                                                                    Exhibit 10.5



                                CEMAX-ICON, INC.

                    EMPLOYEES' 401(K) SAVINGS PLAN AND TRUST

                               ADOPTION AGREEMENT

The undersigned Employer hereby establishes a 401(k) profit sharing plan and trust as set forth herein pursuant to the following action by unanimous consent:

RESOLVED, the Plan and Trust Agreement, consisting of this Adoption Agreement and the CDA Benefit Consultants, Inc. Defined Contribution Plan and Trust Agreement attached as Exhibit A hereto, is hereby adopted for the benefit of all qualified employees of the Employer.

RESOLVED FURTHER, that any officer or director of the Employer is authorized and directed for and on behalf of the Employer to take all actions necessary to implement this Plan and this Trust and to prepare, execute and file all such documents as are necessary to establish and operate the Plan and Trust and to take whatever steps deemed necessary or advisable to ensure the qualification of the Plan and Trust under the Internal Revenue Code.

RESOLVED FURTHER, that for purposes of section 415 of the Internal Revenue Code, the Limitation Year shall be the 12-consecutive-month period designated hereunder.

RESOLVED FURTHER, that the adoption of this Plan and Trust shall constitute a total amendment and restatement of the CEMAX, Inc. 401(k) Savings Plan and Trust which were effective February 15, 1990.

                 PROVISIONS RELATING TO ARTICLE I (DEFINITIONS)

1.   COMPENSATION (1.07).

     Compensation shall include only Compensation actually received by the Employee.

     Compensation shall include elective contributions that are made by the Employer on behalf of the Employee that are not includable in income under Code sections 125, 402(a)(8)/402(e)(3), 402(h), or 403(b).

     The determination period for Compensation shall be the Plan Year.

2.   EFFECTIVE DATE (1.09).

     The Effective Date of this Plan and Trust is June 13, 1995.

3.   EMPLOYER (1.12). EMPLOYER SHALL MEAN:

    Name of Employer: CEMAX-ICON, Inc. (formerly CEMAX, Inc.)
     EIN: 77-0103865
     Date of Incorporation: March 9, 1982
     Employer Fiscal Year: January 1st to December 31st.

     For purposes of crediting Hours of Service for vesting and eligibility, Employer shall also include ICON Medical Systems, Inc.

4.   HIGHLY COMPENSATED EMPLOYEE (1.14).

     In determining the Highly Compensated Employees for the Plan Year, the Employer shall use the Plan Year as the determination period.

5.   HOUR OF SERVICE (1.15): EQUIVALENCY METHOD FOR CERTAIN JOB CATEGORIES.

     If the Employer does not maintain hourly records for a classification of Employees, then Hours of Service shall be credited on the basis of days worked. An Employee shall be credited with 10 Hours of Service for each day in which he is credited with at least one Hour of Service.

6.   PLAN NAME (1.22).

     The name of the Plan shall be the CEMAX-ICON, Inc. Employees' 401(k) Savings Plan. For identification purposes the Employer has assigned the following three digit number to this Plan: 001.

7.   PLAN ADMINISTRATOR (1.23).

     The Plan Administrator shall be the Employer.

8.   PLAN YEAR (1.24).

     The Plan Year shall be the period beginning on February 15, 1990 and ending on December 31, 1990 and each 12-consecutive-month period ending on December 31st thereafter.

9. TRUST (1.30). The name of the Trust shall be the CEMAX-ICON, Inc. Employees' 401(k) Savings Trust. The tax identification number assigned to the Trust by the Internal Revenue Service is 77-0242695.

10. TRUSTEE (1.32).  The following individual is hereby appointed as the
     Trustee: Greg Patti.

11. ELAPSED TIME METHOD. (1.33)

     Service shall not be determined under the Elapsed Time Method under Section
     1.33 of the Plan.

               PROVISIONS RELATING TO ARTICLE II (PARTICIPATION)

1.   ELIGIBLE EMPLOYEES/INELIGIBLE CATEGORY OF EMPLOYMENT (2.01).

     An Employee who is an Employee who is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives (within the meaning of Code section 7701(a)(46)) and one or more employers, including the Employer, under which retirement benefits have been the subject of good faith bargaining between such Employee representatives and such employer or employers shall be excluded from participation in the Plan. Any other Employee who meets the Participation Requirements shall be eligible to participate in the Plan. An Employee who moves from an ineligible category of employment to an eligible category of employment shall participate in the Plan in accordance with the provisions of Section 2.01.

2.   PARTICIPATION REQUIREMENTS (2.01).

     (a) Eligibility to Make Elective Deferrals.

        An Eligible Employee may elect to make Elective Deferrals at any time following his date of hire.

        The above eligibility requirements shall apply only to persons who are Employees on September 30, 1995. Any other Employee may elect to make Elective Deferrals at any time following the first day of the calendar quarter which is coincident with or next following his date of hire.

     (b) Eligibility to Share in the Allocation of Employer Contributions and Forfeitures.

        An Eligible Employee shall be eligible to share in the allocation of Employer Contributions (other than Employer Matching Contributions) on the first day of the calendar quarter which is coincident with or next following the date on which he completes 1 Year of Service.

     (c) Year Of Service.

        For purposes of eligibility, a Year of Service shall mean the completion of 1,000 or more Hours of Service during the Eligibility Computation Period.

3.   ELIGIBILITY COMPUTATION PERIOD (2.01 AND 2.02).

     For purposes of determining Years of Service and Breaks in Service with regards to eligibility, the initial computation period shall be the 12 consecutive month period which began on the date the Employee first performed an Hour of Service. Thereafter, the computation period shall be the Plan Year, commencing with the Plan Year in which the initial computation period ends. For purposes of crediting Years of Service for eligibility, Plan Year shall be determined as though the Plan had been in effect at all times.

4.   ENTRY DATE (2.01).

     An Eligible Employee shall enter the Plan on the earlier of the date he first makes an Elective Deferral to the Plan or the date on which he is eligible to share in the allocation of Employer Contributions and Forfeitures.

5.   ELECTION NOT TO PARTICIPATE (2.05).

     An Employee shall not be permitted to file an election not to participate in this Plan.

               PROVISIONS RELATING TO ARTICLE III (CONTRIBUTIONS)

1.   ELECTIVE DEFERRALS.

     Elective Deferrals shall be permitted under this Plan. Unless otherwise specified in this Plan, Elective Deferrals shall be deemed to be Employer Contributions.

     An Employee shall elect in the manner and form prescribed by the Plan Administrator the amount of Elective Deferrals to be made to the Plan. Such election must specify the percentage or amount of the Elective Deferral. Having made an election, an Employee may nevertheless revoke it or modify it at least once each calendar year according to rules established by the Plan Administrator which are applied in a uniform and nondiscriminatory manner.

     Any Elective Deferral must meet the requirements of Plan Section 3.03.

2.   EMPLOYER CONTRIBUTIONS (3.01).

     EMPLOYER MATCHING CONTRIBUTION:

     For each Plan Year, the Employer shall contribute an Employer Matching Contribution on behalf of each Participant who is eligible to receive an allocation of Employer Matching Contributions for the Plan Year in an amount equal to a percentage of each Participant's Elective Deferrals, subject to a maximum dollar amount, for the Plan Year. Said percentage and maximum dollar amount shall be determined at the discretion of the Employer.

     Said Employer Matching Contribution shall be reduced by forfeitures, if any, to be applied for the Plan Year.

     EMPLOYER DISCRETIONARY CONTRIBUTION:

     The Employer shall determine any additional amount of Employer contributions to be deposited to the Trust fund with respect to such Plan Year.

3.   EMPLOYEE CONTRIBUTIONS (3.02) (3.03).

     (a) Voluntary Employee Contributions

        Voluntary Employee Contributions shall not be permitted under this Plan.

     (b) Employee Rollover Contributions

        Employee Rollover Contributions shall be permitted under this Plan.

     (c) Trustee-to-Trustee Transfers

        Trustee-to-Trustee Transfers shall be permitted under this Plan.

                PROVISIONS RELATING TO ARTICLE IV (ALLOCATIONS)

1.   ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES (4.02).

     Any Employer Matching Contributions shall be allocated during the Plan Year on a monthly, quarterly, semi-annual or annual basis to any Participant who has Elective Deferrals during the period for which the matching contributions are being made, regardless of the Participant's Hours of Service during the Plan Year.

     NON-INTEGRATED ALLOCATION.

     NON-TOP HEAVY PLAN. If this Plan is not a Top Heavy Plan for a Plan Year, then, after the restoration of any benefits required under Section 7.05 and matching the Participant's Elective Deferrals within the limits set forth in Section III(2) of this Adoption Agreement, any remaining Employer Contributions and Forfeitures for the Plan Year shall be allocated in the same ratio that each Covered Participant's Compensation bears to the total Compensation of all Covered Participants for the Plan Year.

     TOP HEAVY PLAN. If this Plan is a Top Heavy Plan for a Plan Year, then, after the restoration of any benefits required under Section 7.05, any remaining Employer Contributions and Forfeitures for the Plan Year shall be allocated in the following manner:

     (1) in the same ratio that each Covered Participant's Compensation for the Plan Year bears to the total Compensation of all Covered Participants for the Plan Year, up to a maximum allocation of 3% of each Participant's Compensation. For purposes of this initial allocation only, Covered Participant shall include any Participant who is still employed on the last day of the Plan Year, regardless of the number of Hours of Service credited during the Plan Year. This initial Top Heavy Plan allocation shall be reduced by any allocation on behalf of a Covered Participant on the accounting date under any other qualified retirement plan maintained by the Employer.

     (2) after matching the Participant's Elective Deferrals within the limits set forth in Section III(2) of this Adoption Agreement, any remaining Employer Contributions and Forfeitures will be allocated in the same ratio that each Covered Participant's Compensation bears to the total Compensation of all Covered Participants for the Plan Year.

     COMPENSATION for purposes of the allocation of Employer Contributions and Forfeitures shall mean the Participant's Compensation for the determination period.

     COVERED PARTICIPANT shall mean any Participant who has completed 1,000 or more Hours of Service during the Plan Year and who is employed with the Employer on the last day of the Plan Year. Covered Participant shall also include any Participant who became disabled or died during the Plan Year, regardless of the number of Hours worked during the Plan Year. For Plan Years beginning after December 31, 1993, Covered Participant shall also include nonhighly compensated Participants who have completed more than 500 Hours of Service during the Plan Year, but only to the extent the Plan Administrator determines is necessary to satisfy the requirements of Code sections 401(a)(26) and 410(b) in accordance with the procedure in Plan
     Section 2.06.

2.   LIMITATION YEAR (4.05).

     The Limitation Year shall be each 12-consecutive-month period ending on December 31st.

3.   LIMITATION FOR PARTICIPATION IN DEFINED BENEFIT PLAN (4.05).

     If the sum of a Participant's defined benefit plan fraction plus the defined contribution plan fraction exceeds 1.0 during a Limitation Year, then the Participant's Annual Additions under this Plan for the Limitation Year shall be reduced to the extent necessary to prevent the limitation from being exceeded.

4.   EXCESS ANNUAL ADDITIONS (4.06).

     If a Participant's Annual Additions during a Limitation Year exceed the limitations of Section 4.05 and the Participant is covered by another qualified defined contribution plan maintained by the Employer, then his Annual Additions under this Plan shall be reduced to the extent necessary to prevent the limitations from being exceeded.

             PROVISIONS RELATING TO ARTICLE V (RETIREMENT BENEFITS)

1.   EARLY RETIREMENT AGE (5.01).

     Early Retirement Age shall be the later of age 55 or the completion of 7 Years of Service for vesting purposes.

2.   NORMAL RETIREMENT AGE (5.01).

     Normal Retirement Age shall be the later of age 65 or the Participant's age on the 5th anniversary of his Entry Date.

                       PROVISIONS RELATING TO ARTICLE VII
              (TERMINATION BENEFITS AND IN-SERVICE DISTRIBUTIONS)

1.   VESTING (7.02).

     A Participant shall always be fully vested in that portion of his Accrued Benefit which is attributable to his Employee Contributions, Elective Deferrals, Qualified Non-Elective Contributions, and Employer Matching Contributions. The remaining portion of his Accrued Benefit shall vest under the following schedule:

YEARS OF SERVICE     NONFORFEITABLE PERCENTAGE
- ----------------     -------------------------
       1                        0%
       2                        20%
       3                        40%
       4                        60%
       5                        80%
   6 or more                   100%

     Irrespective of the above schedule, a Participant who was an Employee on September 30, 1995 shall have his Nonforfeitable percentage calculated under the following schedule:

YEARS OF SERVICE     NONFORFEITABLE PERCENTAGE
- ----------------     -------------------------
       1                        30%
       2                        60%
   3 or more                   100%

2.   YEAR OF SERVICE FOR VESTING PURPOSES.

     A Year of Service for vesting purposes shall mean a Vesting Computation Period in which the Employee completes 1,000 or more Hours of Service. The Vesting Computation Period shall be the Limitation Year.

3.   YEARS OF SERVICE TAKEN INTO ACCOUNT FOR VESTING PURPOSES.

     In computing the Employee's Nonforfeitable percentage, all Years of Service shall be credited.

4.   IN-SERVICE DISTRIBUTIONS (7.08).

     In-service distributions other than withdrawals of Employee Contributions shall not be permitted under the Plan.

5.   WITHDRAWALS OF ELECTIVE DEFERRALS (7.09).

     Financial hardship distribution of a Participant's Elective Deferrals will be allowed.

                        PROVISIONS RELATING TO ARTICLE X

1.   SIGNATURE OF TRUSTEE [10.04(A)].

     If more than one Trustee has been appointed under this Adoption Agreement, then the signature of one Trustee may be accepted by an interested party as conclusive evidence that all Trustees have duly authorized the actions set forth therein.

2.   SEGREGATED ACCOUNTS [10.04(D)].

     Segregated Accounts shall be permitted under this Plan.

             PROVISIONS RELATING TO ARTICLE XI (PARTICIPANT LOANS)

1.   PARTICIPANT LOANS (11.01).

     Participant loans shall be permitted under this Plan.

                  SIGNATURES BY ADOPTING EMPLOYER AND TRUSTEE

     On behalf of the Employer, this Plan and Trust Agreement is hereby adopted this __ day of October, 1995 to be effective as of the date specified in this Adoption Agreement.

                                          --------------------------------------
                                          TERRY ROSS
                                          President

                 CONSENT TO TERMS OF TRUST AGREEMENT BY TRUSTEE

     The undersigned hereby accepts the terms of this Plan and Trust Agreement as of the Effective Date.

                                      ------------------------------------------
                                          GREG PATTI
                                          Trustee

                                   EXHIBIT A

                             TO ADOPTION AGREEMENT

                 DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT

                               TABLE OF CONTENTS

    ARTICLE I    DEFINITIONS..........................................................      1
         1.01    Accounting Date......................................................      1
         1.02    Accrued Benefit......................................................      1
         1.03    Adoption Agreement...................................................      1
         1.04    Annuity Starting Date................................................      1
         1.05    Beneficiary..........................................................      1
         1.06    Code.................................................................      2
         1.07    Compensation.........................................................      2
         1.08    Earned Income........................................................      4
         1.09    Effective Date.......................................................      4
         1.10    Elective Deferrals...................................................      5
         1.11    Employee.............................................................      5
         1.12    Employer.............................................................      5
         1.13    ERISA................................................................      5
         1.14    Highly Compensated Employee..........................................      5
         1.15    Hour of Service......................................................      7
         1.16    Leased Employee......................................................      8
                 Safe Harbor Plan Exception...........................................      8
         1.17    Nonforfeitable.......................................................      8
         1.18    Nontransferable Annuity..............................................      8
         1.19    Owner-Employee.......................................................      9
                 Special Rules and Restrictions.......................................      9
         1.20    Participant..........................................................     10
         1.21    Participant's Account................................................     10
         1.22    Plan.................................................................     10
         1.23    Plan Administrator...................................................     10
         1.24    Plan Year............................................................     10
         1.25    Related Employer.....................................................     10
         1.26    Self-Employed Individual.............................................     10
         1.27    Service/Separation from Service......................................     11
         1.28    Shared Employee......................................................     11
         1.29    Top Heavy Plan/Top Heavy Definitions.................................     12
                 Definitions..........................................................     12
                 Determination Date...................................................     12
                 Top Heavy Ratio......................................................     12
                 Key Employee.........................................................     14
                 Non-Key Employee.....................................................     15
                 Employer.............................................................     15
                 Aggregation Group....................................................     15
         1.30    Trust................................................................     15
         1.31    Trust Fund...........................................................     15
         1.32    Trustee..............................................................     15

         1.33    Year of Service......................................................     16
   ARTICLE II    PARTICIPATION IN THE PLAN/ENTRY DATE.................................     20
         2.01    Eligibility to Participate...........................................     20
         2.02    Break in Service and Participation...................................     20
         2.03    Maternity or Paternity Leave.........................................     21
         2.04    Participation Upon Re-employment.....................................     21
         2.05    Election Not to Participate..........................................     22
         2.06    Failure of Plan to Meet the Coverage Requirements of Code Section
                 410(b) or 401(a)(26).................................................     22
  ARTICLE III    CONTRIBUTIONS TO THE PLAN............................................     24
         3.01    Employer Contribution................................................     24
                 In General...........................................................     24
                 Profit Sharing Plan..................................................     24
         3.02    Employee Contributions...............................................     25
                 Voluntary Employee Contributions.....................................     26
                 Employee Rollover Contributions......................................     26
                 Trustee-to-Trustee Transfers.........................................     26
                 Voluntary Deductible Contributions...................................     27
                 Mandatory Employee Contributions.....................................     28
         3.03    Provisions Applicable to 401(k) Plans and to Plans Permitting
                 Voluntary and Mandatory Employee Contributions or Employer Matching
                 Contributions........................................................     28
                 Provisions Applicable to Voluntary and Mandatory Employee
                 Contributions and Employer Matching Contributions....................     28
                 Actual Contribution Percentage Test..................................     28
                 Special Rules for Highly Compensated Employees.......................     30
                 Correction If ACP Test Is Not Satisfied..............................     31
                 Provisions Applicable to Elective Deferrals..........................     33
                 Excess Elective Deferrals Under Code Section 402(g)..................     33
                 Actual Deferral Percentage Test......................................     34
                 Special Rules for Highly Compensated Employees.......................     36
                 Correction If ADP Test Is Not Satisfied..............................     37
                 Restrictions on Multiple Use of Alternative Limitation (Plans Subject
                 to Both 401(k) and 401(m))...........................................     40
                 Special Top-Heavy Plan Rules.........................................     40
                 Definitions..........................................................     41
                 Matching Employer Contribution.......................................     41
                 Qualified Non-Elective Contribution and Qualified Employer Matching
                 Contribution.........................................................     41
                 Compensation.........................................................     41
                 Employer.............................................................     42
                 Rules Applicable to Partnership Cash or Deferred Arrangements........     42
   ARTICLE IV    PARTICIPANT'S ACCOUNTS AND ALLOCATIONS...............................     43
         4.01    Participant's Accounts...............................................     43
         4.02    Allocation of Employer Contributions and Forfeitures.................     43
         4.03    Allocation of Employee Contributions.................................     43
         4.04    Allocation of the Trust Fund Earnings................................     43
         4.05    Limitations on Annual Additions......................................     44
                 Basic Limitation 44

                 Amounts Not Considered As Annual Additions...........................     45
                 Maximum Annual Addition in Short Limitation Year.....................     45
                 Limitation for Present or Prior Participation in Defined Benefit
                 Plan.................................................................     46
                 Definitions..........................................................     46
                 Compensation.........................................................     46
                 Employer.............................................................     46
                 Defined Contribution Plan............................................     46
                 Defined Benefit Plan.................................................     47
                 Defined Benefit Plan Fraction........................................     47
                 Defined Contribution Plan Fraction...................................     48
                 Projected Annual Benefit.............................................     49
                 Special Top Heavy Rules..............................................     50
         4.06    Treatment of Excess Annual Additions.................................     50
    ARTICLE V    RETIREMENT BENEFITS..................................................     52
         5.01    Retirement Benefits..................................................     52
                 Early Retirement Benefit.............................................     52
                 Normal Retirement Benefit............................................     52
                 Deferred Retirement Benefit..........................................     52
         5.02    Time of Commencement of Retirement Benefit...........................     52
         5.03    Form of Retirement Benefit...........................................     53
                 Qualified Joint and Survivor Annuity.................................     53
                 Optional Forms of Benefit............................................     53
                 Election to Receive the Retirement Benefit in a Form Other Than a
                 Qualified Joint and Survivor Annuity.................................     54
                 Written Explanation Requirement......................................     54
                 Participant Waiver Election..........................................     55
                 Spousal Consent Requirement..........................................     55
                 Minimum Distribution Requirements....................................     56
         5.04    Retirement Benefit Less Than $3,500..................................     57
         5.05    Designation of Distribution Made in Accordance With Section 242(b)(2)
                 of TEFRA.............................................................     58
         5.06    Direct Rollover Requirement..........................................     59
   ARTICLE VI    DEATH BENEFIT........................................................     61
         6.01    Death Benefit........................................................     61
         6.02    Designation of Beneficiary...........................................     61
         6.03    Time of Commencement of Death Benefit................................     61
         6.04    Form of Death Benefit................................................     62
                 Qualified Pre-Retirement Survivor Annuity............................     62
                 Election to Waive the QPSA...........................................     63
                 Optional Forms of Benefit............................................     64
         6.05    Death Benefit Less Than $3,500.......................................     65
         6.06    Designation of Distribution Made Prior to January 1, 1984............     65
         6.07    Irrevocable Distribution Option to Spouse or Trust for Benefit of
                 Spouse...............................................................     66
  ARTICLE VII    DISABILITY AND TERMINATION BENEFITS IN-SERVICE DISTRIBUTIONS.........     67
         7.01    Disability Benefit...................................................     67
         7.02    Termination Benefit..................................................     67
         7.03    Time of Commencement of Disability or Termination Benefit............     67

         7.04    Form of Disability or Termination Benefit............................     67
         7.05    Forfeiture and Restoration of Accrued Benefit........................     68
         7.06    Partial Restoration of the Termination Benefit.......................     69
         7.07    Breaks in Service and Vesting........................................     69
         7.08    In Service Distributions.............................................     69
                 Employee Contribution Withdrawal.....................................     70
                 Profit Sharing Distribution..........................................     70
                 Hardship Distribution................................................     70
                 Financial Need.......................................................     71
                 Distribution Necessary to Satisfy Need...............................     71
         7.09    Restriction on Withdrawals of Elective Deferrals.....................     72
         7.10    Distribution Under Qualified Domestic Relations Order................     73
 ARTICLE VIII    BENEFIT CLAIMS AND APPEAL PROCEDURE..................................     75
         8.01    Claims Procedure.....................................................     75
         8.02    Claims Review/Approval or Denial by Plan Administrator...............     75
         8.03    Benefit Denial Procedure.............................................     75
                 Notice of Denial of Benefit Claim....................................     75
                 Appeal of Decision of Plan Administrator.............................     76
         8.04    Standard of Review...................................................     77
         8.05    Missing or Lost Participant or Beneficiary...........................     77
   ARTICLE IX    ADMINISTRATION OF THE PLAN...........................................     78
         9.01    Designation of Named Fiduciary.......................................     78
         9.02    Discretion of Plan Administrator.....................................     78
         9.03    Powers and Duties of Plan Administrator..............................     78
         9.04    Procedure With Respect to Qualified Domestic Relations Orders........     80
         9.05    Information to Plan Administrator....................................     81
         9.06    Funding Policy.......................................................     82
         9.07    Administrative Committee.............................................     82
         9.08    Resignation and Removal of Plan Administrator........................     82
         9.09    Indemnity of Plan Administrator......................................     82
         9.10    Compensation and Expenses of the Plan Administrator..................     83
    ARTICLE X    TRUST AGREEMENT......................................................     84
        10.01    Establishment of Trust/Appointment of Trustee........................     84
        10.02    Duties of Trustee....................................................     84
        10.03    Trustee Powers.......................................................     84
        10.04    Allocation of Fiduciary Responsibility...............................     87
                 As Between Co-Trustees...............................................     87
                 As Between the Trustee and the Plan Administrator or Any Other
                 Person...............................................................     87
                 Appointment of Investment Manager....................................     87
                 Segregated Account/Participant Direction of Investment...............     87
        10.05    Investment in Group Trust Fund.......................................     88
        10.06    Resignation/Removal/Appointment of Successor Trustee.................     88
                 Resignation..........................................................     88
                 Removal..............................................................     88
                 Appointment of Successor Trustee.....................................     88
        10.07    Fees and Expenses From Fund..........................................     89

        10.08    Indemnification......................................................     89
   ARTICLE XI    PARTICIPANT AND BENEFICIARY LOANS ADOPTION OF LOAN ADMINISTRATION
                 POLICIES.............................................................     90
        11.01    Elective Allowance of Participant and Beneficiary Loans..............     90
        11.02    Limit on Amount of Outstanding Loan Balance After December 31,
                 1986.................................................................     90
        11.03    Loan Terms...........................................................     91
        11.04    Use of Nonforfeitable Accrued Benefit as Loan Security...............     91
                 In General...........................................................     91
                 Married Participant..................................................     92
        11.05    Loan Administration Policies.........................................     93
        11.06    Participant Loans Prior to 12/31/96..................................     94
        11.07    Participant Loans to Owner-Employee or Shareholder-Employee
                 Prohibited Without Administrative Exemption..........................     94
  ARTICLE XII    PROVISIONS RELATING TO LIFE INSURANCE................................     95
        12.01    Insurance Benefit....................................................     95
        12.02    Incidental Insurance Benefits........................................     95
        12.03    Distribution or Discontinuance of Life Insurance Protection..........     96
 ARTICLE XIII    AMENDMENT OR TERMINATION OF THE PLAN AND TRUST.......................     97
        13.01    Amendment by Employer/Amendment Procedure............................     97
                 Code Section 411(d)(6) Protected Benefits............................     97
                 Computation of Nonforfeitable Percentage.............................     97
        13.02    Discontinuance of Employer Contributions.............................     98
        13.03    Partial Termination..................................................     99
        13.04    Termination of the Plan and Trust....................................     99
  ARTICLE XIV    MISCELLANEOUS........................................................    101
        14.01    No Responsibility for Employer Action................................    101
        14.02    Fiduciaries Not Insurers.............................................    101
        14.03    Successors...........................................................    101
        14.04    Employment and Rights Not Guaranteed.................................    101
        14.05    Assignment or Alienation.............................................    102
        14.06    Exclusive Benefit....................................................    102
        14.07    Merger/Direct Transfer...............................................    102
        14.08    Liability of Employer................................................    102
        14.09    Rights and Remedies Limited..........................................    102
        14.10    Construction of the Plan and Trust Agreement.........................    103
        14.11    Headings and Gender..................................................    103

                                   EXHIBIT A

                             TO ADOPTION AGREEMENT

                 DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT

     Pursuant to the resolutions contained in the Adoption Agreement, this defined contribution plan and trust agreement is adopted for the sole benefit of the Employees of the Employer and their Beneficiaries:

                                   ARTICLE I

                                  DEFINITIONS

     1.01 ACCOUNTING DATE shall mean the last day of the Plan Year or any interim valuation date, as selected by the Plan Administrator.

     1.02 ACCRUED BENEFIT shall mean the value of a Participant's Account as of any Accounting Date. A Participant shall not accrue any right to any Employer Contributions or Forfeitures for a Plan Year until the last day of the Plan Year.

     1.03 ADOPTION AGREEMENT shall mean the Adoption Agreement used to adopt this Plan and establish the Trust set forth herein, including any amendments thereto.

     1.04 ANNUITY STARTING DATE shall mean the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

     1.05 BENEFICIARY shall mean the person (or persons or entity) designated by a Participant or under the terms of this Agreement to receive all or part of the Participant's benefit under the Plan upon the Participant's death. A Beneficiary's right to (and the Plan Administrator's or Trustee's duty to provide to the Beneficiary) information concerning the Plan does not arise until the Participant's date of death.

     1.06   CODE shall mean the Internal Revenue Code of 1986, as amended.

     1.07 COMPENSATION, except as otherwise provided for herein or in the Adoption Agreement, shall mean the wages received by the Employee from the Employer as defined in Code section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)). For a Self-Employed Individual, Compensation shall mean Earned Income, as defined under Section 1.08. For a Leased Employee who is considered an Employee under the provisions of Section 1.16, Compensation shall mean the 3401(a) wages paid to the Leased Employee by the leasing organization which are attributable to services performed for the Employer.

     In addition, for any determination period, the following shall be excluded as Compensation for all Employees:

     (a) compensation deferred under an eligible deferred compensation plan within the meaning of Code section 457(b) (deferred compensation plans of state and local governments and tax exempt organizations)\; and

     (b)   employee contributions under governmental plans described in Code section 414(h)(2) that are picked up by the Employer and thus are treated as Employer contributions.

     For any determination period beginning after December 31, 1988 and prior to January 1, 1994, Compensation taken into account for any Employee shall not exceed $200,000, as adjusted at the beginning of such determination period in the same manner as the dollar limitation under Code section 415(d). However, with respect to the 1990 through 1993 Plan Years, the Plan Administrator may elect to use the Compensation limit under Code section 401(a)(17) in effect on the January 1 within the said Plan Years.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     The above limitation shall apply to the combined Compensation of the Employee and any family member aggregated with the Employee as set forth herein who is either the Employee's spouse or the Employee's lineal descendant who has not attained age 19 as of the last day of the determination period. If the aforementioned limitation is exceeded by the Employee and one or more family members, then the Compensation of any family member who is not benefiting under this Plan or any other qualified plan maintained by the Employer or any Related Employer shall be reduced to "0." If the dollar limitation is still exceeded, then the Compensation for the remaining family members including the Participant shall be reduced under one of the following methods:

     (a) By prorating the dollar limitation among each family member in proportion to his Compensation determined without regard to the dollar limitation.

     (b) If the Employer contribution is allocated taking into account permitted disparity:

         By reducing the Compensation of any family member whose Compensation exceeds the integration level used for determining Excess Compensation. The remaining amount after deducting from the dollar limitation the Compensation for each family member whose Compensation is equal to or less than the integration level shall be prorated among each family member without regard to the integration level\; or

     (c) By reducing the Compensation of the family member with the highest level of Compensation to the extent necessary to prevent the dollar limitation from being exceeded.

     For any determination period beginning prior to January 1, 1989, the above referenced $200,000 limitation shall be applied without regard to the above referenced family aggregation rules and shall apply to an Employee only if the Plan was a Top Heavy Plan for such determination period. If the period for determining compensation is shorter than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by the fraction, the numerator of which is the number of months in the short period, and the denominator of which is 12.

     1.08 EARNED INCOME shall mean net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the individual are a material income producing factor. The Plan Administrator will determine net earnings without regard to items excluded from gross income and the deductions allocable to those items. Net earnings shall be reduced by the deduction allowed to the Self-Employed Individual under Code section 404 for all contributions made by the Employer to a qualified plan, including this Plan, and, for Plan Years beginning after December 31, 1989, the deduction allowed to the Self-Employed Individual under Code section 164(f) for self-employment taxes. Any reference in this Plan to Compensation is also a reference to the Earned Income of any Self-Employed Individual.

     1.09 EFFECTIVE DATE shall mean the effective date of the Plan or restatement date of the Plan as set forth in the Adoption Agreement. This date signifies the date on which the Plan and Trust hereunder take effect either as a new Plan and Trust or as an amendment and restatement in its entirety to the Plan and Trust previously adopted by the Employer.

     1.10 ELECTIVE DEFERRALS shall mean any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. For any taxable year Elective Deferrals shall be the sum of any elective contribution made by a Participant under a cash or deferred arrangement (as defined in Code section 401(k)), any Employer contribution to a simplified employee pension plan to the extent such contribution is not includable in the individual's gross income for the taxable year under Code section 402(h)(1)(B), any Employer contribution to an annuity contract under Code section 403(b) under a salary reduction agreement, and any Employee contribution designated as deductible under a trust described in Code section 501(c)(18) to the extent that such contribution is deductible from such individual's income for the taxable year on account of Code section 501(c)(18).

     1.11 EMPLOYEE shall mean any common law employee of the Employer, and shall also include, if applicable, any Self-Employed Individual and any Leased Employee deemed to be an employee of the Employer.

     1.12 EMPLOYER shall mean the corporation, individual or entity designated in the Adoption Agreement.

     1.13 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.14 HIGHLY COMPENSATED EMPLOYEE shall mean an Employee who, during the Plan Year or the preceding 12-month period:

     (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code section 318 and the principles of Code section 318, for an unincorporated entity)\;

     (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year)\;

     (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of Employees (based on Compensation for the relevant year)\; or

     (d) has Compensation in excess of 50% of the dollar amount prescribed in Code section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

     If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but not during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code section 414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Plan Administrator will treat the highest paid officer as satisfying clause (d) for that year.

     The Plan Administrator must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includable in clause (d) and the relevant Compensation, consistent with Code section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Plan Administrator will treat a Highly Compensated Employee described in clause (a) of this Section and a family member (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) of a Highly Compensated Employee described in clause (a) of this Section, or a family member of one of the ten Highly Compensated Employees with the greatest Compensation for the Plan Year, and such Highly Compensated Employee as a single Highly Compensated Employee by aggregating the total of Compensation and Plan contributions received by all such individuals for the Plan Year.

     A former Highly Compensated Employee shall be any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section or received Compensation in excess of $50,000 during either the year of his Separation from Service (or the prior year) or any year ending after his 54th birthday.

     1.15   HOUR OF SERVICE shall mean the following:

     (a) Each hour for which an Employee is paid, or is entitled to payment, for the performance of duties for the Employer during the applicable computation period.

     (b) Each hour for which an Employee is paid, or is entitled to payment, by the Employer on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single computation period. In addition, no Hours of Service shall be credited for any payment which is made under a plan maintained by the Employer solely for the purpose of complying with the applicable workers' compensation, unemployment compensation or disability insurance laws nor any payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under paragraph (a) or paragraph
         (b), as the case may be, and under this paragraph (c).

     Hours of Service under paragraphs (b) and (c) shall be determined and credited according to the provisions of sections 2530.200(b)-2(b) and (c) of the Department of Labor regulations. An Hour of Service shall not be credited to an Employee under more than one of the above paragraphs.

     Hours of Service shall be credited according to hourly records maintained by the Employer. In the absence of maintaining hourly records for a classification of Employees, Hours of Service shall be credited according to the equivalency method selected in the Adoption Agreement, provided the classification is reasonable and consistently applied.

     For purposes of determining Hours of Service, Employer shall mean the Employer and any Related Employer.

     1.16 LEASED EMPLOYEE shall mean an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any related persons within the meaning of Code section 414(n)(6)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. Unless covered under the Safe Harbor Plan Exception, a Leased Employee shall be treated as an Employee. For purposes of Section 1.07, Compensation of a Leased Employee shall mean Compensation from the leasing organization which is attributable to services performed for the Employer. Contributions or Benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as being provided by the Employer.

     SAFE HARBOR PLAN EXCEPTION. For services performed after December 31, 1986, a Leased Employee shall be treated as an Employee of the Employer unless the leasing organization covers the employee in a safe harbor plan and, prior to application of this Safe Harbor Plan Exception, 20% or less of the Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation.

     For services performed prior to December 31, 1986, the aforementioned nonintegrated contribution shall be at least 7- 1/2%, and the Plan shall be a safe harbor plan even though prior to application of the Safe Harbor Plan Exception more than 20% of the Employees are Leased Employees.

     1.17 NONFORFEITABLE shall mean a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

     1.18 NONTRANSFERABLE ANNUITY shall mean an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the issuing insurance company. If the Trustee distributes an annuity contract to a Participant or Beneficiary, the contract must be a Nontransferable Annuity.

     1.19 OWNER-EMPLOYEE shall mean a Self-Employed Individual who, in the case of a sole proprietorship, is the sole proprietor or, in the case of a partnership, is a partner who owns more than 10% of either the capital or profit interest of the partnership.

     SPECIAL RULES AND RESTRICTIONS. The following special rules and restrictions apply to Owner-Employees:

     (a) If the Plan provides contributions or benefits for an Owner-Employee or for a group of Owner-Employees who controls the trade or business with respect to which this Plan is established and one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code section 401(a) and Code section 401(d) with respect to the employees of the controlled trades or businesses.

     (b) If the Owner-Employee or group of Owner-Employees controls any other trade or business, then the Owner-Employee shall be excluded from this Plan unless the employees of the other controlled trade or business participate in a plan which satisfies the requirements of Code section 401(a) and Code section 401(d). The other qualified plan must provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business he does control must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business he does not control.

     (c) For purposes of paragraphs (a) and (b), an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together own the entire interest in an unincorporated trade or business or, in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership. For purposes of this subparagraph (c), an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned directly, or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of this subparagraph (c).

     1.20 PARTICIPANT'S ACCOUNT shall mean an Employee who enters the Plan in accordance with the provisions of this Plan and Trust Agreement.

     1.21 PARTICIPANT'S ACCOUNT shall mean the separate account(s) which the Plan Administrator or the Trustee shall maintain for a Participant under the Plan. A separate subaccount shall be maintained for the Participant's Employer Contributions and Forfeitures and each type of Employee Contribution credited on behalf of the Participant.

     1.22 PLAN shall mean this Plan established or continued by the Employer in the form of this Agreement.

     1.23 PLAN ADMINISTRATOR shall be the person or entity designated as such in the Adoption Agreement.

     1.24 PLAN YEAR shall mean the fiscal year of the Plan, as designated in the Adoption Agreement. The final Plan Year shall be the designated twelve month period in the Adoption Agreement, which includes the date of the final distribution of the Trust Fund assets.

     1.25 RELATED EMPLOYER shall mean any corporation, trade or business (whether or not incorporated) who, along with the Employer, is part of a controlled group, as defined under Code sections 414(b) and (c), or is part of an affiliated service group, as defined under Code sections 414(m) and (o).

     1.26 SELF-EMPLOYED INDIVIDUAL shall mean an individual who has Earned Income (or would have had Earned Income but for the fact that the trade or business did not have net profits for the taxable year) from the trade or business for which the Plan is established.

     1.27 SERVICE/SEPARATION FROM SERVICE. Service shall mean any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. Separation from Service shall occur when the Employee ceases performance of services for the Employer maintaining the Plan.

     In addition, in any case where this Plan is the plan of a predecessor employer, all service with such predecessor employer shall be treated as service for the Employer.

     1.28 SHARED EMPLOYEE shall mean an individual if, during a Plan computation period, such individual performs services as an employee for the Employer and one or more other persons who are not Related Employers (collectively referred to as employing persons) at one or more shared business premises of such employing persons or one or more common locations. With respect to a Shared Employee, this Plan shall take into account only Hours of Service performed for the Employer by such Shared Employee.

     However, the Employer may elect with respect to all Shared Employees who perform services of the same type for the Employer and whose combined hours of service during a Plan computation period at such shared premises or locations for the Employer equals or exceeds 1,000 Hours of Service to credit each such Employee with 1,000 Hours of Service for such period.

     The Employer may also elect to credit each Shared Employee who is credited with 1,000 or more hours of service with all employing persons during a Plan computation period with 1,000 Hours of Service for said computation period.

     An individual shall receive credit for vesting and eligibility purposes for each Plan Year in which the individual is a Shared Employee. The Employer Contributions and Forfeitures allocated to a Shared Employee for a Plan Year shall be determined by multiplying the contribution calculated under the Plan as if the Shared Employee was employed exclusively by the Employer and received all compensation paid to the Shared Employee by all of the employing persons from the Employer by a fraction, the numerator of which is the amount of Compensation paid the Shared Employee by the Employer, and the denominator of which is the amount of compensation paid the Shared Employee by all of the employing persons.

     1.29 TOP HEAVY PLAN/TOP HEAVY DEFINITIONS. If this Plan is the only qualified plan maintained by the Employer, the Plan shall be a Top Heavy Plan for any Plan Year beginning after December 31, 1983 if, on the Determination Date, the Top Heavy Ratio exceeds 60%. If the Employer maintains any other qualified plan (including a simplified employee pension plan) or maintained another such plan which is now terminated, this Plan shall be a Top Heavy Plan for any Plan Year beginning after December 31, 1983 if, during the calendar year which includes the Plan's Determination Date, the Top Heavy Ratio determined for the Aggregation Group exceeds 60%.

     This Plan shall be a Super Top Heavy Plan if the Top Heavy Ratio as determined above exceeds 90%.

     DEFINITIONS. For purposes of applying the provisions of this Section, the following definitions shall apply:

     (a) DETERMINATION DATE shall mean the last day of a plan's preceding plan year, or, in the case of the first plan year, the last day of such plan year.

     (b) TOP HEAVY RATIO shall mean a fraction, the numerator of which is the sum of the present value of accrued benefits for Key Employees and the denominator of which is the sum of the present value of the accrued benefits for all Employees.

         The present value of an Employee's accrued benefit under any defined contribution plan, including this Plan, shall be determined as of the Valuation Date. The Valuation Date shall be the most recent date used for valuing the accrued benefit which occurred during the 12-month period ending on the Determination Date. In the case of a profit sharing plan, including a 401(k) plan, the present value of the accrued benefit shall include any contributions actually made after the valuation date but on or before the Determination Date, except that in the case of the first plan year, such value shall also include any contributions made after the Determination Date that are allocated as of a date during that first plan year. In the case of a pension plan, the present value of the accrued benefit shall include any contributions due as of the Determination Date which are required under section 412 of the Code as well as any contributions that would be allocated as of a date not later than the Determination Date, even though such amounts were not required to be contributed.

         The present value of an Employee's accrued benefit under a defined benefit plan shall be determined on the Valuation Date. The Valuation Date is the date used for computing plan costs for minimum funding purposes which occurred during the 12-month period ending on the Determination Date. The present value of the accrued benefit for a current Employee must be determined as if the individual terminated service on the Valuation Date, or, in the case of the first plan year, as if the individual terminated service on the Determination Date. The accrued benefit for any Non-Key Employee shall be determined under the uniform accrual method, if any, which is used by all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule described in Code section 411(b)(1)(C). For purposes of computing the present value of the accrued benefit, the uniform actuarial assumptions specified in all defined benefit plans of the Employer shall be used, or if the actuarial assumptions specified are not uniform, an interest assumption of 5% shall be used in conjunction with the Unisex Pension 1984 Mortality Table as the post-retirement mortality assumption. The present value of the accrued benefit shall include the value of nonproportional subsidies and shall exclude the value of proportional subsidies.

         The present value of an Employee's accrued benefit under both a defined contribution plan and a defined benefit plan shall include the value of any non-deductible voluntary or mandatory Employee contributions. In addition, the present value of the accrued benefit shall include a distribution paid to the Employee from the plan during the 5-year period ending on the Determination Date (including a distribution from a terminated plan which, if it had not terminated, would have been required to be included in the Aggregation Group), unless such distribution was a rollover contribution or trustee-to-trustee transfer to another plan maintained by the Employer. Any rollover contribution or trustee-to-trustee transfer accepted by a plan shall be included in the present value of the Employee's accrued benefit unless the rollover contribution or trustee-to-trustee transfer was from the plan of an unrelated employer, initiated by the Employee and accepted by the Plan after December 31, 1983.

         In calculating the sum of the present value of the accrued benefits for a plan, the present value of the accrued benefit for any Non-Key Employee who was formerly a Key Employee and the present value of the accrued benefit for any Employee who has not received credit for one Hour of Service during the 5-year period ending on the Determination Date shall not be included.

     (c) KEY EMPLOYEE shall mean any Employee, including any former Employee, who at any time during the 5-year period ending on the Determination Date is:

         (1) an officer of the Employer whose Compensation for the plan year is greater than 50% of the dollar limitation in effect under Code section 415(b)(1)(A) for the plan year. The number of officers taken into account under this clause shall not exceed the greater of 3 or 10% of the total number of Employees (after application of Code section 414(q)(8) exclusions), such number not to exceed 50.

         (2) 1 of the 10 Employees owning the largest interests in the Employer whose Compensation for the plan year exceeds the dollar limitation in effect under Code section 415(c)(1)(A) of the plan year.

         (3) a person who owns, if the Employer is a corporation, more than 5% of the outstanding stock or stock possessing more than 5% of the total combined voting power of all stock of the corporation or, if the Employer is not a corporation, a person who owns more than 5% of the capital or profits interest in the Employer.

         (4) a person who meets the requirements of clause (3) if "1%" is substituted for "5%" each place it appears in clause (3) and whose Compensation for the plan year exceeds $150,000.

         For purposes of determining ownership in the Employer, the constructive ownership rules of Code section 318 (or, if the Employer is not a corporation, principles similar to the principles of Code section 318 if capital or profits interest is substituted for stock) shall apply except that subparagraph (c) of Code section 318(a)(2) shall be applied by substituting "5 percent" for "50 percent". However, the rules of subsections (b), (c) and (m) of Code section 414 shall not apply for purposes of determining ownership in the Employer.

         Compensation shall mean the amount defined under Section 1.07 plus any additional amounts paid by the Employer which are excludable from the Employee's gross income under Code sections 125, 402(a)(8), 402(h) or 403(b).

         Key Employee shall also mean the Beneficiary of a Key Employee.

     (d) NON-KEY EMPLOYEE shall mean an Employee or Beneficiary who is not a Key Employee.

     (e) EMPLOYER shall mean the Employer that adopts this Plan and any Related Employer.

     (f)    AGGREGATION GROUP shall mean:

         (1) each qualified plan of the Employer, including any terminated plan, in which a Key Employee is a participant during the 5-year period ending on the Determination Date\;

         (2) each other qualified plan of the Employer which enables any plan described in clause (1) to meet the requirements of Code section 401(a)(4) or Code section 410\; and

         (3) any other qualified plan maintained by the Employer, provided such plan and the plans under clauses (1) and (2) satisfy in the aggregate the requirements of Code section 401(a)(4) and Code section 410.

     1.30   TRUST shall mean the separate Trust created under this Agreement.

     1.31 TRUST FUND shall mean all property of every kind held or acquired by the Trustee under the Agreement.

     1.32 TRUSTEE shall mean the individual(s) or entity designated in the Adoption Agreement as Trustee, to be governed by the Trust provisions herein, or any successor in office.

     1.33   YEAR OF SERVICE shall be the period defined in the Adoption
Agreement.

     In the event that the Elapsed Time Method of crediting Service has been elected in the Adoption Agreement, then the following Section 1.33 shall apply:

     YEAR OF SERVICE/MONTH OF SERVICE/ELAPSED TIME METHOD FOR CREDITING SERVICE. This Plan shall use the elapsed time method of crediting service for both eligibility and vesting under the Plan. Service shall be credited in accordance with the provisions of Regulation 1.410(a)-7 including any amendment thereof. In accordance with the foregoing, crediting of service under the Plan shall be based on the following:

     (a) CALCULATION OF SERVICE. For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the Nonforfeitable interest in the Participant's Account balance derived from Employer contributions (except for periods of Service which may be disregarded on account of the "rule of parity" described in section
         2.02 as to participation and Section 7.02 as to vesting), an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months.

     (b) YEAR OF SERVICE FOR PURPOSES OF VESTING. Assuming no interruption in employment, an Employee hired on any day of a given month will have one Year of Service on the anniversary date of that month in the next following year, and an additional Year of Service on the anniversary date in which he was employed in each succeeding year thereafter.

     (c) MONTHS OF SERVICE. For purposes of the Elapsed Time Method, Months of Service shall mean periods of employment of thirty (30) days (whether or not consecutive) commencing on the Employee's employment commencement date (including reemployment) and ending on the date a Period of Severance begins.

     (d) BREAKS IN SERVICE -- "ONE YEAR PERIOD OF SEVERANCE." Breaks in service will be calculated in consecutive calendar months and years in accordance with subparagraph (a) above. A "one year break in service" means the applicable computation period of twelve consecutive months during which an Employee fails to accrue a month of service. Further, solely for purposes of determining whether a Participant has incurred a one year break in service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and one year breaks in service shall be measured on the same computation period.

         An Employee shall be not be deemed to have incurred a one year break in service if he completes an Hour of Service within twelve months following the date his employment terminated.

         In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence
         (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     (e) SERVICE SPANNING RULES. Service credited through the last day in which Severance From Service has occurred and service credited subsequent to the Reemployment Commencement Date shall be added together for all purposes under this Plan (including current vested status), but the intervening times shall be disregarded. Notwithstanding the preceding paragraph, if a terminated participant is reemployed within the twelve consecutive calendar month period following his Severance From Service Date, he will be credited with service for the period during which his employment with the Employer was interrupted. Such Employee will not be regarded as having incurred a break in service for Plan purposes. In no event, however, will an Employee who had not yet become a Participant when said Employee terminated become a Participant until his Reemployment Commencement Date.

     (f) AGGREGATING SERVICE. All periods of employment shall be aggregated in determining an Employee's service. In computing the aggregate, such aggregate shall not include any service that can be disregarded by reason of a prior break in service.

         If the Employer is a member of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), a group of trades or businesses under common control (under section 414(c)) or any other entity required to be aggregated with the Employer pursuant to section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or section 414(o) to be considered an employee of any employer aggregated under section 414(b), (c), or (m).

     (g) COMPUTATION OF SERVICE WHILE DISABLED. Service will include all periods during which an Employee was deemed to be totally and permanently disabled as defined in the Plan provided that if an Employee ceases to be disabled and does not return to employment within ninety (90) days thereafter no service credit will be given from and after the last day of the month during which such eligibility ceased.

     (h)   DEFINITIONS APPLICABLE TO SECTION 1.33.

         (1) SEVERANCE FROM SERVICE DATE. A severance from service shall occur on the earlier of:

               (i)    The date on which an Employee quits, retires, is
                     discharged or dies; or

               (ii)   The first anniversary of the first date of a period in
                     which an Employee remains absent from service (with or without pay) with the Employer maintaining the Plan for any reason other than a quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or layoff.

         (2) EMPLOYMENT COMMENCEMENT DATE. The first day an Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months.

         (3) REEMPLOYMENT COMMENCEMENT DATE. The term "reemployment commencement date" shall mean the first date, following a period of severance from service which is not required to be taken into account under the service spanning rules herein on which an Employee performs an Hour of Service as defined in the Plan for the Employer maintaining the Plan.

         (4) PERIOD OF SERVICE. The term "period of service" shall mean a period of service commencing on the Employee's employment commencement date or reemployment commencement date whichever is applicable, and ending on the severance from service date.

                                   ARTICLE II

                      PARTICIPATION IN THE PLAN/ENTRY DATE

     2.01 ELIGIBILITY TO PARTICIPATE. An Employee shall be eligible to become a Participant upon satisfying the participation requirements set forth in the Adoption Agreement. Each eligible Employee who satisfies the participation requirements shall enter the Plan on the Entry Date set forth in the Adoption Agreement.

     The Adoption Agreement may establish one or more categories of Employees or employment positions which are ineligible to participate in the Plan. An Employee who is employed in a position described in the Adoption Agreement as an ineligible category of employment shall not be eligible to participate until said Employee is employed in a position of employment that is not an ineligible category. In that event, said Employee shall enter the Plan on the later of the date said Employee became employed in an eligible category of employment or the first Entry Date said Employee would have entered the Plan if said Employee had been employed in an eligible category. A Participant who becomes employed in an ineligible category of employment after having been employed in an eligible category of employment shall continue to participate in the Plan but shall not receive credit for any Compensation earned while in an ineligible category of employment.

     2.02 BREAK IN SERVICE AND PARTICIPATION. An Employee shall incur a Break in Service if he does not complete more than 500 Hours of Service during a computation period. The computation period for purposes of determining a Break in Service shall be the same computation period for determining a Year of Service for eligibility purposes under the Adoption Agreement.

     In the event that the Adoption Agreement shall provide for the completion of more than one Year of Service as a condition of participation, then an Employee who incurs a Break in Service before completing the service condition set forth in the Adoption Agreement shall be treated as a new Employee on the date he first performs an Hour of Service for the Employer after the Break in Service.

     In the case of a nonvested Participant who incurs one or more consecutive Breaks in Service, Years of Service prior to the initial Break in Service shall not be required to be taken into account for eligibility purposes if the number of Breaks in Service equals or exceeds the greater of 5 or the aggregate number of Years of Service credited to the Participant prior to the initial Break in Service. Such aggregate number of Years of Service shall not include any Years of Service disregarded under the preceding sentence by reason of any prior Breaks in Service.

     Except as provided above, all Years of Service prior to a Break in Service shall be credited to an Employee for purposes of Plan Participation.

     2.03 MATERNITY OR PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Plan Administrator shall credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Plan Administrator shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement of an adopted child with the Employee, or the care of the Employee's child immediately following the child's birth or placement. The Plan Administrator shall credit Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would have received if he were paid during the absence period or, if the Plan Administrator cannot determine the number of Hours of Service the Employee would have received, on the basis of eight (8) hours per day during the absence period. The Plan Administrator shall credit only the number of Hours of Service (not exceeding 501 Hours of Service) necessary to prevent an Employee from incurring a Break in Service. The Plan Administrator shall credit all Hours of Service described in this paragraph to the computation period in which the absence period begins, or if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Plan Administrator shall credit these Hours of Service to the next computation period.

     2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his re-employment. An Employee who has satisfied the eligibility conditions of
Section 2.01 but who terminates employment prior to his Entry Date shall become a Participant in the Plan on the later of the date of his re-employment or the aforementioned Entry Date. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Section 2.01.

     2.05 ELECTION NOT TO PARTICIPATE. An Employee eligible to participate, including any present Participant, may elect not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee must file the election in writing with the Plan Administrator not later than the last day of that Plan Year. The Plan Administrator shall have the discretion to not honor said election for any Plan Year where the election may jeopardize the continued qualification of the Plan. The Employer may not make any contribution under the Plan for the Employee for any Plan Year for which the election is in effect. An Employee who elects not to participate may later elect to participate in the Plan by filing an election in writing with the Plan Administrator not later than the end of the Plan Year for which such election is to be effective. If an Employee is a Self-Employed Individual, the Employee's election must be effective no later than the date the Employee first would have become a Participant in the Plan and the election is irrevocable (except as permitted by Treasury regulations without creating a Code section 401(k) arrangement with respect to that Self-Employed Individual). An election timely filed is effective for the entire Plan Year.

     For each Plan Year for which a Participant's election not to participate is effective, the Participant's Account, if any, shall continue to share in the allocation of Trust Fund earnings. Furthermore, the Employee electing not to participate shall receive credit for eligibility and vesting purposes for each Year of Service completed during the period the election not to participate is effective.

     2.06 FAILURE OF PLAN TO MEET THE COVERAGE REQUIREMENTS OF CODE SECTION 410(B) OR 401(A)(26). If this is a Plan that would otherwise fail to meet the requirements of Code sections 401(a)(26) or 410(b) and the Regulations thereunder, the group of Participants eligible to share in the Employer's Contribution and Forfeitures for the Plan Year shall be expanded to include the minimum number of Non-Highly Compensated Employees who would not otherwise be eligible as is necessary to satisfy such requirements. The Plan Administrator shall specify which such Non-Highly Compensated Employees shall share in the allocation of Employer Contributions and Forfeitures for the Plan Year.

     For Plan Years beginning prior to the later of January 1, 1994 or the effective date of the final regulations under Code section 410(b), if a Participant failed to receive an allocation of Employer Contributions and Forfeitures due to his failure to complete a minimum number of Hours of Service (not to exceed 1,000) during the Plan Year, or his Separation from Service prior to the end of the Plan Year, he shall be deemed to have benefited for said Plan Year under Code section 410(b).

                                  ARTICLE III

                           CONTRIBUTIONS TO THE PLAN

     3.01   EMPLOYER CONTRIBUTION.

     (a) IN GENERAL. The Employer Contribution for a Plan Year shall be determined under the Employer Contribution provisions in the Adoption Agreement. Any Employer Contribution to the Plan shall be conditioned on its deductibility under Code section 404.

         The Trustee, upon request from the Employer, must return to the Employer the amount of the Employer Contribution made by a mistake of fact or disallowed as a deduction under Code section 404. The Trustee shall not return any portion of the Employer Contribution under the provisions of this Section more than one (1) year after the date on which:

         (1)   the Employer made the contribution by mistake of fact\; or

         (2)   the disallowance of the contribution as a deduction occurs.

         The amount which may be returned to the Employer shall be the excess of the total amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or disallowance of deduction. The amount of the Employer Contribution returnable under this Section shall not be increased by any earnings attributable to the contribution but shall be decreased by any losses attributable to it.

         In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

     (b) PROFIT SHARING PLAN. If this Plan is a profit sharing plan, the primary limitation on the amount of Employer Contributions shall be 15% of the aggregate Compensation of the Participants for the Plan Year. If, in any Plan Year beginning before January 1, 1987, the Employer contributed less than 15% of the Participants' aggregate Compensation, the difference shall be carried forward and may be contributed in a succeeding Plan Year. However, the total contribution for any such succeeding Plan Year shall not exceed the lesser of:

         (1) 25% of the Participants' aggregate Compensation\; or

         (2) the sum of the amounts carried forward from the preceding Plan Years plus the primary limitation for the Plan Year.

         An Employer Contribution received after the close of the Employer's taxable year may be credited to such year only if the contribution is treated in the same manner as a contribution received on the last day of the taxable year and either the Employer informs the Plan Administrator or Trustee in writing prior to the due date (including extensions) of the Employer's tax return that the contribution is to be applied to such year or the Employer claims the contribution as a deduction on the Employer's income tax return for such year. Unless otherwise designated in writing by the Employer the contribution for any Plan Year shall equal the contribution made for the Employer's taxable year ending within the Plan Year.

         In addition, if this Plan is a profit sharing plan, no Employer Contribution may be made to this Plan for a Plan Year if the Employer has no current or accumulated net profits, unless the Employer elects otherwise. Net profits shall mean the Employer's net income for any taxable year determined in accordance with generally accepted accounting practices consistently applied without regard to any deductions for federal, state and local income taxes or for any contributions to this Plan or any other qualified retirement plan maintained by the Employer.

     3.02 EMPLOYEE CONTRIBUTIONS. Employee Contributions shall be made to the Plan as permitted or required in the Adoption Agreement. In the event that this Agreement shall amend or replace a pre-existing plan which permitted any type of Employee Contribution which is no longer permitted under this Agreement, then any such Employee Contribution made by an Employee prior to the Effective Date of this Agreement shall remain a part of the Trust Fund and shall be accounted for and distributed in accordance with the terms and conditions of this Agreement. Any Employee Contributions credited for Plan Years beginning after December 31, 1986, together with any Employer Matching Contributions as defined in section 401(m) of the Code will be limited so as to meet the nondiscrimination test of section 401(m).

     (a) VOLUNTARY EMPLOYEE CONTRIBUTIONS. If allowed under the Adoption Agreement, an Employee may elect in the manner and form prescribed by the Plan Administrator the amount of Voluntary Employee Contributions to be made to the Plan. Any Voluntary Employee Contributions must meet the requirements of the ACP and the combined ACP/ADP tests of Plan
         Section 3.03.

         A Participant's Voluntary Employee Contributions to this Plan and any other Plan maintained by the Employer for the Plan Year shall not exceed an amount which, when added to the sum of all prior Voluntary Employee Contributions less the sum of all withdrawals of any such Voluntary Employee Contributions, equals 10% of the Participant's aggregate Compensation for all Plan years during which he was a Participant.

     (b) EMPLOYEE ROLLOVER CONTRIBUTIONS. If allowed under the Adoption Agreement, any Employee may contribute cash or other property to the Trust from another eligible retirement plan if the contribution is a rollover contribution as defined in Code section 402(a)(5). The Employee Rollover Contribution must not include any voluntary or mandatory employee contributions. Before accepting a rollover contribution, the Trustee may require that an Employee furnish satisfactory evidence that the proposed transfer is in fact a rollover contribution. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, he shall be treated as a Participant for all purposes of the Plan except the Employee shall not share in the allocation of Employer Contribution and Forfeitures under Section 4.02 until after his Entry Date.

     (c) TRUSTEE-TO-TRUSTEE TRANSFERS. If allowed under the Adoption Agreement, the Trustee shall possess the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code section 401(a), including an elective transfer, and to accept the direct transfer of plan assets or to transfer plan assets, as a party to any such agreement.

         The Trustee may accept a direct transfer of plan assets on behalf of an Employee whether before or after the date the Employee satisfies the Plan's eligibility condition(s). If the Trustee accepts a direct transfer of plan assets prior to the Employee's Plan Entry Date, the Plan Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee shall not share in the Employer contributions or Forfeitures under the Plan until he actually enters the Plan.

         The Trustee after August 9, 1988 may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. A transfer is an elective transfer if: (1) the transfer satisfies Section 14.07\; (2) the transfer is a voluntary fully informed election by the Participant\; (3) the Participant had an alternative to the transfer to retain his Code section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating)\; (4) the transfer satisfies the applicable spousal consent requirements of the Code\; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if applicable\;
         (6) the Participant had a right to an immediate distribution from the transferor plan in lieu of the elective transfer\; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's Accrued benefit under the transferor plan payable at that plan's normal retirement age\; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit\; and (9) the transfer otherwise satisfies applicable Treasury regulations.

     (d) VOLUNTARY DEDUCTIBLE CONTRIBUTIONS. Although the Plan may have previously permitted Voluntary Deductible Contributions, no such contributions may be made to the Plan which are attributable to a Participant's taxable year beginning after December 31, 1986. For purposes of Sections 5.04, 6.05 and 7.04, the Participant's benefit shall not include his Voluntary Deductible Contributions for Plan Years beginning after December 31, 1988.

     (e) MANDATORY EMPLOYEE CONTRIBUTIONS. If Mandatory Employee Contributions are required under the Adoption Agreement, then the Participant shall contribute the amount specified therein.

     3.03 PROVISIONS APPLICABLE TO 401(K) PLANS AND TO PLANS PERMITTING VOLUNTARY AND MANDATORY EMPLOYEE CONTRIBUTIONS OR EMPLOYER MATCHING CONTRIBUTIONS. If the Employer has elected in the Adoption Agreement to allow for Employee Contributions, Employer matching contributions or Elective Deferrals under a 401(k) arrangement, the following additional provisions shall apply:

     (a) PROVISIONS APPLICABLE TO VOLUNTARY AND MANDATORY EMPLOYEE CONTRIBUTIONS AND EMPLOYER MATCHING CONTRIBUTIONS.

         (1) ACTUAL CONTRIBUTION PERCENTAGE TEST. For each Plan Year beginning after December 31, 1986, the Actual Contribution Percentage (ACP) for Participants who are Highly Compensated Employees must satisfy one of the following tests:

               (i)    the ACP for the Participants who are Highly Compensated
                     Employees shall not exceed 1.25 times the ACP for Participants who are not Highly Compensated Employees\; or

               (ii)   the ACP for Participants who are Highly Compensated
                     Employees shall not exceed the lesser of two times the ACP for the Participants who are not Highly Compensated Employees or the ACP for the Participants who are not Highly Compensated Employees plus two percentage points.

               The ACP for a group of Participants shall be equal to the average of the actual contribution ratios calculated separately for each Participant in the group. The actual contribution ratio is the amount of Aggregate Contributions made by the Participant for the Plan Year divided by the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Aggregate Contributions shall mean the sum of the Participant's Voluntary and Mandatory Employee Contributions, and Employer Matching Contributions, and Elective Deferrals and Qualified Non-Elective Contributions, if any, that are treated as Employer Matching Contributions. Aggregate Contributions shall not include Matching Employer Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. For purposes of the ACP test only, a Participant shall be any Employee who is directly or indirectly eligible to receive an allocation of Matching Employer Contributions or to make Employee Contributions and shall include (1) an Employee who would be a Participant but for the failure to make required contributions,
               (2) an Employee whose right to make Employee Contributions or receive Matching Employer Contributions has been suspended because of an election (other than certain one-time elections) not to participate, and (3) an Employee who cannot make an Employee Contribution or receive a Matching Employer Contribution because Code section 415(c)(1) or 415(e) prevents the Employee from receiving additional Annual Additions. A Participant who is not credited with Aggregate Contributions for the Plan Year shall have an actual contribution ratio of 0. The ACP and actual contribution ratio for each Participant shall be calculated to the nearest one-hundredth of one percent.

               For purposes of calculating the ACP, Voluntary and Mandatory Employee Contributions must be paid to the Trustee or other agent of the Plan by the end of the Plan Year and deposited to the Trust within a reasonable period of time thereafter. Any Employer Matching Contributions must be paid to the Trust during the Plan Year or within the 12-month period immediately following the end of the Plan Year and must be made on account of the Participant's Elective Deferrals for the Plan Year. Any excess Elective Deferral which is recharacterized as a Voluntary Employee Contribution will be treated as contributed during the Plan Year in which such excess is includable in the Participant's gross Compensation. Any Qualified Employer Matching Contribution or Qualified Non-Elective Contribution that is treated as an Elective Deferral for purposes of the ADP test shall not be included in determining the actual contribution ratio.

               In the event that this Plan satisfies the requirements of Code section 410(b) only if aggregated with one or more other qualified plans or if one or more other plans satisfy the requirements of such Code section only if aggregated with this Plan, then all such plans including this Plan shall be treated as a single plan for purposes of the ACP test. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph only if they have the same Plan Year. For Plan Years beginning after December 31, 1988, contributions and allocations under an ESOP plan (or the ESOP portion of a plan) may not be combined under this paragraph with the contributions and allocations under a non-ESOP plan (or the non-ESOP portion of a plan).

         (2) SPECIAL RULES FOR HIGHLY COMPENSATED EMPLOYEES. The actual contribution ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to participate under two or more plans of the Employer to which Employee Contributions, Matching Employer Contributions, or Elective Deferrals are made shall be determined by treating all such plans as one plan. Notwithstanding the foregoing, two or more plans shall be treated as separate plans if they are required to be disaggregated under regulations issued under Code section 401(m).

               If a Highly Compensated Employee is subject to the family aggregation rules set forth herein because such Employee is either a more than 5% owner or one of the ten most Highly Compensated Employees during the Plan Year, the combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be determined by combining the Aggregate Contributions and Compensation of all the eligible family members.

               The contributions for all family members used in determining the ACP for Highly Compensated Employees shall be disregarded for purposes of determining the ACP for the Participants who are not Highly Compensated Employees. In addition, if a Participant is required to be aggregated as a member of more than one family group, all Participants who are members of those family groups which include the Participant shall be aggregated as one family group for purposes of this section.

         (3) CORRECTION IF ACP TEST IS NOT SATISFIED. The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Employer Matching Contributions, or both, used in such test. If the ACP for the Participants who are Highly Compensated Employees does not satisfy the ACP test for a Plan Year, then any of the following methods (or a combination thereof) may be used to satisfy the ACP test:

               (i)    The Employer may treat Qualified Non-Elective
                     Contributions or Elective Deferrals as Employer Matching Contributions to the extent necessary to satisfy the ACP test provided such contributions satisfy the requirements of Treasury Regulation 1.401(m)-1(b)(5).

               (ii)   Employer Matching Contributions (and the earnings
                     attributable to such contributions) that are not vested (determined without regard to any increase in vesting which may occur after the date of forfeiture) may be forfeited to the extent necessary to satisfy the ACP test. Any amount so forfeited for an Employee shall not be included in the calculation of the Employee's actual contribution ratio.

               (iii)  The allocation of Employer Matching Contributions and
                     Employee Contributions to a Participant's account may be limited to the extent necessary to satisfy the ACP test.

               (iv)   The Excess Aggregate Contributions for a Highly
                     Compensated Employee, plus earnings thereon, may be distributed to the Highly Compensated Employee at any time during the 12-month period immediately following the end of the Plan Year in which the ACP test was not satisfied. In such event, the Employer will notify adopting employers who are required to correct the Excess Aggregate Contributions. If such Excess Aggregate Contributions are composed of both Employee Contributions and Employer Matching Contributions, the distribution shall include the Employer Matching Contributions which are attributable to the distributed Employee Contributions.

               Excess Aggregate Contributions shall mean, with respect to any Plan Year, the excess of (1) the total Aggregate Contributions taken into account in computing the numerator of the actual contribution ratios for the Highly Compensated Employees for such Plan Year, over (2) the maximum Aggregate Contributions permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their actual contribution ratios beginning with the highest of such ratios. The determination of Excess Aggregate Contributions shall be made after first determining Excess Contributions pursuant to Section 3.03(b)(4) of this Agreement.

               The amount of Excess Aggregate Contributions for each Highly Compensated Employee shall be determined by first reducing the Aggregate Contributions for the Highly Compensated Employee with the greatest actual contribution ratio to the extent which will either enable the Plan to satisfy the ACP test or cause such Highly Compensated Employee's actual contribution ratio to equal the ratio of the Highly Compensated Employee with the next highest actual contribution ratio. This process shall be repeated until the ACP test is satisfied. The amount of Excess Aggregate Contributions so determined for a family group which is treated as a single Highly Compensated Employee shall be allocated among the family members in proportion to their Aggregate Contributions.

               The earnings attributable to the Excess Aggregate Contributions shall be equal to the earnings allocable to the Participant's Aggregate Contributions for the Plan Year multiplied by a fraction, the numerator of which is the Participant's excess Aggregate Contributions for the Plan Year and the denominator of which is the value of the Participant's Aggregate Contributions determined without regard to any earnings for the year.

               For Plan Years which began prior to January 1, 1992, any reasonable method for determining the earnings attributable to Excess Aggregate Contributions may be used, provided such method is applied consistently to all Participants and for all corrective distributions for such year.

     (b)   PROVISIONS APPLICABLE TO ELECTIVE DEFERRALS.

         (1) EXCESS ELECTIVE DEFERRALS UNDER CODE SECTION 402(G). Excess Elective Deferrals shall mean those Elective Deferrals made by a Participant which are includable in his gross income to the extent such Elective Deferrals for the Participant's taxable year exceed the dollar limitation in effect under Code section 402(g) at the beginning of said taxable year. If a Participant's Elective Deferrals for his taxable year exceed said dollar limitation, then the Excess Elective Deferrals shall be returned to the Participant. Any such corrective distribution may only be made if the Participant designates the distribution as an excess deferral, the distribution is made after the date on which the Plan received the excess deferral, and not later than the first April 15 following the close of the taxable year and the Plan designates the distribution as a distribution of Excess Elective Deferrals. A Participant shall be deemed to have designated the distribution as an excess deferral to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only elective deferrals under the Plan and other plans of the same Employer.

               A corrective distribution which takes place after the end of the Employee's taxable year shall include the earnings attributable to the Excess Elective Deferrals. Said earnings shall be equal to the earnings allocable to the Participant's Elective Deferrals for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is the value of the Participant's Elective Deferrals including the Elective Deferrals for the taxable year determined without regard to any earnings for the year.

               For taxable years which began prior to January 1, 1992, any reasonable method for determining the earnings attributable to Excess Elective Deferrals may be used, provided that such method is applied consistently to all Participants and for all corrective distributions for such year.

               The amount of the Excess Elective Deferrals of a Participant that may be distributed shall be reduced by any excess contributions previously distributed or recharacterized with respect to such Participant for the Plan Year beginning with or within such taxable year.

         (2) ACTUAL DEFERRAL PERCENTAGE TEST. For each Plan Year, the Actual Deferral Percentage (ADP) for Participants who are Highly Compensated Employees must satisfy one of the following tests:

               (i)    the ADP for the Participants who are Highly Compensated
                     Employees shall not exceed 1.25 times the ADP for Participants who are not Highly Compensated Employees\; or

               (ii)   the ADP for the Participants who are Highly Compensated
                     Employees shall not exceed the lesser of two times the ADP for the participants who are not Highly Compensated Employees or the ADP for the Participants who are not Highly Compensated Employees plus two percentage points.

               The ADP for a group of Participants shall be equal to the average of the actual deferral ratios calculated separately for each Participant in the group. The actual deferral ratio is the amount of the Participant's Elective Deferrals credited for the Plan Year divided by the Participant's Compensation for the Plan Year. For purposes of calculating the actual deferral ratio, Elective Deferrals shall include (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees) but excluding (i) Excess Elective Deferrals of non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer and (ii) Elective Deferrals that are taken into account under the ACP test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals) and (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Employer Matching Contributions. An Employee who would be a Participant but for the failure or inability to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made and shall have an actual deferral ratio of 0. The ADP and actual deferral ratio for each Participant shall be calculated to the nearest one-hundredth of one percent.

               For purposes of calculating the ADP, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Employer Matching Contributions must be allocated to the Employee at any time during the Plan Year and must be contributed to the Trust no later than the end of the 12-month period immediately following the end of the Plan Year. In order to be treated as an Elective Deferral, a Qualified Non-Elective Contribution and Qualified Employer Matching Contribution must satisfy the requirements of Treasury Regulation 1.401(k)-1(b)(5). In addition, any Elective Deferral must relate to Compensation which either would have been received by the Employee in the Plan Year but for the Employee's election to defer or is attributable to Service performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half months following the end of the Plan Year but for the Employee's election to defer.

               In the event that this Plan satisfies the requirements of Code sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other qualified plans or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then the ADP shall be determined as if all such plans were a single plan. For Plan Years beginning after December 31, 1988, contributions and allocations under an ESOP plan (or the ESOP portion of a plan) may not be combined under this paragraph with the contributions and allocations under a non-ESOP plan (or the non-ESOP portion of a plan).

               The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Employer Matching Contributions, or both, used in such test.

         (3) SPECIAL RULES FOR HIGHLY COMPENSATED EMPLOYEES. The actual deferral ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Elective Deferrals under two or more arrangements described under Code section 401(k) which are maintained by the Employer and any Related Employer shall be determined as if such deferrals were made under a single arrangement. If the different cash or deferred arrangements have different plan years, then all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, two or more plans shall be treated as separate plans if they are required to be disaggregated under regulations issued under Code section 401(k).

               If a Highly Compensated Employee is subject to the family aggregation rules set forth herein because such Employee is either a more than 5% owner or one of the ten most Highly Compensated Employees during the Plan Year, the combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be determined by combining the Elective Deferrals, Compensation and any other amounts treated as Elective Deferrals of all of the eligible family members.

               The Elective Deferrals, Compensation, and other amounts treated as Elective Deferrals for all family members shall be disregarded for purposes of determining the ADP for the Participants who are not Highly Compensated Employees, except to the extent permitted above. In addition, if a Participant is required to be aggregated as a member of more than one family group, all Participants who are members of those family groups which include the Participant shall be aggregated as one family group for purposes of this section.

         (4) CORRECTION IF ADP TEST IS NOT SATISFIED. If the ADP for the Participants who are Highly Compensated Employees does not satisfy the ADP test for a Plan Year, then the Employer may use one or more of the following methods to satisfy the ADP test:

               (i)    Any non-matching Employer Contributions may be designated
                     as Qualified Non-Elective Contributions and any Employer Matching Contributions may be designated as Qualified Employer Matching Contributions for the Participants who are not Highly Compensated Employees to the extent necessary to satisfy the ADP test. Said Qualified Non-Elective Contributions and Qualified Matching Contributions shall be allocated to one or more Non-Highly Compensated Employees in a nondiscriminatory manner.

               (ii)   The Excess Contributions for a Highly Compensated
                     Employee, plus earnings thereon, may be distributed to the Highly Compensated Employee at any time during the 12-month period immediately following the end of the Plan Year in which the ADP test was not satisfied. The amount of the Excess Contributions for each Highly Compensated Employee shall be determined by first reducing the Elective Deferrals for the Highly Compensated Employee with the greatest actual deferral ratio to the extent which will either enable the arrangement to satisfy the ADP test or cause such Highly Compensated Employee's actual deferral ratio to equal the ratio of the Highly Compensated Employee with the next highest actual deferral ratio. This process shall be repeated until the ADP test is satisfied. The amount of Excess Contributions so determined for a family group which is treated as a single Highly Compensated Employee shall be allocated among the family members in proportion to their Elective Deferrals. The amount of earnings attributable to the Excess Contributions shall be equal to the earnings for the Plan Year attributable to the Participant's Elective Deferrals and amounts treated as Elective Deferrals multiplied by a fraction\; the numerator of which is the Participant's excess contributions for the Plan Year and the denominator of which is the subaccount of the Participant's Account as of the last day of the Plan Year which is attributable to his Elective Deferrals and amounts treated as Elective Deferrals, less any earnings allocable to such subaccount for the Plan Year.

                     For Plan Years which began prior to January 1, 1992, any reasonable method for determining the earnings attributable to Excess Contributions may be used, provided that such method is applied consistently to all Participants and for all corrective distributions for such year. Such a method is not required to take into account any earnings between the end of the Plan Year and the date of distribution.

               (iii)  If Voluntary Employee Contributions are permitted under this Plan, all or any part of the Excess Contributions determined under (ii) above may be recharacterized as Voluntary Employee Contributions using the same "leveling method" used for correcting Excess Contributions under (ii) above. The amount of recharacterized Excess Contributions plus the Highly Compensated Employee's actual Voluntary Employee Contributions must satisfy the ACP test. For purposes of Code sections 72, 401(a)(4), 401(k)(3) and 6047, the recharacterized contributions shall be treated as Employee contributions. For all other purposes of the Code, the recharacterized contributions shall be treated as Employer Contributions that are Elective Deferrals.

                     Elective contributions may not be recharacterized after the later of two and one-half months following the end of the Plan Year to which the recharacterization relates or October 24, 1988. Recharacterization will be deemed to have occurred on the date on which the last of the Highly Compensated Employees with excess contributions to be recharacterized is notified in writing of the amount recharacterized and the consequences thereof.

         Excess Contributions shall mean, with respect to any Plan Year, the excess of (1) the aggregate amount of Elective Deferrals taken into account in computing the actual deferral percentage of the Highly Compensated Employees for such Plan Year, over (2) the maximum amount of such contributions permitted by the ADP test (determined by reducing the Elective Deferrals made on behalf of the Highly Compensated Employees in order of the actual deferral percentages, beginning with the highest of such percentages).

     (c) RESTRICTIONS ON MULTIPLE USE OF ALTERNATIVE LIMITATION (PLANS SUBJECT TO BOTH 401(K) AND 401(M)). If one or more Highly Compensated Employees is eligible to make Elective Deferrals and make or receive Aggregate Contributions under any plan of the Employer including this Plan, then the sum of the ADP plus the ACP for the entire group of Highly Compensated Employees for any Plan Year shall not exceed the aggregate limit. Said aggregate limit shall be equal to the greater of:

         (1) 1.25 times the greater of (a) the ADP of the group of non-Highly Compensated Employees for the Plan Year or (b) the ACP for such group, plus

         (2) Two percent plus the lesser of (a) the ADP of the group of non-Highly Compensated Employees or (b) the ACP for such group. However, in no event shall this amount exceed two times the lesser of (a) or (b)\; or

         (3) The sum obtained by substituting the word "lesser" for the word "greater" in (1) above and substituting the word "greater" for the word "lesser" in (2) above.

         The ADP and ACP used in this limitation shall take into account any corrective measures taken without regard to this limitation.

         If the limitations of this section are exceeded with respect to any Highly Compensated Employee, then the Employer shall reduce the actual deferral ratios or the actual contribution ratios only for those Highly Compensated Employees who are eligible to make and/or receive Elective Deferrals and Aggregate Contributions. The reduction in the Elective Deferrals shall be made in a similar manner for the purposes of satisfying the ADP test, and the reduction in Aggregate Contributions shall be made in a similar manner for satisfying the ACP test.

     (d) SPECIAL TOP-HEAVY PLAN RULES. Effective for Plan Years beginning after December 31, 1988, Elective Deferrals on behalf of Key Employees are treated as Employer Contributions for purposes of satisfying the minimum Top-Heavy allocation while Elective Deferrals on behalf of Non-Key Employees shall not be treated as Employer Contributions. In addition, Matching Employer Contributions allocated to Key Employees shall be treated as Employer Contributions for purposes of satisfying the minimum Top-Heavy allocation. However, if the Plan utilizes Employer Contributions allocated to Non-Key Employees on the basis of Employee Contributions (including Elective Deferrals) to satisfy the minimum Top-Heavy allocation, such Employer Contributions shall not be treated as Matching Employer Contributions for purposes of applying the requirements of Code sections 401(k) and 401(m) for Plan Years which begin after December 31, 1988.

         Any Qualified Non-Elective Contribution may be treated as an Employer Contribution for purposes of satisfying the minimum Top-Heavy allocation.

     (e) DEFINITIONS. For purposes of this Section, the following definitions shall apply:

         (1) MATCHING EMPLOYER CONTRIBUTION. Matching Employer Contribution shall mean an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution or Elective Deferral made by such Participant under a plan maintained by the Employer.

         (2) QUALIFIED NON-ELECTIVE CONTRIBUTION AND QUALIFIED EMPLOYER MATCHING CONTRIBUTION. A Qualified Non-Elective Contribution is an Employer Contribution other than an Elective Deferral or Employer Matching Contribution or Qualified Employer Matching Contribution which satisfies the vesting and distribution requirements of an Elective Deferral. A Qualified Employer Matching Contribution is an Employer Matching Contribution made on account of an Employee's Elective Deferrals or Employee Contributions to the Plan which satisfies the vesting and distribution requirement of an Elective Deferral.

         (3) COMPENSATION. Compensation shall mean Compensation as specified under Section 1.07, including any Elective Deferrals made by the Employee to this Plan or any other plan. Compensation for an Employee for purposes of the ADP and ACP tests shall exclude Compensation prior to the date on which he was first eligible to make an Elective Deferral.

         (4) EMPLOYER. Employer shall mean the Employer adopting this Plan and any Related Employer.

     (f)    RULES APPLICABLE TO PARTNERSHIP CASH OR DEFERRED ARRANGEMENTS.

         (1) An individual partner may not make an Elective Deferral with respect to Compensation for a partnership taxable year after the last day of that year. A partner's Compensation for a partnership taxable year ending with or within a Plan Year beginning on or before October 1, 1991 is, however, deemed not to be currently available until the due date, including extensions, for filing the partnership's federal information return for such taxable year.

         (2) Effective for contributions made for Plan Years beginning after 12/31/88, a cash or deferred arrangement includes any arrangement that directly or indirectly permits individual owners to vary the amount of contributions made on their behalf. A one-time irrevocable election to participate or not to participate in this Plan, if partners may participate, is not a cash or deferred election if the election was made on or before the later of the first day of the first Plan Year beginning after December 31, 1988 or March 31, 1989. This election may be made after the commencement of employment or after the Employee's first becoming eligible under any Plan of the Employer. The election may be made even if the one-time irrevocable election under Regulation 1.401(k)-1(a)(3)(iv) was previously made. In addition, the exclusion of a partner or other Employee from participation in the Plan due to his employment in an ineligible class is not a cash or deferred arrangement.

         (3) If a partnership makes Employer Matching Contributions with respect to an individual partner's Elective Deferrals, then the Employer Matching Contributions are treated as Elective Deferrals made on behalf of the partner. If, on August 8, 1988, the Plan did not treat Employer Matching Contributions as Elective Deferrals, the preceding sentence only applies to Plan Years beginning after August 8, 1988.

                                   ARTICLE IV

                     PARTICIPANT'S ACCOUNTS AND ALLOCATIONS

     4.01 PARTICIPANT'S ACCOUNTS. The Plan Administrator shall establish and maintain sufficient records to account for each Participant's and Beneficiary's individual interest in the Trust Fund. As of each Accounting Date, allocations shall be made to the individual accounts as provided for herein. In no event shall the allocations to a Participant's Account for any Plan Year exceed the limitations of Section 4.05.

     4.02 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. The Employer Contributions and Forfeitures for each Plan Year shall be allocated pursuant to the provisions of the Adoption Agreement. In any Plan Year in which this Plan is a Top Heavy Plan, said allocation to the account of any Participant who is not a Key Employee shall not be less than three percent (3%) of said Participant's

Compensation or, if less, the largest percentage of the Key Employee's Compensation allocated to the account of any Key Employee for that Plan Year.

     4.03 ALLOCATION OF EMPLOYEE CONTRIBUTIONS. A Participant's Employee Contributions, as provided for in the Adoption Agreement, shall be allocated to the Participant's Account on the date the contributions are made. However, any Voluntary or Mandatory Employee Contribution which is deposited within 30 days following the Accounting Date may, at the option of the Participant, be allocated to the Participant's Account on such Accounting Date.

     Each type of Employee Contribution provided for in the Adoption Agreement shall be accounted for separately under its own subaccount. In addition, if the Plan permitted the withdrawal of any Voluntary Employee Contributions on May 5, 1986, then an additional subaccount shall be established for any voluntary contributions received on or before December 31, 1986.

     4.04 ALLOCATION OF THE TRUST FUND EARNINGS. Based on the Trustee's annual or interim report, the Plan Administrator shall determine the net earnings of the Trust Fund for the allocation period ending on the Accounting Date. The net earnings shall include any increase or decrease in the fair market value of the Trust Fund since the last valuation date. The earnings so determined shall be allocated to each individual Participant's Account in the proportion that the value of each such account bears to the total value of all such accounts as of the prior valuation date. The value of any Segregated Account, as provided for in Section 10.04 of this Agreement, or any separate account established as a result of a Qualified Domestic Relations Order, or any individual insurance contract, as provided for under Article XII, shall be deducted from the value of the Participant's Account and shall not be included in the earnings allocation. Instead, the earnings attributable to a Segregated Account or individual insurance contract shall be credited directly to the Participant's Account in whose name the Segregated Account or individual insurance contract was established.

     Prior to allocating the earnings, the Plan Administrator may adjust the value of the individual Participant's Account on the prior valuation date to take into account any withdrawals or contributions made in the interim.

     4.05   LIMITATIONS ON ANNUAL ADDITIONS.

     (a) BASIC LIMITATION. The total Annual Additions allocated to a Participant's Account and his account under any other defined contribution plan maintained by the Employer during a Limitation Year shall in no event exceed the lesser of $30,000.00 (or, if greater, one-fourth of the defined benefit dollar limitation in effect for the Limitation Year under Code section 415(b)(1)(A)) or 25% of the Participant's Compensation for the Limitation Year. Annual Additions shall mean the sum of the following amounts:

         (1)   Employer contributions\;

         (2)   Forfeitures\;

         (3)   all Voluntary and Mandatory Employee Contributions\;

         (4) amounts allocated, after March 31, 1984, to an individual medical benefit account, as defined in Code section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e))\; and

         (5)   allocations under a simplified employee pension.

         Annual Additions shall also include excess Elective Deferrals, excess ADP contributions, or excess Aggregate Contributions even though such excess deferrals and contributions are corrected under the terms of the Plan.

         Irrespective of the foregoing, excess Elective Deferrals under Code section 402(g) shall not be considered to be Annual Additions if the amount designated by the Plan Participant (or deemed to have been designated in accordance with the Plan) as an excess Elective Deferral (and any income allocable to said deferral) is distributed to the Participant after the date on which the Plan received the excess Elective Deferral and not later than the first April 15th following the close of the Participant's taxable year.

     (b) AMOUNTS NOT CONSIDERED AS ANNUAL ADDITIONS. For Limitation Years beginning prior to January 1, 1987, only the lesser of the Participant's Voluntary and Mandatory Employee Contributions in excess of 6% of said Participant's Compensation or one-half of such Employee Contributions shall be treated as Annual Additions under (a)(3) above.

         If the Employer contributes an amount to a Participant's Account because of an erroneous failure to allocate amounts in a prior Limitation Year, the contribution will be considered an Annual Addition with respect to such prior Limitation Year rather than the Limitation Year in which the contribution is made. Furthermore, the restoration of a Participant's Accrued Benefit pursuant to the provisions of Section
         7.05 shall not be considered an Annual Addition for the Limitation
         Year.

     (c) MAXIMUM ANNUAL ADDITION IN SHORT LIMITATION YEAR. A short Limitation Year shall be created by an amendment to the Plan changing the Limitation Year to a different 12-consecutive month period. The short Limitation Year shall be the period which begins on the first day of the current Limitation Year and ends on the day before the first day of the new Limitation Year. The maximum Annual Additions allocated to a Participant's Account during such short Limitation Year shall be the lesser of one-twelfth of the current dollar limitation in effect for the Limitation Year times the number of months in the short Limitation Year or 25% of the Participant's Compensation for the short Limitation Year.

     (d) LIMITATION FOR PRESENT OR PRIOR PARTICIPATION IN DEFINED BENEFIT PLAN. If a Participant currently participates, or has ever participated, in a defined benefit plan maintained by the Employer, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant during any Limitation Year shall not exceed 1.0. If such sum exceeds 1.0 for any Limitation Year, then the Plan Administrator shall either reduce the Participant's Annual Additions under this Plan pursuant to the provisions of Section
         4.06 or shall reduce the Participant's accrual under the defined benefit plan only to the extent necessary to satisfy the 1.0 limitation for the Limitation Year, as provided for in the Adoption Agreement.

     (e) DEFINITIONS. For purposes of this Section only, the following definitions shall apply:

         (1)   COMPENSATION shall mean Compensation determined under Section
               1.07 without regard to any elective contributions or deferred compensation under (a), (b) and (c) of that Section. For Limitation Years beginning after December 31, 1991, Compensation for a Limitation Year is the Compensation actually paid or includable in gross income during such limitation year.

         (2) EMPLOYER shall mean the Employer that adopts this Plan and any Related Employer. Solely for the purposes of this Section, a Related Employer will be determined under Code sections 414(b) and (c) by substituting the phrase "more than 50 percent" for the phrase "more than 80%" each place it appears in Code section 1563(a)(1).

         (3) DEFINED CONTRIBUTION PLAN shall mean a retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the Plan Administrator may allocate to such participant's account. The Plan Administrator shall treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of this Article IV only, the Plan Administrator shall treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Plan Administrator shall treat as a defined contribution plan an individual medical benefit account (as defined in Code section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419(d)(3)).

         (4) DEFINED BENEFIT PLAN shall mean a retirement plan which does not provide for individual accounts for Employer contributions. The Plan Administrator shall treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

         (5) DEFINED BENEFIT PLAN FRACTION shall mean a fraction, the numerator of which is the projected annual benefit of the Participant under the defined benefit plan(s) and the denominator of which is the lesser of (i) 1.25 times the dollar limitation in effect under Code section 415(b)(1)(A) for the Limitation Year, or (ii) 1.4 times the Participant's limitation under Code section 415(b)(1)(B).

               The Plan Administrator shall determine the denominator of this fraction by taking into account the years of participation and the years of service the Plan Administrator reasonably can project the Participant will have at the time his projected annual benefit is payable. If the Employee was a Participant in one or more defined benefit plans maintained by the Employer which were in existence on May 5, 1986, the denominator of this fraction will not be less than 125% of the Employee's Current Accrued Benefit. An Employee's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Employee had accrued as of the end of the last Limitation Year beginning before January 1, 1987, determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. The preceding sentence only applies if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 as in effect at the end of the 1986 Limitation Year.

         (6) DEFINED CONTRIBUTION PLAN FRACTION shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under the defined contribution plan(s) and welfare benefit funds (as defined in Code section 419(e)) for all Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Limitation Year: (i) 1.25 times the dollar limitation in effect under Code section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's Compensation for the Limitation Year. With respect to any defined contribution plan in existence on July 1, 1982, the denominator of the defined contribution plan fraction attributable to all Limitation Years beginning before January 1, 1983, at the election of the Plan Administrator, shall be an amount equal to:

               (i)    the sum of the lesser of the dollar limitation in effect
                     under Code section 415(c)(1)(A) or 25% of the Participant's Compensation determined for each such Limitation Year\; times

               (ii)   the transition fraction. The transition fraction shall be
                     equal to the lesser of $51,875 or 35% of the Participant's Compensation for the Limitation Year beginning in 1981\; divided by the lesser of $41,500 or 25% of the Participant's Compensation for the Limitation Year beginning in 1981.

               If the Plan satisfied Code section 415 for all Limitation Years beginning before January 1, 1987, the Plan Administrator will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the Limitation Year which began in 1986, in accordance with the limitations of this Section and disregarding any other changes in the terms and conditions of the Plan made after May 5, 1986. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrator will permanently subtract from the numerator of the defined contribution plan fraction an amount equal to the product of the excess of the sum of the fractions over 1.0 times the denominator of the defined contribution plan fraction.

               In addition, the Plan Administrator may use any other transitional rules prescribed by law to compute a Participant's defined contribution plan fraction.

         (7) PROJECTED ANNUAL BENEFIT shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the benefit is payable in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant determined under the terms of the defined benefit plan using the following assumptions:

               (i)    he continues employment until his normal retirement age
                     (or current age, if later) as stated in the defined benefit plan,

               (ii)   his compensation continues at the same rate as in effect
                     in the Limitation Year under consideration until the date of his normal retirement age, and

               (iii)  all other relevant factors used to determine benefits under the defined benefit plan as of the current Limitation Year remain constant for all future Limitation Years.

     (f) SPECIAL TOP HEAVY RULES. If a defined benefit plan or defined contribution plan maintained by the Employer is determined to be a Top Heavy Plan for a Limitation Year, a factor of 1.0 shall be substituted for the factor 1.25 for purposes of determining the defined benefit plan fraction and the defined contribution plan fraction. In addition, for purposes of computing the transition fraction, "$41,500" shall be substituted for "$51,875". However, no substitution of factors shall be required if there are no further benefit accruals on behalf of the Participant under the defined benefit plan and there are no further contributions and forfeitures allocated to such Participant under the defined contribution plan. In addition, no substitution of factors shall be required for any Top Heavy Plan which is not a Super Top Heavy Plan if either the defined contribution plan, including this Plan, provides for a minimum allocation of Employer Contributions and Forfeitures of 7.5% of Compensation for any Participant who is not a Key Employee or the defined benefit plan provides a minimum accrued benefit percentage of 3% per year of service, up to a maximum of 10 years, for any Participant who is not a Key Employee.

     4.06 TREATMENT OF EXCESS ANNUAL ADDITIONS. In the event the Annual Additions to a Participant's Account for any Limitation Year exceed the limitations (including any earnings on said contributions) of Section 4.05, then any Voluntary or Mandatory Employee Contributions or Elective Deferrals included in the Annual Additions (including any earnings on said contributions) may be returned to the Participant. If further reductions are necessary, then the Participant's Annual Additions may be reduced to the amount necessary to satisfy the maximum limitation. If the Participant is covered by another qualified defined contribution plan maintained by the Employer, then the Annual Additions will be reduced pursuant to the provisions of the Adoption Agreement. The amount of the excess Annual Additions under this Plan shall not be distributed to the Participant (including former Participants) but shall instead be treated in accordance with one of the following methods:

     (a) The excess amount attributable to Employer Contributions and Forfeitures shall be allocated and reallocated in the Limitation Year to the other Participants. If, after the allocations are made and the limitations of Section 4.05 are met with respect to each Participant, then any remaining excess amount shall be held in an unallocated suspense account. No Employer or Employee Contributions which constitute Annual Additions may be made to the Plan in any following Limitation Year until the suspense account has been allocated to the Participant's Accounts.

     (b) The excess amount shall be used to reduce Employer Contributions for the next Limitation Year and each succeeding Limitation Year, as necessary, for the Participant provided the Participant is entitled to an allocation under Section 4.02 for such Limitation Year. If said Participant is not entitled to an allocation under Section 4.02 for such Limitation Year, then any excess amount shall be held in an unallocated suspense account. The excess amount shall be allocated in accordance with the provisions of paragraph (a) in the next Limitation Year and each succeeding Limitation Year, if necessary, and must be used to reduce Employer contributions for any such Limitation Year.

     (c) The excess amount shall be held in an unallocated suspense account and shall be allocated and reallocated to all of the Participant's Accounts in the next Limitation Year and each succeeding Limitation Year, if necessary. The excess amount must be used to reduce Employer contributions for any such Limitation Year.

         A suspense account created under one of the above methods shall not receive any allocation of Trust Fund earnings under Section 4.04.

                                   ARTICLE V

                              RETIREMENT BENEFITS

     5.01   RETIREMENT BENEFITS.

     (a) EARLY RETIREMENT BENEFIT. Upon the separation from Service after the attainment of his Early Retirement Age, as set forth and if permitted in the Adoption Agreement, a Participant shall be entitled to receive 100% of his Accrued Benefit.

     (b) NORMAL RETIREMENT BENEFIT. Upon the attainment of his Normal Retirement Age, as set forth in the Adoption Agreement, a Participant shall be entitled to receive 100% of his Accrued Benefit.

     (c) DEFERRED RETIREMENT BENEFIT. A Participant who remains in the Service of the Employer after the attainment of his Normal Retirement Age shall continue to receive allocations of Employer contributions and Forfeitures under the terms of the Plan and shall be entitled to receive 100% of his Accrued Benefit at any time thereafter.

     5.02 TIME OF COMMENCEMENT OF RETIREMENT BENEFIT. At any time after the attainment of his Normal Retirement Age, or his Early Retirement Age as stated in the Adoption Agreement, the Participant can elect to receive distribution of his Retirement Benefit. The payment of a Participant's Retirement Benefit shall begin no later than the Participant's Required Distribution Date, or if earlier, the 60th day following the last day of the Plan Year which includes the latest of:

     (a) the date on which the Participant attains the earlier of his Normal Retirement Age or age 65\;

     (b) the 10th anniversary of the date the Participant commenced participation in the Plan\;

     (c)   the date on which the Participant terminates his Service\; or

     (d) the date specified in a written election, filed with the Plan Administrator, which describes the benefit and the date on which the payment of such benefit shall commence.

         The Required Distribution Date for a Participant who attained age
        70- 1/2 prior to January 1, 1988 and who is not a 5% owner (as defined under Section 1.29(c)(3) of this Agreement) at any time during the 5-year period prior to attaining age 70- 1/2 shall be the April 1st following the calendar year in which the Participant terminates his Service. The Required Distribution Date for any other Participant shall be the April 1st following the calendar year in which the Participant attains age 70- 1/2.

         If a Participant does not file a written claim for the commencement of his Retirement Benefit, the payment of his Retirement Benefit shall commence on the later of age 62 or the date determined above.

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

     5.03   FORM OF RETIREMENT BENEFIT.

     (a) QUALIFIED JOINT AND SURVIVOR ANNUITY. Unless elected otherwise by the Participant with proper spousal consent, the Participant's Retirement Benefit must be distributed in the form of a Qualified Joint and Survivor Annuity. A Qualified Joint and Survivor Annuity (QJSA) is an immediate annuity which is purchased with the Participant's Nonforfeitable Accrued Benefit and which is payable for the life of the Participant with a survivor annuity payable for the life of the spouse which is equal to 50% of the amount of the annuity payable during the joint lives of the Participant and his spouse. For an unmarried Participant, a QJSA is an immediate annuity payable for the life of the Participant which is purchased with the Participant's Nonforfeitable Accrued Benefit. In determining the amount of the QJSA, the Participant's Accrued Benefit shall be reduced by any security interest held by the Plan by reason of a loan outstanding to the Participant at the time of payment, provided the security interest is treated as satisfaction of the loan.

     (b) OPTIONAL FORMS OF BENEFIT. In lieu of receiving his QJSA, a Participant may elect, with spousal consent, to receive his benefit under one of the following options:

         (1) one single-sum payment in cash, securities or other property as the Plan Administrator shall determine\;

         (2) payments in monthly, quarterly, semi-annual, or annual installments over a stated period of time\;

         (3) by the purchase of a non-transferable annuity payable over the life of the Participant or the joint lives of the Participant and a designated individual. The terms of any such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan\; or

         (4) by the payment of installments over a period certain not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and a designated individual\; such payments to be made directly from the Plan or by the purchase of a non-transferable period certain annuity. The terms of such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

     (c) ELECTION TO RECEIVE THE RETIREMENT BENEFIT IN A FORM OTHER THAN A QUALIFIED JOINT AND SURVIVOR ANNUITY.

         (1) WRITTEN EXPLANATION REQUIREMENT. The Plan Administrator must provide the Participant with a written explanation of the QJSA no less than 30 days and no more than 90 days before the Annuity Starting Date. The explanation shall include a general description of the terms and conditions of the QJSA\; the circumstances in which the QJSA will be provided unless the Participant has elected not to have his retirement benefit provided in that form\; the Participant's right to make, and the effect of, an election to waive the QJSA\; the rights of the Participant's spouse with respect to such an election\; the Participant's right to make, and the effect of, a revocation of such an election\; and a general explanation of the relative financial effect of the election on the Participant's annuity. For Plan Years beginning after December 31, 1988, the Participant must also be given a general description of the eligibility conditions and other material features of the optional forms of benefit available under subparagraph (b) above and an explanation of the relative values of such optional forms.

         (2) PARTICIPANT WAIVER ELECTION. Once a Participant has received the above written explanation of the QJSA, he can elect to waive the QJSA and receive his Retirement Benefit under any of the above optional forms at any time prior to his Annuity Starting Date. The election shall be in writing and clearly indicate that the Participant is electing to receive all or part of his Retirement Benefit in a form other than that of a QJSA and also must state the specific nonspouse beneficiary, if any, who may receive a portion of his benefit. Additionally, a Participant's waiver of the QJSA shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent or the spouse expressly permits designations by the Participant without further spousal consent. Having made an election, a Participant may nevertheless revoke it or file a new election any number of times prior to his Annuity Starting Date or thereafter.

         (3) SPOUSAL CONSENT REQUIREMENT. If a Participant is married on his Annuity Starting Date, the Participant's spouse must consent in writing to an election to waive the QJSA. The spouse's consent shall acknowledge the effect of the election and must be witnessed by either a Plan representative or notary public. If the spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent. If it is established to the satisfaction of the Plan Administrator that the spouse cannot be located or if the Participant is legally separated or has been abandoned (within the meaning of the local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. Once given, the spouse's consent cannot be revoked with respect to a given election.

               Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights.

     (d) MINIMUM DISTRIBUTION REQUIREMENTS. Any form of the Retirement Benefit must, as of the Participant's Required Distribution Date, satisfy the minimum distribution requirements under Code section 401(a)(9) including the minimum distribution incidental benefit requirements in the Treasury regulations thereunder including section 1.401(a)(9)-2 of the proposed regulations or the final form of said regulations. The first distribution year for the purposes of this section (d) is the calendar year immediately preceding the Participant's Required Distribution Date. The minimum distribution for that calendar year must be paid by the Required Distribution Date. The required minimum distribution for any subsequent calendar year must be paid by December 31st of that year.

         The minimum distribution for a calendar year equals the Participant's Accrued Benefit as of the latest valuation date during the calendar year immediately preceding the distribution calendar year divided by the Participant's life expectancy or, if applicable, the joint life expectancy of the Participant and his designated Beneficiary. The Participant's Accrued Benefit as determined on the valuation date will be increased by any contributions and forfeitures allocated after the valuation date but prior to the distribution calendar year and will be decreased by any distributions made after the valuation date but prior to the distribution calendar year. Any portion of the minimum distribution for the first distribution year which is made after the close of the year will be treated as a distribution during that first year. Life expectancies shall be computed using Tables V and VI under Treasury Regulation 1.72-9 based on the attained ages of the Participant and his designated Beneficiary during the calendar year.

         For purposes of determining his minimum distribution amount, a Participant may file an irrevocable written election with the Plan Administrator prior to his initial minimum distribution to have his life expectancy or the combined life expectancy of the Participant and his designated Beneficiary be either (i) recalculated with respect to each distribution year or (ii) be equal to the life expectancy for the initial distribution year, said life expectancy to be reduced by one for each succeeding distribution year. The life expectancy for any individual shall be based on his attained age during the applicable distribution year. However, the combined life expectancy of a

         Participant and a non-spouse designated Beneficiary may not be recalculated in a manner which takes into account any adjustments other than the Participant's life expectancy. Furthermore, if the Participant's spouse is not his designated Beneficiary, then any distribution to the Participant after December 31, 1988 and after his Required Distribution Date shall satisfy the minimum distribution incidental benefit ("MDIB") requirement contained in the Treasury Regulations issued under Code section 401(a)(9). To satisfy this requirement, the applicable MDIB factor will be substituted for the life expectancy factor in determining the minimum distribution. Prior to January 1, 1989, the Plan satisfies the incidental benefit requirements if the distributions to the Participant satisfy the MDIB requirements or if the present value of the benefit which is payable solely to the Participant is greater than 50% of the present value of the benefit payable to the Participant and his Beneficiary.

         If no written election is filed with respect to a Participant, his minimum distribution shall be based on recalculated life expectancy if he is single and the initial combined life expectancy reduced by one for each succeeding distribution year if he is married.

         If the Participant receives distribution in the form of a nontransferable annuity contract, the distribution will satisfy the provisions of this section only if the terms of the annuity contract comply with the requirements of Code section 401(a)(9) and applicable proposed or final regulations.

         5.04 RETIREMENT BENEFIT LESS THAN $3,500. Irrespective of the provisions of this Article, except for the "Direct Rollover" requirements in Section 5.06 if the Participant's Retirement Benefit immediately prior to his Annuity Starting Date is less than $3,500, then the Plan Administrator may, without Participant or spousal consent, distribute his Retirement Benefit in the form of a single-sum payment at any time prior to his Required Distribution Date.

         5.05 DESIGNATION OF DISTRIBUTION MADE IN ACCORDANCE WITH SECTION 242(B)(2) OF TEFRA. The provisions of Section 5.02 and Section 5.03 of this Article shall not apply to any distribution made pursuant to the provisions of a designation if the following requirements are met:

     (a) the distribution by the Plan is one which would not have disqualified the Plan under section 401(a) of the Code, as in effect on the last day of the Plan Year beginning prior to January 1, 1984\;

     (b) the distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed\;

     (c) the designation is in writing, is signed by the Participant, and is executed prior to January 1, 1984\;

     (d) the Participant whose interest is being distributed had a Participant's Account under the Plan as of December 31, 1983\;

     (e)   the method of distribution specifies the following:

         (1)   the form of distribution,

         (2)   the time at which distribution will commence,

         (3)   the period over which distributions will be made, and

         (4) in the case of the Participant's death, the Beneficiaries of the Participant, listed in order of priority.

     The designation must, in and of itself, provide sufficient information to fix the timing and the formula for the definite determination of the Plan payments. The designation must be complete and not allow further choice.

     For distributions which commence before January 1, 1984, but continue after December 31, 1983, the Participant will be presumed to have designated the method of distribution under which the distribution is being made if the distribution is specified in writing and satisfies all the requirements of this section. If a designation herein described is revoked at any time by the Participant after December 31, 1983, then the Participant's interest must be distributed in accordance with the provisions of Section 5.02 and 5.03 of this Article. Any change in the designation will be deemed to be a revocation of the designation. However, the substitution or addition of another Beneficiary under the designation will not be considered a revocation of the designation if such substitution or addition does not alter the period over which the distributions are to be made under the designation, either directly or indirectly, nor will spousal consent, as required under the terms of this Agreement, be deemed a revocation of the designation.

     In the case of a Participant's Trustee-to-Trustee Transfer from another qualified plan under which the Participant executed a designation which satisfied the requirements of this section, such amount can be distributed under the terms of the election only if the Employee did not elect to have the amount transferred. Only the amount transferred, plus earnings thereon, may be distributed under the election.

     5.06 DIRECT ROLLOVER REQUIREMENT. Effective January 1, 1993 any Distributee including an Alternate Payee under a QDRO who is entitled to receive an Eligible Rollover Distribution shall be entitled to elect (pursuant to the procedure established by the Plan Administrator) to have any portion of said distribution paid directly to an Eligible Retirement Plan specified by the Distributee as a Direct Rollover.

     ELIGIBLE ROLLOVER DISTRIBUTION: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more\; any distribution to the extent such distribution is required under Code section 401(a)(9)\; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     ELIGIBLE RETIREMENT PLAN: An Eligible Retirement Plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     DISTRIBUTEE: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

     DIRECT ROLLOVER: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE VI

                                 DEATH BENEFIT

     6.01 DEATH BENEFIT. Upon the death of a Participant who is currently employed by the Employer, the Death Benefit payable to his Beneficiary on or after the date of his death shall be 100% of his Accrued Benefit plus the proceeds of any life insurance purchased on the Participant's behalf under
Article XII of this Agreement. If a Participant dies after separation from service or after starting to receive benefits under the Plan but prior to receiving his entire Plan benefit, then his Beneficiary shall receive the remaining amount of benefits to which the Participant was entitled at the time of his death. The Plan Administrator may require such proof of death and such evidence of the right of any Beneficiary to receive the Death Benefit, as the Plan Administrator deems necessary.

     6.02 DESIGNATION OF BENEFICIARY. A Participant may at any time designate, in writing, the Beneficiary or Beneficiaries to whom his Death Benefit under the Plan shall be paid. The designation, which shall be in such written form as the Plan Administrator requires, may include contingent or successive Beneficiaries. If a married Participant designates a nonspouse Beneficiary to receive his Death Benefit, such designation shall be deemed invalid to the extent it designates a nonspouse Beneficiary to receive more than 50% of his Death Benefit unless the Participant and Participant's spouse have filed an election to waive the QPSA, as provided for under Section 6.04.

     If a Participant has not designated a Beneficiary in writing or if the Beneficiary designated by the Participant predeceases him or dies before a complete distribution of his portion of the Participant's Death Benefit, then, subject to the provisions of Section 6.04, the Participant shall be deemed to have designated the estate of the Participant as his Beneficiary.

     For purposes of this Section only, a Beneficiary shall be deemed to be a Participant but shall not be subject to the waiver agreement of the QPSA under
Section 6.04.

     6.03 TIME OF COMMENCEMENT OF DEATH BENEFIT. If a participant dies after the distribution of his Nonforfeitable Accrued Benefit begins but prior to receiving his entire Nonforfeitable Accrued Benefit, the remaining portion of his benefit shall continue to be distributed to his Beneficiary over a period which does not exceed the payment period which had commenced for the Participant. If a Participant dies before the distribution of his Nonforfeitable Accrued Benefit begins, then his entire Death Benefit shall be distributed within five years following the end of the calendar year in which the Participant died unless:

     (a) Any portion of the Participant's Death Benefit is payable to, or for the benefit of, his designated Beneficiary\;

     (b) Such portion will be distributed over a period of time not exceeding the life expectancy of such Beneficiary\; and

     (c) The distribution of the Participant's Death Benefit shall commence not later than one year following the end of the calendar year in which the Participant died, or, if the Beneficiary is the Participant's spouse, the date on which the Participant would have attained age
         70- 1/2.

     If the surviving spouse dies before the distribution of the Participant's Death Benefit is complete, then the spouse shall be treated as a Participant for purposes of this section.

     In lieu of receiving payment of the death benefit on the latest date determined above, a Beneficiary may file a written election with the Plan Administrator to have the payment of his portion of the Participant's Death benefit commence at any time following the Participant's death. If a Beneficiary does not file a written election for the commencement of his benefit, then the payment of his Benefit shall commence on the latest date determined above.

     6.04   FORM OF DEATH BENEFIT.

     (a) QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY. Unless otherwise elected, 50% of a married Participant's Death Benefit shall be distributed in the form of a Qualified Pre-Retirement Survivor Annuity. A Qualified Pre-Retirement Survivor Annuity (QPSA) is an immediate annuity payable for the life of the Participant's spouse. In determining the amount of the QPSA, the Participant's Accrued Benefit shall be reduced by any security interest held by the Plan by reason of a loan outstanding to the Participant at the time of his death, provided the security interest is treated as satisfaction of the loan.

     (b)   ELECTION TO WAIVE THE QPSA.

         (1) WRITTEN EXPLANATION. The Plan Administrator shall provide the Participant with a written explanation of the QPSA by the later of the first anniversary of the Participant's Entry

               Date or the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34. If a Participant separates from Service prior to attaining age 35, then the explanation shall be provided to the Participant no later than one year following his date of separation. The explanation of the QPSA shall be comparable to the explanation of the QJSA, as provided under Section 5.03(c) of this Agreement.

         (2) PARTICIPANT WAIVER. Once the Participant has received the above written explanation of the QPSA, he may elect to waive the QPSA at any time prior to his death. The election shall be in writing and must state the specific nonspouse beneficiary, if any, who may receive a portion of his benefit. The election to waive the QPSA for a Participant which was filed prior to the first day of the Plan Year in which the Participant attained age 35 shall become invalid on the first day of said Plan Year. The Participant must then file a new election in order for the waiver of the QPSA to be effective. Having made an election, a Participant may nevertheless revoke it or file a new election any number of times.

         (3) SPOUSAL CONSENT REQUIREMENT. If a Participant is married, then the Participant's spouse must consent in writing to the election to waive the QPSA or any change in the nonspouse Beneficiary. The spouse's consent shall acknowledge the effect of the election and must be witnessed by either a Plan representative or notary public. If the spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent. If it is established to the satisfaction of the Plan Administrator that the spouse cannot be located or if the Participant is legally separated or has been abandoned (within the meaning of the local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order (as defined under Section 7.10) provides otherwise. Once given, the spouse's consent cannot be revoked with respect to a given election.

     (c) OPTIONAL FORMS OF BENEFIT. A Beneficiary may, at any time following the Participant's date of death, file a written election with the Plan Administrator to receive his portion of the Participant's Death Benefit under one of the following options:

         (1) one single-sum payment in cash, securities or other property as the Plan Administrator shall determine\;

         (2) payments in monthly, quarterly, semi-annual, or annual installments over a stated period of time\; or

         (3) by the purchase of a non-transferable annuity payable over the life of the Beneficiary. The terms of any such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan\; or

         (4) by the payment of installments over a period certain not extending beyond the life expectancy of the Beneficiary or the joint life expectancy of the Beneficiary and a designated individual\; such payments to be made directly from the Plan or by the purchase of a non-transferable period certain annuity. The terms of such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

     At any time thereafter, a Beneficiary may file a written request with the Plan Administrator to accelerate payment of his portion of the Participant's Death Benefit. If no written election to receive his portion of the Participant's Death Benefit in an optional form is filed by the Participant's spouse, then the spouse's portion of the Participant's Death Benefit shall be distributed in the form of a QPSA. If no written election is filed by a nonspouse Beneficiary, then the nonspouse Beneficiary's portion of the Participant's Death Benefit shall be distributed in one or more installments.

     6.05 DEATH BENEFIT LESS THAN $3,500. Irrespective of the provisions of this Article, if a Participant dies prior to his Annuity Starting Date and his Death Benefit is less than $3,500, then the Plan Administrator may, without the consent of the Beneficiary, distribute his Death Benefit in the form of a single-sum payment at any time during the 5-year period following the Participant's date of death.

     6.06 DESIGNATION OF DISTRIBUTION MADE PRIOR TO JANUARY 1, 1984. The provisions of Section 6.03 and 6.04 shall not apply to any distribution made pursuant to the provisions of a designation of a Beneficiary which meets the requirements of Section 5.05 only if the Beneficiary is treated as a Participant and the Participant filed a designation under Section 5.05 which contained the information required under 5.05(e) with respect to the distributions to be made upon the death of the Participant.

     6.07 IRREVOCABLE DISTRIBUTION OPTION TO SPOUSE OR TRUST FOR BENEFIT OF SPOUSE. A Participant may (subject to the spousal consent requirements of Section 6.04) make an irrevocable election to have said Participant's death benefit distributed in equal annual installments to the Participant's spouse or to a trust established by the Participant pursuant to Code section 2056(b)(7) ("QTIP Trust")\; or to a trust established by the Participant pursuant to Code section 2056(b)(5) ("Qualified Power of Appointment Trust"). Under the aforementioned irrevocable election, the Participant's Accrued Benefit must be distributed to the aforementioned spousal or trust beneficiary over a period not exceeding the lifetime of the Participant's spouse, and the income on the undistributed portion of the Participant's account balance earned during each calendar year must be distributed to said beneficiary in one or more payments at least annually by the close of said calendar year. In the event of the death of the spousal Beneficiary during the calendar year, all undistributed income accrued to the date of said Beneficiary's death shall be distributed to the estate of said Beneficiary. On the death of the Participant's spouse, any undistributed balance of the Participant's Accrued Benefit will be distributed pursuant to the Participant's beneficiary designation form or, if applicable, pursuant to the terms of the above referenced QTIP Trust or Qualified Power of Appointment Trust, as the case may be.

     The aforementioned distributions, however, shall be increased if necessary to comply with the minimum distribution requirements of Section 5.03.

                                  ARTICLE VII

          DISABILITY AND TERMINATION BENEFITS IN-SERVICE DISTRIBUTIONS

     7.01 DISABILITY BENEFIT. If a Participant becomes disabled, he shall be entitled to receive 100% of his Accrued Benefit. A Participant shall be considered to be disabled if he is unable to engage in any substantial and gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. A Participant shall also be considered disabled if he incurs a permanent loss of the use of a member or function of the body which causes him to separate from Service. The Plan Administrator shall require the Participant to submit to a physical examination or submit such other proof of disability as the Plan Administrator deems necessary. The determination of disability by the Plan Administrator shall be based on uniform principles consistently applied in a nondiscriminatory manner.

     7.02 TERMINATION BENEFIT. If a Participant terminates his Service for any reason other than Normal, Early or Deferred Retirement, death or disability, the Participant shall be entitled to receive the full value of his Accrued Benefit attributable to his Employee Contributions and, if applicable, Elective Deferrals plus the Nonforfeitable percentage of the remainder of his Accrued Benefit based on the vesting provisions of the Adoption Agreement.

     7.03 TIME OF COMMENCEMENT OF DISABILITY OR TERMINATION BENEFIT. At any time after the Participant is disabled or terminates his Service, he may elect to receive a distribution of his Disability or Termination Benefit. If a Participant does not file a written claim for the commencement of his benefit, then the payment of his benefit shall commence on the date determined under
Section 5.02 of this Agreement.

     7.04 FORM OF DISABILITY OR TERMINATION BENEFIT. A Participant's Disability or Termination Benefit shall be distributed in a form which satisfies the requirements of Section 5.03 of this Agreement. If a Participant's Disability or Termination Benefit is less than $3,500 prior to his Annuity Starting Date, then the Plan Administrator may distribute his Accrued Benefit as a single-sum payment without Participant or spousal consent at any time from the date he is disabled or terminates his Service to the date determined under
Section 5.02 of this Agreement.

     7.05 FORFEITURE AND RESTORATION OF ACCRUED BENEFIT. The nonvested portion of the Participant's Accrued Benefit upon separation from Service shall become a Forfeiture on the earlier of the date the Participant receives a distribution of his entire Termination Benefit or the date on which the Participant incurs 5 consecutive Breaks in Service as defined in Section 7.07. A nonvested Participant shall be deemed to have received his entire Termination Benefit on the date of his separation from Service. Any Forfeiture shall be held in suspense without Trust Fund earnings and shall be allocated under the provisions of Article IV as of the end of any Plan Year following the date on which the Forfeiture occurred, so long as the Forfeiture is allocated on or before the last day of the Plan Year in which the Participant incurs 5 consecutive Breaks in Service.

     A terminated Participant, who received a distribution of his entire Termination Benefit which was less than 100% of his Accrued Benefit and who is subsequently rehired by the Employer before incurring 5 or more Breaks in Service following the date of distribution, shall have the right to repay to the Trustee the total amount of the distribution at any time during the 5-year period commencing on his initial date of reemployment with the Employer. Only upon the repayment of his entire distribution shall the Participant's Accrued Benefit be restored to the dollar amount of his Accrued Benefit at the time of distribution, determined without regard to any subsequent gains and losses in the Trust Fund. A nonvested Participant who is deemed to have received his entire Termination Benefit and is subsequently rehired by the Employer before incurring 5 or more Breaks in Service following his date of termination shall be deemed to have repaid his entire termination benefit on his date of rehire. The restoration of the Participant's Accrued Benefit shall include all protected benefits under Code section 411(d)(6). The Trust Fund earnings during the Plan Year of repayment shall be used to restore the Participant's Accrued Benefit\; and, if such earnings are not sufficient to fully restore the Accrued Benefit, then the Employer Contribution and Forfeitures shall be utilized. If a deficit still remains, then the Employer shall contribute the necessary amount by the end of the following Plan Year in order to provide full restoration of the Accrued Benefit.

     7.06 PARTIAL RESTORATION OF THE TERMINATION BENEFIT. In determining the Termination Benefit at any relevant time for a Participant who has received a partial distribution of his Nonforfeitable Accrued Benefit, without forfeiting the nonvested portion of his Accrued Benefit, the following formula shall be used:

     X = P(AB + D) -- D\;

where X is the vested portion of the Accrued Benefit attributable to Employer Contributions and Forfeitures, "P" is the vested percentage at the relevant time, "AB" is the balance of the Accrued Benefit attributable to Employer Contributions and Forfeitures, and "D" is the amount of all distributions attributable to Employer Contributions and Forfeitures received by the Participant prior to the relevant time.

     7.07 BREAKS IN SERVICE AND VESTING. A Break in Service for vesting purposes shall be a Vesting Computation Period in which the Employee completes 500 or fewer Hours of Service. In computing a Participant's Termination Benefit, all pre-break and post-break service will be counted except for the following:

     (a) In the case of an Employee who has incurred a Break in Service, Years of Service prior to the Break in Service shall not be taken into account until he has completed one Year of Service after his return\;

     (b) In the case of an Employee who has incurred 5 or more consecutive Breaks in Service, any Year of Service after the last Break in Service shall not be used in determining the vested percentage of his Accrued Benefit which accrued prior to the initial Break in Service\; and

     (c) In the case of a nonvested Participant whose number of consecutive Breaks in Service equals or exceeds the greater of 5 or his aggregate number of Years of Service prior to the initial Break in Service, Years of Service prior to the initial Break in Service shall not be taken into account in determining the Participant's current vested percentage under the Plan.

     7.08 IN SERVICE DISTRIBUTIONS. A distribution may be made to an Employee while still in the Service of the Employer and prior to the attainment of the Early or Normal Retirement Age only if the form of the distribution meets the requirements of Section 5.03, and the distribution is one of the following:

     (a) EMPLOYEE CONTRIBUTION WITHDRAWAL. Any portion of a Participant's Accrued Benefit which is attributable to his Employee Contributions (excluding Mandatory and 401(k) Contributions) may be withdrawn at any time by the Participant after filing a written election with the Plan Administrator.

     (b) PROFIT SHARING DISTRIBUTION. If permitted in the Adoption Agreement, a Participant may file a written election with the Plan Administrator to withdraw any portion of his Nonforfeitable Accrued Benefit which is attributable to Employer Contributions and Forfeitures (other than Qualified Non-Elective Contributions and Qualified Employer Matching Contributions) which were allocated to his Participant's Account at least 2 years prior to the date of distribution.

     (c) HARDSHIP DISTRIBUTION. If this is a profit sharing plan and if permitted in the Adoption Agreement, a Participant shall have the right to request a distribution of any portion of his Nonforfeitable Accrued Benefit, and the Plan Administrator shall grant such request only if the Plan Administrator determines that such distribution is necessary to satisfy an immediate and heavy financial need of the Participant as determined herein and the regulations under Code section 401(k)(2)(B). Any such request shall be made in writing, shall set forth in detail the nature of such hardship and the amount of the distribution needed as a result of such hardship, and shall state that the need cannot reasonably be relieved (i) through reimbursement or compensation by insurance or otherwise\; (ii) by liquidation of the Participant's assets, or (iii) by cessation of elective deferrals or by Employee contributions under the Plan or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other Employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need and shall be supplemented with such additional information as the Plan Administrator requests. Unless the Employer has actual knowledge to the contrary, the Plan Administrator may rely on the Participant's written certificate and of the amount necessary to alleviate such need. If the Plan Administrator grants such request, such application shall be processed and such distribution shall be made in a single sum as soon as administratively feasible.

         FINANCIAL NEED.  An immediate and heavy financial need shall mean:

         (1) deductible medical expenses described in Code section 213(d) previously incurred by the Participant, his spouse or his dependents (as defined in Code section 152), or necessary for those persons to obtain medical care described in Code section 213(d),

         (2) the purchase of (but not the mortgage payments for) a principal residence of the Participant,

         (3) the payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his spouse, his children or his dependents (as defined in Code section 152), or

         (4) the prevention of the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence.

         DISTRIBUTION NECESSARY TO SATISFY NEED. A distribution shall be deemed to be necessary to satisfy an immediate and heavy financial need only if all of the following requirements are satisfied:

         (1) the distribution is not in excess of the amount of such need. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income tax or penalties reasonably anticipated to result from the distribution\;

         (2) the Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available under this Plan and other plans maintained by the Employer or a Related Employer\; and

         (3) the Participant's Employee Contributions under this Plan and his deferrals and employee contributions under all other plans maintained by the Employer or a Related Employer shall be suspended for the 12 month period following the date of receipt of such hardship distribution.

         (4) the Participant's elective deferrals under this Plan and all other plans maintained by the Employer shall for the next taxable year of the Employee be limited to the applicable limit under Code section 402(g) for that year minus the Participant's elective contributions for the year of the hardship distribution.

     7.09 RESTRICTION ON WITHDRAWALS OF ELECTIVE DEFERRALS. A Participant's Elective Deferrals, Qualified Non-Elective Contributions and Qualified Employer Matching Contributions, plus earnings thereon, may not be distributed to a Participant prior to his Separation from Service, death, or disability, except in the following circumstances:

     (a) the termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan (as defined in Code section 4975(e) or Code section 409) or a simplified employee pension plan as defined in Code section 408(k).

     (b) the disposition of the Employer, if incorporated, of substantially all of its assets (within the meaning of Code section 409(d)(2) of the Code) to an unrelated corporation, where the Employer continues to maintain the Plan, but only with respect to Employees who become employed by the corporation acquiring the assets.

     (c) the disposition by the Employer, if incorporated, of its interest in a subsidiary (within the meaning of Code section 409 (d)(3)), where the Employer continues to maintain the Plan, but only with respect to the Employees who continue employment with the subsidiary.

     (d)   the Participant's attainment of age 59- 1/2.

     (e) if elected in the Adoption Agreement and subject to the requirements of Section 7.08, the financial hardship of the Participant. Any such hardship distribution shall not include any earnings credited to the Participant's Account after the later of December 31, 1988 or the last Plan Year ending before July 1, 1989.

     All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Code sections 411(a)(11) and 417. In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

     7.10 DISTRIBUTION UNDER QUALIFIED DOMESTIC RELATIONS ORDER. Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in ERISA section 206(d)(3)(B)(i)). This Plan specifically permits distribution to an Alternate Payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under ERISA) under the Plan. "Alternate Payee" for this purpose shall be as defined under ERISA section 206(d)(3)(K). A distribution to an Alternate Payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or provides for the earlier distribution pursuant to an agreement between the Plan and the Alternate Payee\; and (2) if the present value of the Alternate Payee's benefits under the Plan exceeds $3,500, the Alternate Payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section shall permit a Participant to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the Alternate Payee to receive a form of benefit not permitted under the Plan.

     If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator shall direct the Trustee to make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Plan Administrator shall direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the Plan Administrator shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

     The reasonable costs of the Plan Administrator in determining the qualified status of the order (including the cost of counsel's opinion) shall be chargeable to the account of the Participant and shall be recoverable from the Participant and the Alternate Payee from sums due to the Alternate Payee and/or the Participant in the discretion of the Plan Administrator.

     To the extent it is not inconsistent with the provisions of the Qualified Domestic Relations Order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a separate account. Such separate account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs. The Trustee shall make any payments or distributions required under this Section by separate benefit checks or other separate distribution to the Alternate Payee.

                                  ARTICLE VIII

                      BENEFIT CLAIMS AND APPEAL PROCEDURE

     8.01 CLAIMS PROCEDURE. Except as provided in Article V, VI or VII, no benefit shall be paid under this Plan unless a Participant or Beneficiary ("Claimant") shall file a claim for his benefit in writing setting forth such information as shall be reasonably requested by the Plan Administrator for the determination of the Claimant's benefit.

     8.02 CLAIMS REVIEW/APPROVAL OR DENIAL BY PLAN ADMINISTRATOR. The Plan Administrator shall inform the Claimant within 60 days (the claim review period) following receipt of the written benefit claim of the approval or denial of the benefit claim. If, due to special circumstances, an extension of time for processing the claim is required, the Plan Administrator shall provide the Claimant with a written notice of the extension prior to the end of the initial 60-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision will be rendered. In no event shall any extension of time exceed a period of 60 days from the end of the initial period.

     8.03   BENEFIT DENIAL PROCEDURE.

     (a) NOTICE OF DENIAL OF BENEFIT CLAIM. In the event that a claim for benefits is denied, in whole or in part, the Plan Administrator shall notify the Claimant in writing of such denial within the claims review period (or, in the event of an extension, within the extension period). Such written notice shall set forth specific reasons for such denial\; specific references to pertinent Plan provisions on which the denial is based\; a description of any additional material or information necessary for the Claimant to perfect his claim\; an explanation of why such material or information is necessary\; and an explanation of the Plan's review procedure. The notice must further advise the Claimant that his failure to appeal the action in writing within 60 days following receipt of the notice will render the denial of benefits final, binding and conclusive.

     (b)   APPEAL OF DECISION OF PLAN ADMINISTRATOR.

         (1) REFERRAL TO PLAN ADMINISTRATOR. Any Claimant who has been denied a benefit or has any other claim relating to the Plan shall be entitled to request the Plan Administrator to give further consideration to his claim by filing with the Plan Administrator (on a form acceptable to the Plan Administrator) a request for a hearing. Such a request, together with a written statement of the reasons the Claimant believes his claim should be allowed, shall be filed with the Plan Administrator no later than sixty (60) days after receipt of written notification of denial of his claim. The Plan Administrator shall then conduct a hearing within the next sixty (60) days, at which the Claimant may be represented by an attorney or other representative of his choosing and at which the Claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. Either the Claimant or the Plan Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Plan Administrator within sixty (60) days of hearing of the appeal. Said decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be binding and conclusive on all parties.

         (2) OPTIONAL REFERRAL TO ARBITRATION. At the option of either the Claimant or the Plan Administrator, and in lieu of review of a claim by the Plan Administrator as set forth above, the Plan Administrator or the Claimant may elect arbitration of said claim in accordance with the arbitration provisions of the American Arbitration Association or under arbitration provisions under applicable state law. Said election shall be made by the Claimant when filing the appeal of his claim with the Plan Administrator, or by the Plan Administrator within thirty (30) days of receiving said written appeal. If the arbitration proceeding is invoked, it shall be binding upon the parties and shall be arbitrated before an arbitrator selected in accordance with the aforementioned procedure and the award of said arbitrator may be enforced in accordance with said provisions and in accordance with applicable state law. All fees and costs of the arbitrator shall be borne by the party electing the arbitration proceeding.

     8.04 STANDARD OF REVIEW. The denial of a benefit claim shall be upheld upon review by either the Plan Administrator or an arbitration proceeding unless a determination is made that the Plan Administrator's denial of the benefit claim was arbitrary and capricious.

     8.05 MISSING OR LOST PARTICIPANT OR BENEFICIARY. If, after reasonable effort, the Plan Administrator cannot locate a Participant or Beneficiary who is entitled to a benefit under the Plan, then the benefit shall either be forfeited and allocated under the provisions of Section 4.02 or be deposited in the name of the Participant or Beneficiary in an investment which meets the distribution requirements of Article V or Article VI.

     If a Participant or Beneficiary whose benefit has been forfeited under the provisions of this Section later files a claim with the Plan Administrator for the forfeited benefit, then the benefit shall be restored pursuant to the provisions of Section 7.05.

     The decision as to how to treat the benefit of a missing or lost Participant or Beneficiary shall be made by the Plan Administrator under uniform principles consistently applied in a nondiscriminatory manner and in accordance with regulations issued by the Internal Revenue Service.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN

     9.01 DESIGNATION OF NAMED FIDUCIARY. The individual(s) or entity appointed in the Adoption Agreement as the Plan Administrator shall be the Named Fiduciary of this Plan and shall be subject to the fiduciary responsibilities set forth in Title I of ERISA. The Plan Administrator shall make such rules, interpretations, and computations and shall take such other action to administer the Plan as deemed appropriate, provided that all such action shall be done in a nondiscriminatory manner consistent with the requirements of the Code and ERISA. The Plan Administrator shall have all powers necessary to accomplish his duties under this Plan.

     9.02 DISCRETION OF PLAN ADMINISTRATOR. The Plan Administrator shall administer the Plan solely in the interests of the Plan Participants and for the exclusive purpose of providing benefits to Participants and providing for the costs of reasonable administrative expenses. The Plan Administrator shall, however, administer this Plan in accordance with the reasonable discretion of the Plan Administrator. All powers as set forth in Section 9.03 shall be exercised in accordance with the Plan Administrator's discretion, and the determination of the Plan Administrator shall be final, conclusive and binding on all parties unless shown to be arbitrary and capricious.

     9.03 POWERS AND DUTIES OF PLAN ADMINISTRATOR. The Plan Administrator shall have the following powers and duties in addition to any other power or duty granted under the Plan:

     (a) To determine the eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of such Participant's Accrued Benefit\;

     (b) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement\;

     (c) To interpret and enforce the terms of this Agreement and the rules and regulations it adopts\;

     (d) To direct the Trustee with respect to the crediting and distribution of the Trust Fund\;

     (e) To exercise discretion to review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan\;

     (f) To engage the services of agents whom it may deem advisable to assist it with the performance of its duties\;

     (g) To engage the services of an Investment Manager or Managers (as defined in ERISA section 3(38)), who shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control\;

     (h) To establish procedures for determining whether any order issued by a state court shall meet the requirements for treatment as a Qualified Domestic Relations Order ("QDRO") pursuant to ERISA section 206(d)(3)(B)(i). In this connection, the procedure set forth in Section
         9.04 shall apply to the determination of the validity and effect of a court order and its compliance with ERISA requirements. The Plan Administrator may treat as qualified any domestic relations order entered prior to January 1, 1985, irrespective of whether it satisfies all the requirements described in ERISA section 206(d)(3)(B)(i)\;

     (i) To take such corrective action with respect to restoration of plan accounts, coverage, allocations to accounts and such other actions as shall be in accordance with Code section 7805(b) relief under the Employee Plans Restoration Guidelines issued by the Internal Revenue Service and such other corrective action as shall be desirable in the discretion of the Plan Administrator so as to assure continued qualification of this Plan, said corrective action to be effective as of the date the deficiency arises or such earlier date as shall be necessary to assure the qualification of the Plan at all times.

     (j) To adopt such procedures as shall be necessary to allow a distributee of any Eligible Rollover Distribution to elect a Direct Rollover of such distribution to an Eligible Retirement Plan. Said procedure shall be in accordance with temporary or final regulations promulgated under Code section 401(a)(31).

     9.04 PROCEDURE WITH RESPECT TO QUALIFIED DOMESTIC RELATIONS ORDERS. The Plan Administrator shall have the responsibility to determine whether any court order contains the provisions necessary to a Qualified Domestic Relations Order ("QDRO").

     Promptly upon receiving a court order which creates, assigns or recognizes the right of any party to a Participant's Benefit under this Plan, the Plan Administrator shall:

     (a) Notify the Participant and any alternate payee of the receipt by the Plan Administrator of the court order and of the procedure set forth herein.

     (b) Make a determination (within 60 days of receipt of the court order) of whether the court order complies with the requirements of ERISA section 206(d)(3)(B)(i). The Plan Administrator may obtain the assistance of counsel in making the determination, including the obtaining of a written opinion of counsel if deemed necessary by the Plan Administrator.

     (c) After receipt of the court order, the Plan Administrator shall direct the Trustee to separately account for the sum which would be payable under the order if said order were determined to be a QDRO. To the extent it is not inconsistent with the provisions of the Qualified Domestic Relations Order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a separate account. Such separate account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs. The Trustee shall make any payments or distributions required under this Section by separate benefit checks or other separate distribution to the Alternate Payee.

     (d) Within 60 days from receipt of the court order, the Plan Administrator shall notify (in a manner consistent with Department of Labor Regulations) the Participant and each Alternate Payee of the Plan Administrator's determination as to the qualification of the court order as a QDRO.

     A determination that the order is a QDRO shall state that the Plan Administrator will commence any payments currently due under the Plan to the person or persons entitled thereto after the expiration of a period of 60 days commencing on the day of the mailing of the notice unless prior thereto the Plan Administrator receives a notice of the institution of legal proceedings disputing the determination. The Plan Administrator shall, as soon as practical after such 60 day period, ascertain the dollar amount currently payable to each payee pursuant to the Plan and, if the order is determined to be a QDRO, disburse any such amounts.

     18 MONTH DETERMINATION PERIOD--TREATMENT OF SEGREGATED ACCOUNT: During the 18 month period beginning with the date on which the first payment would be required to be made under the order the segregated account shall be treated as follows:

     (a) If, within the 18 month period, the order is determined to be a QDRO the Plan Administrator shall pay the segregated sum and earnings thereon to the person entitled thereto under the order.

     (b) If, within said period the order is determined not to be a QDRO or the issue as to whether the order is a QDRO is not resolved, then the Plan Administrator shall pay the segregated sum and earnings thereon to those persons who would be entitled thereto had there been no order.

     (c) Any determination that an order is a QDRO which is made after the close of the 18 month period shall be applied prospectively.

     The reasonable costs of the Plan Administrator in determining the qualified status of the order (including the cost of counsel's opinion) shall be chargeable to the account of the Participant and shall be recoverable from the Participant and the Alternate Payee from sums due to the Alternate Payee and/or the Participant in the discretion of the Plan Administrator.

     9.05 INFORMATION TO PLAN ADMINISTRATOR. The Employer shall supply information to the Plan Administrator as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan

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

Administrator considers necessary to perform the above powers and duties. The Employer's records as to such information shall be conclusive as to all persons.

     9.06 FUNDING POLICY. The Plan Administrator shall direct the Trustee to invest the Trust Assets in a manner which shall satisfy the Plan's short-term and long-term financial needs. This funding policy shall be consistent with the objectives of the Plan and the requirements of ERISA.

     9.07 ADMINISTRATIVE COMMITTEE. In the event an administrative committee has been appointed as the Plan Administrator, a decision of the majority of the committee shall be final and binding on all parties and on committee members as to all matters upon which they may act hereunder. Any action may be taken either by a vote at a meeting or in writing without a meeting.

     The committee shall appoint a Secretary, who shall be one of the committee, to keep all records of its meetings and actions. Unless the committee decides otherwise, the Secretary shall be authorized to execute and deliver on behalf of the committee any instrument required or deemed necessary under this Agreement.

     9.08 RESIGNATION AND REMOVAL OF PLAN ADMINISTRATOR. The Plan Administrator, or any member of the administrative committee, may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than 15 days from the date of delivery, unless such notice shall be waived.

     The Employer may remove the Plan Administrator, or any member of the administrative committee, with or without cause, by delivery of a written notice of removal to take effect at a date specified therein, which shall not be less than 15 days from the date of delivery, unless such notice shall be waived.

     Upon the resignation or removal of the Plan Administrator or member of the administrative committee, the Employer may name a successor Plan Administrator or successor administrative committee member who must acknowledge acceptance of this position in writing. In the event no successor Plan Administrator is appointed, the Employer shall be the Plan Administrator until a new Administrator has been nominated and has accepted such appointment.

     9.09 INDEMNITY OF PLAN ADMINISTRATOR. The Employer shall indemnify and hold harmless the Plan Administrator from and against any and all loss resulting from liability to which the Plan Administrator may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in the administration of this Plan, including all expenses reasonably incurred for defense of any legal claim, in case the Employer fails to provide such defense.

     9.10 COMPENSATION AND EXPENSES OF THE PLAN ADMINISTRATOR. The Plan Administrator shall be permitted to receive from the Trust Fund reasonable compensation and reimbursement of expense for services rendered as Plan Administrator. In addition the Plan Administrator is authorized to direct the Trustee to pay the fees and costs from the Trust Fund in connection with the administration of the Plan. However, no full time employee of the Employer may be compensated for services rendered as Plan Administrator or as an agent of the Plan Administrator.

                                   ARTICLE X

                                TRUST AGREEMENT

     10.01 ESTABLISHMENT OF TRUST/APPOINTMENT OF TRUSTEE. The Trust Agreement set forth in this Article shall govern the duties and responsibilities of the Trustee appointed in the Adoption Agreement or any successor Trustee. All assets of the Plan shall be held in trust, pursuant to the provisions hereof. The Trustee may be one or more individuals, a bank, trust company or any other corporation authorized under state law to have trustee powers.

     10.02 DUTIES OF TRUSTEE. The sole duty of the Trustee shall be to assume title and to hold all assets of the Plan and to invest said assets at the direction of the Plan Administrator and in accordance with the funding policy adopted by the Plan Administrator. In addition, the Trustee shall render an accounting of the assets of the Trust as of each Accounting Date. The Trustee shall furnish to the Employer and the Plan

Administrator a statement of account as of each Accounting Date showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the period covered by the statements and also stating the fair market value of the Trust Fund on the Accounting Date. Such statement shall be conclusive on all persons with respect to valuation of the Trust Fund. The Employer or Plan Administrator may file with the Trustee written exceptions with respect to any transaction, act or computational error within 90 days of the receipt of the statement or such longer period as authorized under ERISA.

     The Trustee and Employer may agree, by separate instrument, for the assumption of additional duties by the Trustee, including the assumptions of investment responsibilities. The Trustee shall be accountable to the Employer for the funds contributed to it by the Employer, but shall have no duty to see that the contributions received comply with the provisions of the Plan. The Trustee shall not be obliged to collect any contributions from the Employer. Except as set forth in this Agreement no additional duties shall be imposed on the Trustee.

     10.03 TRUSTEE POWERS. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

     (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, and to buy or sell options with or without holding the underlying stock and other securities, corporate bonds, debentures, convertible debentures, commercial paper, and any direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of the United States, limited partnerships, insurance contracts of any type and life insurance policies pursuant to the provisions of Article XII herein, mortgages, notes or other property of any kind, real or personal, as a prudent man would do under like circumstances with due regard for the purposes of this Plan\;

     (b) In the case of a profit sharing plan in any amount and in the case of a money purchase or target benefit plan in an amount of up to 10% of the Trust Fund, the Trustee is specifically authorized to invest in qualifying Employer real property and in qualifying Employer securities within the meaning of Section 407(d)(4) and (5) of ERISA\;

     (c) To retain any cash held in the Trust Fund in an account at reasonable interest. If a bank is acting as Trustee, specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee) within the meaning of Code section 414(b) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code section 584 which the Trustee (or an affiliate of the Trustee, as defined in Code section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as Trustee and which conforms to the rules of the Comptroller of the Currency\;

     (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee shall decide\;

     (e) To credit and distribute the Trust as directed by the Plan Administrator. The Trustee shall not be obligated to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee shall be accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator\;

     (f) To compromise, contest, arbitrate or abandon claims and demands in its discretion:

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

     (g) To have with all respect to all assets of the Trust all of the rights of an individual owner including the power to give proxies, to participate in any voting trusts, mergers, consolidations of liquidations, and to exercise or sell stock subscriptions or conversion rights\;

     (h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation\; to pool or unitize interests in oil, gas and other minerals\; and to enter into operating agreements and to execute division and transfer orders\;

     (i) To hold any securities and other property in the name of the Trustee or its nominee, with depositories or agent depositories or in other form as it may deem best, with or without disclosing the trust relationship\;

     (j) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust Fund\;

     (k) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction\;

     (l)    To file all tax returns required of the Trustee\;

     (m) To begin, maintain or defend any litigation necessary in connection with the administration of the Trust, except that the Trustee shall not be obliged or required to do so unless indemnified to its satisfaction\;

     (n) To make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee\;

     (o) To employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary.

     10.04 ALLOCATION OF FIDUCIARY RESPONSIBILITY.

     (a) AS BETWEEN CO-TRUSTEES. In the event that two or more Trustees have been appointed, they shall jointly manage and control the assets of the Plan, however, the Trustees may allocate specific duties, responsibilities and obligations among themselves by filing a written agreement with the Plan Administrator. The signature of the specified number of trustees in the Adoption Agreement may be accepted by an interested party as conclusive evidence that all Trustees have duly authorized the actions therein set forth. No interested party acting in good faith and in reliance on the Adoption Agreement shall be obliged or held liable to ascertain the validity of such action.

     (b) AS BETWEEN THE TRUSTEE AND THE PLAN ADMINISTRATOR OR ANY OTHER PERSON. The Plan Administrator shall be the Named Fiduciary with respect to the Plan. In addition, the Plan Administrator, the Trustee or any other person may make such additional allocation or delegation of responsibilities or assumption of duties as shall be provided by written instrument subsequent to the date of this Agreement and agreed upon by the parties and filed with the Plan Administrator.

     (c) APPOINTMENT OF INVESTMENT MANAGER. In the event that an Investment Manager (or Managers) is appointed by the Plan Administrator or Trustee to manage the assets of the Plan (including the power to acquire and dispose of any assets of the Plan), then no Trustee shall be liable for the acts or omissions of such Investment Manager or Managers.

     (d) SEGREGATED ACCOUNT/PARTICIPANT DIRECTION OF INVESTMENT. If permitted under the Adoption Agreement, a Participant may file a written election with the Plan Administrator to have the right to direct the Trustee with respect to the investment of all or a portion of the assets comprising the Participant's Accrued Benefit. That portion of the Trust Fund under the direction of the Participant shall constitute a Segregated Account. In addition, the Plan Administrator may adopt a written policy allowing for Participant control over all or a portion of the assets comprising the Participant's Accrued Benefit in compliance with the provisions of section 404(c) of ERISA. In the event of establishment of said policy the Participant shall not be deemed to be a fiduciary by reason of his exercise of control over investment of said assets and no person who is otherwise a fiduciary shall be liable for any loss which results from said exercise of control.

     10.05 INVESTMENT IN GROUP TRUST FUND. The Plan Administrator may direct the Trustee, for collective investment purposes, to combine into one (1) trust fund the Trust Fund created under this Plan with the trust fund created under any other qualified retirement plan. However, the Plan Administrator shall maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the Plan in which he is a Participant.

     10.06 RESIGNATION/REMOVAL/APPOINTMENT OF SUCCESSOR TRUSTEE.

     (a) RESIGNATION. A Trustee may resign upon thirty (30) days written notice to the Employer. Concurrent with the effective date of resignation, the Trustee shall furnish to the Plan Administrator a written statement of account as to all assets of the Trust held by the Trustee as of the effective date of resignation.

     (b) REMOVAL. A Trustee may be removed upon five (5) days written notice from the Employer.

     (c) APPOINTMENT OF SUCCESSOR TRUSTEE. The Employer may, by written instrument, appoint a Successor Trustee in the event of the resignation or removal of an incumbent Trustee, or in the event that an incumbent Trustee shall be unable for any reason to continue to serve as Trustee. Said appointment shall become effective on or before the effective date of the resignation, removal or other termination of service of the incumbent Trustee. In the event the Employer shall fail to appoint a successor Trustee, the Employer shall be treated as having appointed the Employer (or in the case of an incorporated Employer, the board of directors) as Trustee.

     10.07 FEES AND EXPENSES FROM FUND. The Trustee shall receive reasonable compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee shall pay all fees and expenses reasonably incurred by the Plan Administrator and Trustee in the administration of the Plan from the Trust Fund unless the Employer pays the fees and expenses. The Employer shall have the discretion to treat any fee or expense paid, directly or indirectly, by the Employer as an Employer Contribution. However, no person so serving who already receives full-time pay from an employer or an association of employers, whose employees are participants in the Plan, or from an employee organization whose members are Participants in the Plan shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

     10.08 INDEMNIFICATION. The Employer will indemnify and hold the Trustee harmless from any liability, loss, cost or expense arising from or in any way connected with his acting upon the directions of the Plan Administrator, Investment Manager, or Participant or for failing to act because of the lack of any direction from the Plan Administrator, Investment Manager, or Participant, except due to the willful misconduct of the Trustee or to the extent such indemnification is prohibited by law or where the Trustee has assumed the role of Investment Manager and/or Plan Administrator.

                                   ARTICLE XI

                       PARTICIPANT AND BENEFICIARY LOANS
                    ADOPTION OF LOAN ADMINISTRATION POLICIES

     11.01 ELECTIVE ALLOWANCE OF PARTICIPANT AND BENEFICIARY LOANS. The loan provisions herein apply only in the event that the Employer has elected in the Adoption Agreement to allow loans to Participants and Beneficiaries based upon their benefit under the Plan. If the Employer has not elected in the Adoption Agreement to allow for Participant and Beneficiary loans, then this Article shall not be implemented, and no such loans shall be allowed under this Plan.

     11.02 LIMIT ON AMOUNT OF OUTSTANDING LOAN BALANCE AFTER DECEMBER 31, 1986. The aggregate amount of all loans granted to a Participant or Beneficiary (hereinafter referred to as

"Borrower") on January 1, 1987 and thereafter (or any renegotiation of a loan outstanding prior to said date) shall not exceed the greater of:

     (a)   $10,000\; or

     (b) one-half of the Borrower's Nonforfeitable Accrued Benefit calculated on the date a loan is to be made, up to a maximum of $50,000, with said maximum to be reduced by the excess (if any) of:

         (1) The highest outstanding balance of loans from the Plan during the one year period ending on the day before the date on which such loan was made, over

         (2) The outstanding balance of loans from the Plan on the date on which such loan was made.

     In determining whether the limitations of this section have been exceeded at any date, all loans made at any time from the Plan (or from any other qualified plans maintained by the Employer or by a Related Employer) to the Borrower and still outstanding on such date shall be aggregated, and the Borrower's vested interest in all qualified plans maintained by the Employer or a Related Employer, shall be aggregated.

     11.03 LOAN TERMS. All loans granted under this Article shall be evidenced by the Borrower's promissory note and shall be based upon the following terms:

     (a) The loan shall bear a reasonable rate of interest. In this regard, the interest rate determined by the Plan Administrator under the procedures established in Section 11.05 herein shall be deemed to be a reasonable rate of interest.

     (b) The loan agreement shall call for at least substantially level amortization with payments, inclusive of principal and interest, not less frequently than quarterly.

     (c) Said loan shall, by its terms, be required to be repaid within a period not greater than five (5) years from the date of the loan unless the Borrower shall demonstrate to the satisfaction of the Plan Administrator that said loan shall be used to acquire a principal residence of the Borrower within a reasonable period of time after the date the loan is made. In such case the loan may, at the discretion of the Plan Administrator, bear a maturity date commensurate with the maturity dates of loans made by institutional lenders located in the geographic area in which the borrower resides.

     (d) Said loan shall be adequately secured by the Borrower's vested interest under the Plan or by any real or personal property that is acceptable to the Plan Administrator. In the event that a Borrower's vested interest under the Plan is to be used as security, the provisions of Section 11.04 herein shall be complied with in all respects.

     (e) The Borrower shall satisfy the Plan Administrator that he is creditworthy and financially able to repay such loan.

     11.04   USE OF NONFORFEITABLE ACCRUED BENEFIT AS LOAN SECURITY.

     (a) IN GENERAL. Pursuant to the restrictions herein, a loan may be secured by the Nonforfeitable Accrued Benefit of the Borrower. However, after October 19, 1989 no more than 50% of the Nonforfeitable Accrued Benefit of the Borrower may be used as security. Said security arrangement shall be pursuant to a written assignment or other instrument sufficient to create the security interest under state law, and shall be perfected in the manner called for under the Uniform Commercial Code as adopted under state law.

         The loan shall be a lien on all interests of the Borrower in the Trust. If a Borrower's benefit becomes payable under Articles V, VI or VII prior to repayment in full of any such loan and interest due thereon, the full amount of the loan shall be due and payable pursuant to the terms of the promissory note. In the event the loan is not repaid in full, the amount to be paid to the Borrower under Articles V, VI or VII shall be reduced by the outstanding balance of any such loan and interest due thereon.

         In the event of default, the Participant's Nonforfeitable Accrued Benefit will be offset at the time the Trustee otherwise would distribute the Participant's Nonforfeitable Accrued Benefit.

     (b) MARRIED PARTICIPANT. The use of the Nonforfeitable Accrued Benefit by a Participant who is married on the date of the loan (or any renegotiation of said loan) shall be subject to the following additional restrictions:

         (1) The Participant may not pledge any portion of the Accrued Benefit as security for a loan made after August 18, 1985, unless, within the 90 day period ending on the date the pledge becomes effective the Participant's spouse, at the time of the loan or any modification thereof consents to the security or, by separate consent, to an increase in the amount of security. Any such Spousal Consent shall acknowledge the possibility that a subsequent amount to be paid under Articles V, VI or VII might be reduced as set forth above by the amount of the outstanding balance of the loan and interest due thereon. If such Spousal Consent is given at the time that the loan is made, any such subsequent reduction of a distribution shall be made (without any Spousal Consent), even if the Borrower is married to a different spouse at the time of the subsequent reduction. If an unmarried Borrower agrees to a subsequent reduction of a distribution at the time that the loan is made, any such reduction shall be valid, even if the Borrower is married when the distribution is reduced.

         (2) The Spousal Consent called for herein shall be in writing and shall comply with the Spousal consent requirements set forth in
               Article VI with respect to spousal consent to a Participant's waiver of the QPSA.

     11.05 LOAN ADMINISTRATION POLICIES. This Article specifically authorizes the Trustee, when directed by the Plan Administrator, to grant loans to Participants and Beneficiaries on a nondiscriminatory basis in accordance with the loan policy established under this Section. Loans shall be made available to all Participants on a reasonably equivalent basis. For Plan Years beginning in 1989 and thereafter, the loan policy of the Plan Administrator shall include and be governed by the administrative policies set forth herein:

     (a) The Plan Administrator shall administer the Participant Loan program. In this respect, the Plan Administrator may adopt such additional written loan guidelines, including establishment of a minimum loan restriction, as shall be consistent with Department of Labor Regulations, Section 2550.408.

     (b) Any Plan Participant or Beneficiary may make application for a loan with the Plan Administrator.

     (c) Loans shall be approved on a nondiscriminatory basis, based upon the information provided by the Borrower as well as any information bearing upon the creditworthiness of the Borrower.

     (d) The Plan Administrator shall determine the interest rate to be charged for the loan. Said interest rate shall be commensurate with the interest rates being charged at the date of the loan by financial institutions in the immediate geographic area of the Borrower for loans comparable to the proposed loan.

     (e) All loans shall be adequately secured. In this connection, both real and personal property may be used as collateral for a loan.

     (f) A loan shall be in default if the terms set forth in the promissory note have not been met and the Plan Administrator has determined that the principal and interest will not be repayable to the Trust. The Plan Administrator shall take possession of the collateral for the loan in accordance with the terms of the security agreement. In the case of a loan secured by the Nonforfeitable Accrued Benefit of the Borrower, the Plan Administrator shall reduce the Borrower's Accrued Benefit in full discharge of the loan on the earliest date a distribution may be made.

     11.06 PARTICIPANT LOANS PRIOR TO 12/31/86. Participant loans prior to December 31, 1986 shall be governed by the rules in effect on the date of said loan. Any such loan which is modified or extended after December 31, 1986 shall be treated as a new loan as of the date of modification or extension.

     11.07 PARTICIPANT LOANS TO OWNER-EMPLOYEE OR SHAREHOLDER-EMPLOYEE PROHIBITED WITHOUT ADMINISTRATIVE EXEMPTION. If the Employer is an unincorporated trade or business, a Participant who is an Owner-Employee may not receive a loan from the Plan. Further, if the Employer is an "S Corporation", a Participant who is a shareholder-employee (an employee or an officer who, at any time during the Employer's taxable year, owns more than 5%, either directly or by attribution under Code section 318(a)(1), of the Employer's outstanding stock) may not receive a loan from the Plan.

                                  ARTICLE XII

                     PROVISIONS RELATING TO LIFE INSURANCE

     12.01 INSURANCE BENEFIT. The Employer may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company forms.

     The Plan Administrator shall direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the type of insurance contract. Each application for a policy, and the policies themselves, shall designate the Trustee as sole owner and beneficiary, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. Proceeds of insurance contracts paid to the Participant's Account under this Article XII shall be subject to the distribution requirements of Article VI. The Trustee shall not retain any such proceeds for the benefit of the Trust. In the event of any conflict between the terms of this Plan and Trust Agreement and the terms of any life insurance contract purchased hereunder, the provisions of this agreement shall control.

     The premiums on any life insurance contract covering the life of a Participant shall be deducted from the Participant's Account during the Plan Year in which the premiums are paid. The Trustee shall hold all insurance contracts issued under the Plan as assets of the Trust. The cash surrender value of the policy shall be considered to be a part of the Participant's Account.

     12.02 INCIDENTAL INSURANCE BENEFITS. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, must be less than the following percentages of the aggregate of the Employer's Contributions and Forfeitures allocated to the Participant's Account: (i) 50% in the case of the purchase of ordinary life insurance contracts\; or (ii) 25% in the case of the purchase of term life insurance contracts. If the Trustee purchases a combination of an ordinary life insurance contract and a term life insurance contract on behalf of the Participant, then the sum of one-half of the premiums paid for the ordinary life insurance contract and the premiums paid for the term life insurance contract must be less than 25% of the aggregate Employer Contributions and Forfeitures allocated to the Participant's Account.

     If the Trustee purchases another form of life insurance contract on behalf of a Participant, such contract shall be considered a term life insurance contract, but only with respect to the term insurance portion of the contract.

     Notwithstanding anything to the contrary contained above, if this is a Profit Sharing Plan, contributions and forfeitures which have remained in the Trust for two (2) or more years may be used for the purchase or continuation of life insurance policies without regard to the above limitations.

     12.03 DISTRIBUTION OR DISCONTINUANCE OF LIFE INSURANCE PROTECTION. The Trustee shall not continue any life insurance protection for any Participant beyond notification from the Plan Administrator of termination of employment. If the Trustee holds any insurance contract on the life of a Participant when he terminated his employment (other than by reason of death), the Participant shall be given the option to retain such insurance contract by:

     (a) transferring ownership of the insurance contract to the Participant as part of his distribution under the Plan, or

     (b) allowing the Participant to purchase the policy by paying the Trustee the cash surrender value of the policy at the time of the purchase.

     The Trustee shall not distribute any contract without satisfying the provisions of Section 5.03.

     If the Participant chooses not to retain the insurance contract, then the Trustee shall surrender the contract, and the proceeds, if any, shall be credited to the Participant's Account.

     The Employer shall have the right to discontinue the purchase of insurance at any time, and the Participant shall be given the right to purchase the policy as above. If the Participant does not purchase the contract, then the insurance policy shall be surrendered and the proceeds credited to the Participant's Account.

                                  ARTICLE XIII

                 AMENDMENT OR TERMINATION OF THE PLAN AND TRUST

     13.01 AMENDMENT BY EMPLOYER/AMENDMENT PROCEDURE. The Employer shall have the right at any time to amend this Agreement in any manner, including any amendment deemed necessary or advisable in order to qualify or maintain the qualification of the Plan and Trust under the appropriate provisions of the Code.

     Plan amendments shall be effected by a resolution by the board of directors if the Employer is a corporation. If the Employer is a sole proprietor or partnership, amendments shall be effected by a declaration of a sole proprietor, or in the case of a partnership, a resolution of the requisite members of said partnership.

     Any amendment adopted by the Employer shall be in writing and shall state the date on which it is effective. The Employer shall not make any amendments which affect the rights, duties or responsibilities of the Trustee or the Plan Administrator without the written consent of the Trustee or Plan Administrator.

     (a) CODE SECTION 411(D)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Agreement as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code section 412(c)(8), and may not reduce or eliminate Code section 411(d)(6) protected benefits by either eliminating or reducing an early retirement benefit or a retirement-type subsidy, as defined in Treasury Regulations, or eliminating an optional form of benefit, except to the extent permitted under Treasury Regulations. The Plan Administrator must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Plan Administrator must disregard an amendment because the amendment would violate the provisions of this paragraph, then the Plan shall continue to provide the early retirement options or other optional forms of benefit for the affected Participants.

     (b) COMPUTATION OF NONFORFEITABLE PERCENTAGE. If an amendment affects the computation of the Nonforfeitable percentage of a Participant's Accrued Benefit, then in no event shall the Nonforfeitable percentage for any Employee who is a Participant on the later of the amendment's adoption date or effective date be less than his percentage computed on such date without regard to the amendment.

         In addition, any Participant who has completed 3 Years (or, for Plan Years beginning before January 1, 1989, 5 Years) of Service prior to 60 days following the later of:

         (1)   the date the amendment is adopted\;

         (2)   the date the amendment is effective\; or

         (3) the date the Participant receives written notice of the Plan amendment, shall have his Nonforfeitable percentage calculated with or without regard to the Plan amendment, whichever produces the greatest percentage.

         If an amendment changes the Vesting Computation Period, then the first Vesting Computation Period established under the amendment must begin before the last day of the preceding Vesting Computation Period. An Employee who is credited with the minimum required Hours of Service in both the Vesting Computation Period under the Plan before the amendment and the first Vesting Computation Period established under the amendment must receive credit for 2 Years of Service with respect to such computation periods.

     13.02 DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. If this Plan is a profit sharing plan, the Employer shall have the right to completely discontinue Employer Contributions to the Plan at any time. Upon the complete discontinuance of Employer Contributions, the rights of each affected Participant to benefits accrued to the date of discontinuance, to the extent funded, or the rights of each affected Participant to the amounts credited to his Participant's Account as of the date of discontinuance, shall be Nonforfeitable. If the Employer is a single employer, the discontinuance shall be effective no later than the last day of the Employer's taxable year following the last taxable year for which a substantial Employer Contribution was made. If more than one employer maintains this Plan, then the discontinuance shall be effective no later than the last day of the Plan Year following the Plan Year in which a substantial contribution was made. The determination as to whether a complete discontinuance of Employer Contributions has occurred (and the date thereof) shall be made by the Plan Administrator with regard to all the facts and circumstances in a particular case.

     13.03 PARTIAL TERMINATION. Upon the partial termination of the Plan, the rights of each affected Participant to benefits accrued to the date of partial termination, to the extent funded, or the rights of each affected Participant to the amounts credited to his Participant's Account as of the date of partial termination, shall be Nonforfeitable. The determination as to whether a partial termination of the Plan has occurred (and the date thereof) shall be made by the Plan Administrator with regard to all the facts and circumstances in a particular case.

     13.04 TERMINATION OF THE PLAN AND TRUST. The Employer (or in the event of the liquidation of the Employer, the Plan Administrator) shall have the right to terminate this Plan and Trust at any time by written resolution. If this Plan is a money purchase or target benefit pension plan and it is terminated on a date any time prior to the last day of a Plan Year, then the Employer shall not be required to make a contribution for said Plan Year.

     Upon the termination of the Plan, the rights of each affected Participant to benefits accrued to the date of termination, to the extent funded, or the rights of each affected Participant to the amounts credited to his Participant's Account as of the date of termination, shall be Nonforfeitable. Any unallocated Trust Fund assets which are required to be used to satisfy the liabilities with respect to the Participants and their Beneficiaries shall be allocated in a nondiscriminatory manner specified by an amendment executed by the Employer prior to the termination of the Plan. If no such amendment is adopted, then the unallocated amounts will be allocated under the provisions of Article IV. If, upon the satisfaction of all liabilities with respect to the Participants and their Beneficiaries, there still remains any unallocated Trust Fund assets, including any suspense account created pursuant to the provisions of Section 4.06, such assets may be returned to the Employer pursuant to a written resolution adopted by the Employer at the time of termination.

     The distribution of the Participants' and Beneficiaries' Plan benefits shall be made in accordance with the provisions of Articles V, VI and VII. If a Participant or Beneficiary has elected a form of payment other than an immediate single sum, the Trustee may purchase an annuity contract from an insurance carrier to provide the Plan benefit. Upon the complete distribution of the Trust Fund assets, the Trust shall be deemed terminated.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     14.01 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Plan Administrator shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under the Plan. Furthermore, the Plan does not require the Trustee to collect any contributions required under the Plan, or determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Plan Administrator need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer shall be by its Board of Directors or its duly authorized designate.

     14.02 FIDUCIARIES NOT INSURERS. The Trustee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

     14.03 SUCCESSORS. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Plan Administrator, and their successors.

     14.04 EMPLOYMENT AND RIGHTS NOT GUARANTEED. Nothing contained in this Agreement including any modification or amendment hereto shall give any Employee or any Beneficiary any right to continued employment or any legal or equitable right against the Employer, any Employee of the Employer, the Trustee, including its agents or employees, or the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

     14.05 ASSIGNMENT OR ALIENATION. Except as provided in Code section 414(p) relating to qualified domestic relations orders and Article XI relating to Participant and Beneficiary loans, neither a Participant nor a Beneficiary shall anticipate, assign or alienate (either by law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process or subject to liability for the Participant's debts, liabilities or other obligations.

     14.06 EXCLUSIVE BENEFIT. Except as provided under Article III and Article XIII, the Employer shall have no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to the Employer, either directly or indirectly, nor shall any part of the corpus or income of the Trust Fund, or any asset of the Trust, be at any time used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan.

     14.07 MERGER/DIRECT TRANSFER. The Trustee shall not consent to, nor be a party to, any merger or consolidation with another plan, nor to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit (as if such Plan had then been terminated) equal to or greater than the benefit each Participant would have received had this Plan terminated immediately before the merger or consolidation or transfer.

     14.08 LIABILITY OF EMPLOYER. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act, or failure to act, on the part of the Trustee, or the Plan Administrator unless, under the Adoption Agreement, the Employer has been designated as the Plan Administrator.

     14.09 RIGHTS AND REMEDIES LIMITED. No person shall have any legal or equitable right or claim against the Employer, the Plan Administrator, or the Trustee unless the right or claim is specifically provided for in this Plan and Trust Agreement or in applicable provisions of ERISA or the Code. No interested party may bring any action in any court on any matter concerning this Plan and Trust, the determination of which is provided for in this Agreement, until the procedure provided for herein has been exhausted and a decision made with respect thereto.

     14.10 CONSTRUCTION OF THE PLAN AND TRUST AGREEMENT. For all matters affecting its validity and construction, this Plan and Trust Agreement shall be governed by the laws of the State of the Employer's principal place of business, except to the extent inconsistent with the Code or ERISA.

     If any provision of this Agreement or any amendment thereto shall be judged unenforceable or cause the Plan and Trust to be disqualified, said provision shall be deemed to be not in effect and all other provisions of the Agreement and any amendment thereto shall nevertheless remain in effect.

     14.11 HEADINGS AND GENDER. The headings of articles and the subheadings and sections in this Plan and Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction thereof. Any words used in this Agreement in the masculine gender shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and any words used herein in the singular form shall be construed as though they were also used in the plural form in all cases where they would so apply.

                                    EXHIBIT A

                              TO ADOPTION AGREEMENT

                  DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT



                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS       1

     1.01     Accounting Date.............................................    1

     1.02     Accrued Benefit.............................................    1

     1.03     Adoption Agreement          1

     1.04     Annuity Starting Date.......................................    1

     1.05     Beneficiary         1

     1.06     Code       2

     1.07     Compensation................................................    2

     1.08     Earned Income       4

     1.09     Effective Date..............................................    4

     1.10     Elective Deferrals..........................................    5

     1.11     Employee   5

     1.12     Employer....................................................    5

     1.13     ERISA      5

     1.14     Highly Compensated Employee          5

     1.15     Hour of Service     7

     1.16     Leased Employee.............................................    8
                  Safe Harbor Plan Exception      8

     1.17     Nonforfeitable      8

     1.18     Nontransferable Annuity   8

     1.19     Owner-Employee..............................................    9
                  Special Rules and Restrictions       9

     1.20     Participant       10

     1.21     Participant's Account       10

     1.22     Plan      10

     1.23     Plan Administrator         10

     1.24     Plan Year          10

     1.25     Related Employer............................................   10

     1.26     Self-Employed Individual   10

     1.27     Service/Separation from Service      11

     1.28     Shared Employee   11

     1.29     Top Heavy Plan/Top Heavy Definitions         12
                  Definitions       12
                       Determination Date         12
                   Top Heavy Ratio 12
                   Key Employee...........................................   14
                   Non-Key Employee.......................................   15
                       Employer 15
                   Aggregation Group        15

     1.30     Trust     15

     1.31     Trust Fund       15

     1.32     Trustee 15

     1.33     Year of Service  16


ARTICLE II  PARTICIPATION IN THE PLAN/ENTRY DATE      20

     2.01     Eligibility to Participate        20

     2.02     Break in Service and Participation  20

     2.03     Maternity or Paternity Leave................................   21

     2.04  Participation Upon Re-employment...............................   21

     2.05  Election Not to Participate       22

     2.06  Failure of Plan to Meet the Coverage
           Requirements of Code Section 410(b)
           or 401(a)(26)..................................................   22


ARTICLE III  CONTRIBUTIONS TO THE PLAN....................................   24

     3.01  Employer Contribution    24
               In General. . . . . . . . . . . . . . . . . . . . . . . . .   24
               Profit Sharing Plan . . . . . . . . . . . . . . . . . . . .   24

     3.02  Employee Contributions   25
               Voluntary Employee Contributions. . . . . . . . . . . . . .   26
               Employee Rollover Contributions . . . . . . . . . . . . . .   26
               Trustee-to-Trustee Transfers. . . . . . . . . . . . . . . .   26
               Voluntary Deductible Contributions. . . . . . . . . . . . .   27
               Mandatory Employee Contributions. . . . . . . . . . . . . .   28

     3.03  Provisions Applicable to 401(k) Plans and to
           Plans Permitting Voluntary and Mandatory Employee
           Contributions or Employer Matching Contributions        28
              Provisions Applicable to Voluntary and
               Mandatory Employee Contributions and Employer
               Matching Contributions     28
                    Actual Contribution Percentage Test
                         28
               Special Rules for Highly Compensated
                    Employees   30
               Correction If ACP Test Is Not Satisfied   31
               Provisions Applicable to Elective Deferrals
                         33
               Excess Elective Deferrals Under Code Section
                         402(g)         33
               Actual Deferral Percentage Test    34
              Special Rules for Highly Compensated
                         Employees        36
                         Correction If ADP Test Is Not Satisfied
                         37
             Restrictions on Multiple Use of Alternative
              Limitation (Plans Subject to Both 401(k)
              and 401(m)). . . . . . . . . . . . . . . . . . . . . . . . .   40
              Special Top-Heavy Plan Rules . . . . . . . . . . . . . . . .   40
             Definitions         41
                       Matching Employer Contribution. . . . . . . . . . .
 . 41

             Qualified Non-Elective Contribution and
                  Qualified Employer Matching Contribution
                        41
              Compensation    41
              Employer        42
             Rules Applicable to Partnership Cash or
             Deferred Arrangements . . . . . . . . . . . . . . . . . . . .   42


ARTICLE IV  PARTICIPANT'S ACCOUNTS AND ALLOCATIONS    43

     4.01  Participant's Accounts.........................................   43

     4.02  Allocation of Employer Contributions and
           Forfeitures         43

     4.03  Allocation of Employee Contributions       43

     4.04  Allocation of the Trust Fund Earnings..........................   43

     4.05  Limitations on Annual Additions................................   44
              Basic Limitation    44
              Amounts Not Considered As Annual Additions
               45
              Maximum Annual Addition in Short Limitation
               Year    45
              Limitation for Present or Prior Participation in
               Defined Benefit Plan   . 46
               Definitions................................................   46
                    Compensation      46
                Employer        46
                Defined Contribution Plan         46
                Defined Benefit Plan......................................   47
                Defined Benefit Plan Fraction.............................   47
                Defined Contribution Plan Fraction         48
                Projected Annual Benefit 49
              Special Top Heavy Rules      50

     4.06  Treatment of Excess Annual Additions       50


ARTICLE V  RETIREMENT BENEFITS       52

     5.01  Retirement Benefits        52
              Early Retirement Benefit     52
              Normal Retirement Benefit...................................   52
              Deferred Retirement Benefit.................................   52

     5.02  Time of Commencement of Retirement Benefit.....................   52

  5.03    Form of Retirement Benefit......................................   53
              Qualified Joint and Survivor Annuity  53
              Optional Forms of Benefit    53
              Election to Receive the Retirement Benefit in
               a Form Other Than a Qualified Joint and
               Survivor Annuity    54
                  Written Explanation Requirement. . . . . . . . . . . . .   54
                       Participant Waiver Election . . . . . . . . . . . .   55
                       Spousal Consent Requirement . . . . . . . . . . . .   55
               Minimum Distribution Requirements    56

5.04      Retirement Benefit Less Than $3,500.............................   57

5.05      Designation of Distribution Made in Accordance
           With Section 242(b)(2) of TEFRA................................   58

     5.06  Direct Rollover Requirement . . . . . . . . . . . . . . . . . .   59


ARTICLE VI  DEATH BENEFIT   61

     6.01  Death Benefit..................................................   61

     6.02  Designation of Beneficiary        61

     6.03  Time of Commencement of Death Benefit      61

     6.04  Form of Death Benefit    62
              Qualified Pre-Retirement Survivor Annuity      62
              Election to Waive the QPSA   63
              Optional Forms of Benefit...................................   64

     6.05  Death Benefit Less Than $3,500    65

     6.06  Designation of Distribution Made Prior to January
           1, 1984    65

     6.07  Irrevocable Distribution Option to Spouse
           or Trust for Benefit of Spouse. . . . . . . . . . . . . . . . .   66


ARTICLE VII  DISABILITY AND TERMINATION BENEFITS
             IN-SERVICE DISTRIBUTIONS.....................................   67

     7.01  Disability Benefit         67

     7.02  Termination Benefit............................................   67

     7.03  Time of Commencement of Disability or Termination
           Benefit    67

     7.04  Form of Disability or Termination Benefit . . . . . . . . . . .   67

     7.05  Forfeiture and Restoration of Accrued Benefit
           68

     7.06  Partial Restoration of the Termination Benefit.................   69

     7.07  Breaks in Service and Vesting     69

     7.08  In Service Distributions 69
              Employee Contribution Withdrawal      70
              Profit Sharing Distribution  70
              Hardship Distribution.......................................   70
                    Financial Need    71
                    Distribution Necessary to Satisfy Need
                         71

     7.09  Restriction on Withdrawals of Elective Deferrals
           72

     7.10  Distribution Under Qualified Domestic Relations
           Order        73


ARTICLE VIII  BENEFIT CLAIMS AND APPEAL PROCEDURE     75

     8.01  Claims Procedure         75

     8.02  Claims Review/Approval or Denial by Plan
           Administrator    75

     8.03  Benefit Denial Procedure 75
              Notice of Denial of Benefit Claim     75
              Appeal of Decision of Plan Administrator       76

     8.04  Standard of Review       77

     8.05  Missing or Lost Participant or Beneficiary 77


ARTICLE IX  ADMINISTRATION OF THE PLAN       78

     9.01  Designation of Named Fiduciary    78

     9.02  Discretion of Plan Administrator...............................   78

     9.03  Powers and Duties of Plan Administrator    78

     9.04  Procedure With Respect to Qualified Domestic
           Relations Orders...............................................   80

     9.05  Information to Plan Administrator 81

     9.06  Funding Policy   82

     9.07  Administrative Committee 82

     9.08  Resignation and Removal of Plan Administrator
           82

     9.09  Indemnity of Plan Administrator   82

     9.10  Compensation and Expenses of the Plan
           Administrator..................................................   83


ARTICLE X  TRUST AGREEMENT................................................   84

    10.01  Establishment of Trust/Appointment of Trustee..................   84

    10.02  Duties of Trustee        84

    10.03  Trustee Powers.................................................   84

    10.04  Allocation of Fiduciary Responsibility     87
          As Between Co-Trustees     87
          As Between the Trustee and the Plan
               Administrator or Any Other Person..........................   87
          Appointment of Investment Manager   87
          Segregated Account/Participant Direction of
               Investment         87

    10.05  Investment in Group Trust Fund    88

    10.06  Resignation/Removal/Appointment of Successor
           Trustee     88
          Resignation        88
          Removal   88
          Appointment of Successor Trustee    88

    10.07  Fees and Expenses From Fund       89

    10.08  Indemnification  89


ARTICLE XI  PARTICIPANT AND BENEFICIARY LOANS
            ADOPTION OF LOAN ADMINISTRATION POLICIES......................   90

11.01      Elective Allowance of Participant and
           Beneficiary Loans..............................................   90

    11.02  Limit on Amount of Outstanding Loan Balance
           After December 31, 1986........................................   90

    11.03  Loan Terms.....................................................   91

    11.04  Use of Nonforfeitable Accrued Benefit as
           Loan Security..................................................   91
          In General         91
          Married Participant.............................................   92

11.05      Loan Administration Policies...................................   93

11.06      Participant Loans Prior to 12/31/86............................   94

11.07      Participant Loans to Owner-Employee or
           Shareholder-Employee Prohibited Without
           Administrative Exemption.......................................   94


ARTICLE XII  PROVISIONS RELATING TO LIFE INSURANCE    95

12.01      Insurance Benefit..............................................   95

    12.02  Incidental Insurance Benefits . . . . . . . . . . . . . . . . .   95

12.03      Distribution or Discontinuance
           of Life Insurance Protection...................................   96


ARTICLE XIII  AMENDMENT OR TERMINATION OF THE PLAN AND TRUST..............   97

13.01      Amendment by Employer/Amendment Procedure......................   97
          Code Section 411(d)(6) Protected Benefits    97
          Computation of Nonforfeitable Percentage........................   97

13.02      Discontinuance of Employer Contributions.......................   98
13.03      Partial Termination............................................   99

13.04      Termination of the Plan and Trust..............................   99

ARTICLE XIV  MISCELLANEOUS  101

    14.01  No Responsibility for Employer Action..........................   101

    14.02  Fiduciaries Not Insurers.......................................   101

14.03      Successors.....................................................   101

14.04      Employment and Rights Not Guaranteed...........................   101

    14.05  Assignment or Alienation.......................................   102

14.06      Exclusive Benefit..............................................   102

14.07      Merger/Direct Transfer.........................................   102

14.08      Liability of Employer..........................................   102

14.09      Rights and Remedies Limited....................................   102

14.10      Construction of the Plan and Trust Agreement...................   103

14.11      Headings and Gender............................................   103

                                    EXHIBIT A

                              TO ADOPTION AGREEMENT

                  DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT

Pursuant to the resolutions contained in the Adoption Agreement, this defined contribution plan and trust agreement is adopted for the sole benefit of the Employees of the Employer and their Beneficiaries:

                                    ARTICLE I

DEFINITIONS

1.01 ACCOUNTING DATE shall mean the last day of the Plan Year or any interim valuation date, as selected by the Plan Administrator.


1.02 ACCRUED BENEFIT shall mean the value of a Participant's Account as of any Accounting Date. A Participant shall not accrue any right to any Employer Contributions or Forfeitures for a Plan Year until the last day of the Plan Year.

1.03 ADOPTION AGREEMENT shall mean the Adoption Agreement used to adopt this Plan and establish the Trust set forth herein, including any amendments thereto.

1.04 ANNUITY STARTING DATE shall mean the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.05 BENEFICIARY shall mean the person (or persons or entity) designated by a Participant or under the terms of this Agreement to receive all or part of the Participant's benefit under the Plan upon the Participant's death. A Beneficiary's right to (and the Plan Administrator's or Trustee's duty to provide to the Beneficiary) information concerning the Plan does not arise until the Participant's date of death.

1.06     CODE shall mean the Internal Revenue Code of 1986, as amended.

1.07 COMPENSATION, except as otherwise provided for herein or in the Adoption Agreement, shall mean the wages received by the Employee from the Employer as defined in Code section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)). For a Self-Employed Individual, Compensation shall mean Earned Income, as defined under Section 1.08. For a Leased Employee who is considered an Employee under the provisions of Section 1.16, Compensation shall mean the 3401(a) wages paid to the Leased Employee by the leasing organization which are attributable to services performed for the Employer.

           In addition, for any determination period, the following shall be excluded as Compensation for all Employees:

               (a) compensation deferred under an eligible deferred compensation plan within the meaning of Code section 457(b) (deferred compensation plans of state and local governments and tax exempt organizations)\; and

               (b) employee contributions under governmental plans described in Code section 414(h)(2) that are picked up by the Employer and thus are treated as Employer contributions.

           For any determination period beginning after December 31, 1988 and prior to January 1, 1994, Compensation taken into account for any Employee shall not exceed $200,000, as adjusted at the beginning of such determination period in the same manner as the dollar limitation under Code section

           415(d). However, with respect to the 1990 through 1993 Plan Years, the Plan Administrator may elect to use the Compensation limit under Code section 401(a)(17) in effect on the January 1 within the said Plan Years.

           In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

           For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

           If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

           The above limitation shall apply to the combined Compensation of the Employee and any family member aggregated with the Employee as set forth herein who is either the Employee's spouse or the Employee's lineal descendant who has not attained age 19 as of the last day of the determination period. If the aforementioned limitation is exceeded by the Employee and one or more family members, then the Compensation of any family member who is not benefiting under this Plan or any other qualified plan maintained by the Employer or any Related

           Employer shall be reduced to "0." If the dollar limitation is still exceeded, then the Compensation for the remaining family members including the Participant shall be reduced under one of the following methods:

               (a) By prorating the dollar limitation among each family member in proportion to his Compensation determined without regard to the dollar limitation.

               (b) If the Employer contribution is allocated taking into account permitted disparity:

                       By reducing the Compensation of any family member whose Compensation exceeds the integration level used for determining Excess Compensation. The remaining amount after deducting from the dollar limitation the Compensation for each family member whose Compensation is equal to or less than the integration level shall be prorated among each family member without regard to the integration level\; or

               (c) By reducing the Compensation of the family member with the highest level of Compensation to the extent necessary to prevent the dollar limitation from being exceeded.

           For any determination period beginning prior to January 1, 1989, the above referenced $200,000 limitation shall be applied without regard to the above referenced family aggregation rules and shall apply to an Employee only if the Plan was a Top Heavy Plan for such determination period. If the period for determining compensation is shorter than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by the fraction, the numerator of which is the number of months in the short period, and the denominator of which is 12.

           1.08 EARNED INCOME shall mean net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the individual are a material income producing factor. The Plan Administrator will determine net earnings without regard to items excluded from gross income and the deductions allocable to those items. Net earnings shall be reduced by the deduction allowed to the Self-Employed

           Individual under Code section 404 for all contributions made by the Employer to a qualified plan, including this Plan, and, for Plan Years beginning after December 31, 1989, the deduction allowed to the Self-Employed Individual under Code section 164(f) for self-employment taxes. Any reference in this Plan to Compensation is also a reference to the Earned Income of any Self-Employed Individual.

           1.09 EFFECTIVE DATE shall mean the effective date of the Plan or restatement date of the Plan as set forth in the Adoption Agreement. This date signifies the date on which the Plan and Trust hereunder take effect either as a new Plan and Trust or as an amendment and restatement in its entirety to the Plan and Trust previously adopted by the Employer.

1.10 ELECTIVE DEFERRALS shall mean any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. For any taxable year Elective Deferrals shall be the sum of any elective contribution made by a Participant under a cash or deferred arrangement (as defined in Code section 401(k)), any Employer contribution to a simplified employee pension plan to the extent such contribution is not includable in the individual's gross income for the taxable year under Code section 402(h)(1)(B), any Employer contribution to an annuity contract under Code section 403(b) under a salary reduction agreement, and any Employee contribution designated as deductible under a trust described in Code section 501(c)(18) to the extent that such contribution is deductible from such individual's income for the taxable year on account of Code section 501(c)(18).

1.11 EMPLOYEE shall mean any common law employee of the Employer, and shall also include, if applicable, any Self-Employed Individual and any Leased Employee deemed to be an employee of the Employer.

1.12 EMPLOYER shall mean the corporation, individual or entity designated in the Adoption Agreement.

1.13 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.14 HIGHLY COMPENSATED EMPLOYEE shall mean an Employee who, during the Plan Year or the preceding 12-month period:

               (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code section 318 and the principles of Code section 318, for an unincorporated entity)\;

               (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year)\;

               (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of Employees (based on Compensation for the relevant year)\; or

               (d) has Compensation in excess of 50% of the dollar amount prescribed in Code section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

           If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but not during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code section 414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Plan Administrator will treat the highest paid officer as satisfying clause (d) for that year.

           The Plan Administrator must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includable in clause (d) and the relevant Compensation, consistent with Code section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Plan Administrator will treat a Highly Compensated Employee described in clause (a) of this Section and a family member (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) of a Highly Compensated Employee described in clause (a) of this Section, or a family member of one of the ten Highly Compensated Employees with the greatest Compensation for the Plan Year, and such Highly Compensated Employee as a single Highly Compensated Employee by aggregating the total of Compensation and Plan contributions received by all such individuals for the Plan Year.

           A former Highly Compensated Employee shall be any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section or received Compensation in excess of $50,000 during either the year of his Separation from Service (or the prior year) or any year ending after his 54th birthday.

           1.15  HOUR OF SERVICE shall mean the following:

               (a) Each hour for which an Employee is paid, or is entitled to payment, for the performance of duties for the Employer during the applicable computation period.

               (b) Each hour for which an Employee is paid, or is entitled to payment, by the Employer on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single computation period. In addition, no Hours of Service shall be credited for any payment which is made under a plan maintained by the Employer solely for the purpose of complying with the applicable workers' compensation, unemployment compensation or disability insurance laws nor any payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

               (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c).

           Hours of Service under paragraphs (b) and (c) shall be determined and credited according to the provisions of sections 2530.200(b)-2(b) and
           (c) of the Department of Labor regulations. An Hour of Service shall not be credited to an Employee under more than one of the above paragraphs.

           Hours of Service shall be credited according to hourly records maintained by the Employer. In the absence of maintaining hourly records for a classification of Employees, Hours of Service shall be credited according to the equivalency method selected in the Adoption Agreement, provided the classification is reasonable and consistently applied.

           For purposes of determining Hours of Service, Employer shall mean the Employer and any Related Employer.

           1.16 LEASED EMPLOYEE shall mean an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any related persons within the meaning of Code section 414(n)(6)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. Unless covered under the Safe Harbor Plan Exception, a Leased Employee shall be treated as an Employee. For purposes of Section 1.07, Compensation of a Leased Employee shall mean Compensation from the leasing organization which is attributable to services performed for the Employer. Contributions or Benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as being provided by the Employer.

           Safe Harbor Plan Exception. For services performed after December 31, 1986, a Leased Employee shall be treated as an Employee of the Employer unless the leasing organization covers the employee in a safe harbor plan and, prior to application of this Safe Harbor Plan Exception, 20% or less of the Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation.

           For services performed prior to December 31, 1986, the aforementioned nonintegrated contribution shall be at least 7-1/2%, and the Plan shall be a safe harbor plan even though prior to application of the Safe Harbor Plan Exception more than 20% of the Employees are Leased Employees.

           1.17 NONFORFEITABLE shall mean a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

           1.18 NONTRANSFERABLE ANNUITY shall mean an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the issuing insurance company. If the Trustee distributes an annuity contract to a Participant or Beneficiary, the contract must be a Nontransferable Annuity.

           1.19 OWNER-EMPLOYEE shall mean a Self-Employed Individual who, in the case of a sole proprietorship, is the sole proprietor or, in the case of a partnership, is a partner who owns more than 10% of either the capital or profit interest of the partnership.

           Special Rules and Restrictions. The following special rules and restrictions apply to Owner-Employees:

               (a) If the Plan provides contributions or benefits for an Owner-Employee or for a group of Owner-Employees who controls the trade or business with respect to which this Plan is established and one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code section 401(a) and Code section 401(d) with respect to the employees of the controlled trades or businesses.

               (b) If the Owner-Employee or group of Owner-Employees controls any other trade or business, then the Owner-Employee shall be excluded from this Plan unless the employees of the other controlled trade or business participate in a plan which satisfies the requirements of Code section 401(a) and Code section 401(d). The other qualified plan must provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business he does control must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business he does not control.

               (c) For purposes of paragraphs (a) and (b), an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together own the entire interest in an unincorporated trade or business or, in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership. For purposes of this subparagraph (c), an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned directly, or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of this subparagraph (c).

               1.20 PARTICIPANT shall mean an Employee who enters the Plan in accordance with the provisions of this Plan and Trust Agreement.

               1.21 PARTICIPANT'S ACCOUNT shall mean the separate account(s) which the Plan Administrator or the Trustee shall maintain for a Participant under the Plan. A separate subaccount shall be maintained for the Participant's Employer Contributions and Forfeitures and each type of Employee Contribution credited on behalf of the Participant.

               1.22 PLAN shall mean this Plan established or continued by the Employer in the form of this Agreement.

               1.23 PLAN ADMINISTRATOR shall be the person or entity designated as such in the Adoption Agreement.

               1.24 PLAN YEAR shall mean the fiscal year of the Plan, as designated in the Adoption Agreement. The final Plan Year shall be the designated twelve month period in the Adoption Agreement, which includes the date of the final distribution of the Trust Fund assets.

               1.25 RELATED EMPLOYER shall mean any corporation, trade or business (whether or not incorporated) who, along with the Employer, is part of a controlled group, as defined under Code sections 414(b) and (c), or is part of an affiliated service group, as defined under Code sections 414(m) and (o).

               1.26 SELF-EMPLOYED INDIVIDUAL shall mean an individual who has Earned Income (or would have had Earned Income but for the fact that the trade or business did not have net profits for the taxable year) from the trade or business for which the Plan is established.

               1.27 SERVICE/SEPARATION FROM SERVICE. Service shall mean any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. Separation from Service shall occur when the Employee ceases performance of services for the Employer maintaining the Plan.

           In addition, in any case where this Plan is the plan of a predecessor employer, all service with such predecessor employer shall be treated as service for the Employer.

           1.28 SHARED EMPLOYEE shall mean an individual if, during a Plan computation period, such individual performs services as an employee for the Employer and one or more other persons who are not Related Employers (collectively referred to as employing persons) at one or more shared business premises of such employing persons or one or more common locations. With respect to a Shared Employee, this Plan shall take into account only Hours of Service performed for the Employer by such Shared Employee.

           However, the Employer may elect with respect to all Shared Employees who perform services of the same type for the Employer and whose combined hours of service during a Plan computation period at such shared premises or locations for the Employer equals or exceeds 1,000 Hours of Service to credit each such Employee with 1,000 Hours of Service for such period.

           The Employer may also elect to credit each Shared Employee who is credited with 1,000 or more hours of service with all employing persons during a Plan computation period with 1,000 Hours of Service for said computation period.

           An individual shall receive credit for vesting and eligibility purposes for each Plan Year in which the individual is a Shared Employee. The Employer Contributions and Forfeitures allocated to a Shared Employee for a Plan Year shall be determined by multiplying the contribution calculated under the Plan as if the Shared Employee was employed exclusively by the Employer and received all compensation paid to the Shared Employee by all of the employing persons from the Employer by a fraction, the numerator of which is the amount of

           Compensation paid the Shared Employee by the Employer, and the denominator of which is the amount of compensation paid the Shared Employee by all of the employing persons.

           1.29 TOP HEAVY PLAN/TOP HEAVY DEFINITIONS. If this Plan is the only qualified plan maintained by the Employer, the Plan shall be a Top Heavy Plan for any Plan Year beginning after December 31, 1983 if, on the Determination Date, the Top Heavy Ratio exceeds 60%. If the Employer maintains any other qualified plan (including a simplified employee pension plan) or maintained another such plan which is now terminated, this Plan shall be a Top Heavy Plan for any Plan Year beginning after December 31, 1983 if, during the calendar year which includes the Plan's Determination Date, the Top Heavy Ratio determined for the Aggregation Group exceeds 60%.

           This Plan shall be a Super Top Heavy Plan if the Top Heavy Ratio as determined above exceeds 90%.

           Definitions. For purposes of applying the provisions of this Section, the following definitions shall apply:

               (a) DETERMINATION DATE shall mean the last day of a plan's preceding plan year, or, in the case of the first plan year, the last day of such plan year.

               (b) TOP HEAVY RATIO shall mean a fraction, the numerator of which is the sum of the present value of accrued benefits for Key Employees and the denominator of which is the sum of the present value of the accrued benefits for all Employees.

                       The present value of an Employee's accrued benefit under any defined contribution plan, including this Plan, shall be determined as of the Valuation Date. The Valuation Date shall be the most recent date used for valuing the accrued benefit which occurred during the 12-month period ending on the Determination Date. In the case of a profit sharing plan, including a 401(k) plan, the present value of the accrued benefit shall include any contributions actually made after the valuation date but on or before the Determination Date, except that in the case of the first plan year, such value shall also include any contributions made after the Determination Date that are allocated as of a date during that first plan year. In the case of a pension plan, the present value of the accrued benefit shall include any contributions due as of the Determination Date which are required under section 412 of the Code as well as any contributions that would be allocated as of a date not later than the Determination Date, even though such amounts were not required to be contributed.

                       The present value of an Employee's accrued benefit under a defined benefit plan shall be determined on the Valuation Date. The Valuation Date is the date used for computing plan costs for minimum funding purposes which occurred during the 12-month period ending on the Determination Date. The present value of the accrued benefit for a current Employee must be determined as if the individual terminated service on the Valuation Date, or, in the case of the first plan year, as if the individual terminated service on the Determination Date. The accrued benefit for any Non-Key Employee shall be determined under the uniform accrual method, if any, which is used by all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule described in Code section 411(b)(1)(C). For purposes of computing the present value of the accrued benefit, the uniform actuarial assumptions specified in all defined benefit plans of the Employer shall be used, or if the actuarial assumptions specified are not uniform, an interest assumption of 5% shall be used in conjunction with the Unisex Pension 1984 Mortality Table as the post-retirement mortality assumption. The present value of the accrued benefit shall include the value of nonproportional subsidies and shall exclude the value of proportional subsidies.

                       The present value of an Employee's accrued benefit under both a defined contribution plan and a defined benefit plan shall include the value of any non-deductible voluntary or mandatory Employee contributions. In addition, the present value of the accrued benefit shall include a distribution paid to the Employee from the plan during the 5-year period ending on the Determination Date (including a distribution from a terminated plan which, if it had not terminated, would have been required to be included in the Aggregation Group), unless such distribution was a rollover contribution or trustee-to-trustee transfer to another plan maintained by the Employer. Any rollover contribution or trustee-to-trustee transfer accepted by a plan shall be included in the present value of the Employee's accrued benefit unless the rollover contribution or trustee-to-trustee transfer was from the plan of an unrelated employer, initiated by the Employee and accepted by the Plan after December 31, 1983.

                       In calculating the sum of the present value of the accrued benefits for a plan, the present value of the accrued benefit for any Non-Key Employee who was formerly a Key Employee and the present value of the accrued benefit for any Employee who has not received credit for one Hour of Service during the 5-year period ending on the Determination Date shall not be included.

               (c) KEY EMPLOYEE shall mean any Employee, including any former Employee, who at any time during the 5-year period ending on the Determination Date is:

                           (1)      an officer of the Employer whose
                                    Compensation for the plan year is greater than 50% of the dollar limitation in effect under Code section 415(b)(1)(A) for the plan year. The number of officers taken into account under this clause shall not exceed the greater of 3 or 10% of the total number of Employees (after application of Code section 414(q)(8) exclusions), such number not to exceed 50.

                           (2) 1 of the 10 Employees owning the largest interests in the Employer whose Compensation for the plan year exceeds the dollar limitation in effect under Code section 415(c)(1)(A) of the plan year.

                           (3) a person who owns, if the Employer is a corporation, more than 5% of the outstanding stock or stock possessing more than 5% of the total combined voting power of all stock of the corporation or, if the Employer is not a corporation, a person who owns more than 5% of the capital or profits interest in the Employer.

                           (4) a person who meets the requirements of clause (3) if "1%" is substituted for "5%" each place it appears in clause (3) and whose Compensation for the plan year exceeds $150,000.

                       For purposes of determining ownership in the Employer, the constructive ownership rules of Code section 318 (or, if the Employer is not a corporation, principles similar to the principles of Code section 318 if capital or profits interest is substituted for stock) shall apply except that subparagraph (c) of Code section 318(a)(2) shall be applied by substituting "5 percent" for "50 percent". However, the rules of subsections (b), (c) and
                       (m) of Code section 414 shall not apply for purposes of determining ownership in the Employer.

                       Compensation shall mean the amount defined under Section
                       1.07 plus any additional amounts paid by the Employer which are excludable from the Employee's gross income under Code sections 125, 402(a)(8), 402(h) or 403(b).

                       Key Employee shall also mean the Beneficiary of a Key Employee.

               (d) NON-KEY EMPLOYEE shall mean an Employee or Beneficiary who is not a Key Employee.

               (e) EMPLOYER shall mean the Employer that adopts this Plan and any Related Employer.

               (f)     AGGREGATION GROUP shall mean:

                           (1) each qualified plan of the Employer, including any terminated plan, in which a Key Employee is a participant during the 5-year period ending on the Determination Date\;

                           (2) each other qualified plan of the Employer which enables any plan described in clause
                                    (1) to meet the  requirements  of Code
                                    section 401(a)(4) or Code section 410\; and

                           (3) any other qualified plan maintained by the Employer, provided such plan and the plans under clauses (1) and (2) satisfy in the aggregate the requirements of Code section 401(a)(4) and Code section 410.


                           1.30 TRUST shall mean the separate Trust created under this Agreement.

                           1.31 TRUST FUND shall mean all property of every kind held or acquired by the Trustee under the Agreement.

                           1.32 TRUSTEE shall mean the individual(s) or entity designated in the Adoption Agreement as Trustee, to be governed by the Trust provisions herein, or any successor in office.

                           1.33 YEAR OF SERVICE shall be the period defined in the Adoption Agreement.

           In the event that the Elapsed Time Method of crediting Service has been elected in the Adoption Agreement, then the following Section
           1.33 shall apply:

           YEAR OF SERVICE/MONTH OF SERVICE/ELAPSED TIME METHOD FOR CREDITING SERVICE. This Plan shall use the elapsed time method of crediting service for both eligibility and vesting under the Plan. Service shall be credited in accordance with the provisions of Regulation 1.410(a)-7 including any amendment thereof. In accordance with the foregoing, crediting of service under the Plan shall be based on the following:

               (a) Calculation of Service. For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the Nonforfeitable interest in the Participant's Account balance derived from Employer contributions (except for periods of Service which may be disregarded on account of the "rule of parity" described in section 2.02 as to participation and Section 7.02 as to vesting), an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins.

                       The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months.

               (b) Year of Service for Purposes of Vesting. Assuming no interruption in employment, an Employee hired on any day of a given month will have one Year of Service on the anniversary date of that month in the next following year, and an additional Year of Service on the anniversary date in which he was employed in each succeeding year thereafter.

               (c) Months of Service. For purposes of the Elapsed Time Method, Months of Service shall mean periods of employment of thirty (30) days (whether or not consecutive) commencing on the Employee's employment commencement date (including reemployment) and ending on the date a Period of Severance begins.

               (d) Breaks in Service-"One Year Period of Severance." Breaks in service will be calculated in consecutive calendar months and years in accordance with subparagraph (a) above. A "one year break in service" means the applicable computation period of twelve consecutive months during which an Employee fails to accrue a month of service. Further, solely for purposes of determining whether a Participant has incurred a one year break in service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and one year breaks in service shall be measured on the same computation period.

                       An Employee shall be not be deemed to have incurred a one year break in service if he completes an Hour of Service within twelve months following the date his employment terminated.

                       In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence
                       (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

               (e) Service Spanning Rules. Service credited through the last day in which Severance From Service has occurred and service credited subsequent to the Reemployment Commencement Date shall be added together for all purposes under this Plan (including current vested status), but the intervening times shall be disregarded. Notwithstanding the preceding paragraph, if a terminated participant is reemployed within the twelve consecutive calendar month period following his Severance From Service Date, he will be credited with service for the period during which his employment with the Employer was interrupted. Such Employee will not be regarded as having incurred a break in service for Plan purposes. In no event, however, will an Employee who had not yet become a Participant when said Employee terminated become a Participant until his Reemployment Commencement Date.

               (f) Aggregating Service. All periods of employment shall be aggregated in determining an Employee's service. In computing the aggregate, such aggregate shall not include any service that can be disregarded by reason of a prior break in service.

                       If the Employer is a member of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), a group of trades or businesses under common control (under section 414(c)) or any other entity required to be aggregated with the Employer pursuant to section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or section 414(o) to be considered an employee of any employer aggregated under section 414(b), (c), or (m).

               (g) Computation of Service While Disabled. Service will include all periods during which an Employee was deemed to be totally and permanently disabled as defined in the Plan provided that if an Employee ceases to be disabled and does not return to employment within ninety (90) days thereafter no service credit will be given from and after the last day of the month during which such eligibility ceased.

               (h)     Definitions Applicable to Section 1.33.

                           (1) Severance From Service Date. A severance from service shall occur on the earlier of:

                                    (i)     The date on which an Employee quits,
                                            retires, is discharged or dies\; or

                                    (ii)    The first anniversary of the first
                                            date of a period in which an
                                            Employee remains absent from service
                                            (with or without pay) with the
                                            Employer maintaining the Plan for
                                            any reason other than a quit,
                                            retirement, discharge or death, such
                                            as vacation, holiday, sickness,
                                            disability, leave of absence or
                                            layoff.

                           (2) Employment Commencement Date. The first day an Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months.

                           (3) Reemployment Commencement Date. The term "reemployment commencement date" shall mean the first date, following a period of severance from service which is not required to be taken into account under the service spanning rules herein on which an Employee performs an Hour of Service as defined in the Plan for the Employer maintaining the Plan.

                           (4) Period of Service. The term "period of service" shall mean a period of service commencing on the Employee's employment commencement date or reemployment commencement date whichever is applicable, and ending on the severance from service date.

                                   ARTICLE II

                      PARTICIPATION IN THE PLAN/ENTRY DATE

                           2.01 ELIGIBILITY TO PARTICIPATE. An Employee shall be eligible to become a Participant upon satisfying the participation requirements set forth in the Adoption Agreement. Each eligible Employee who satisfies the participation requirements shall enter the Plan on the Entry Date set forth in the Adoption Agreement.

           The Adoption Agreement may establish one or more categories of Employees or employment positions which are ineligible to participate in the Plan. An Employee who is employed in a position described in the Adoption Agreement as an ineligible category of employment shall not be eligible to participate until said Employee is employed in a position of employment that is not an ineligible category. In that event, said Employee shall enter the Plan on the later of the date said Employee became employed in an eligible category of employment or the first Entry Date said Employee would have entered the Plan if said Employee had been employed in an eligible category. A Participant who becomes employed in an ineligible category of employment after having been employed in an eligible category of employment shall continue to participate in the Plan but shall not receive credit for any Compensation earned while in an ineligible category of employment.

           2.02 BREAK IN SERVICE AND PARTICIPATION. An Employee shall incur a Break in Service if he does not complete more than 500 Hours of Service during a computation period. The computation period for purposes of determining a Break in Service shall be the same computation period for determining a Year of Service for eligibility purposes under the Adoption Agreement.

           In the event that the Adoption Agreement shall provide for the completion of more than one Year of Service as a condition of participation, then an Employee who incurs a Break in Service before completing the service condition set forth in the Adoption Agreement shall be treated as a new Employee on the date he first performs an Hour of Service for the Employer after the Break in Service.

           In the case of a nonvested Participant who incurs one or more consecutive Breaks in Service, Years of Service prior to the initial Break in Service shall not be required to be taken into account for eligibility purposes if the number of Breaks in Service equals or exceeds the greater of 5 or the aggregate number of Years of Service credited to the Participant prior to the initial Break in Service. Such aggregate number of Years of Service shall not include any Years of Service disregarded under the preceding sentence by reason of any prior Breaks in Service.

           Except as provided above, all Years of Service prior to a Break in Service shall be credited to an Employee for purposes of Plan Participation.

           2.03 MATERNITY OR PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Plan Administrator shall credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Plan Administrator shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement of an adopted child with the Employee, or the care of the Employee's child immediately following the child's birth or placement. The Plan Administrator shall credit Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would have received if he were paid during the absence period or, if the Plan Administrator cannot determine the number of Hours of Service the Employee would have received, on the basis of eight (8) hours per day during the absence period. The Plan Administrator shall credit only the number of Hours of Service (not exceeding 501 Hours of Service) necessary to prevent an Employee from incurring a Break in Service. The Plan Administrator shall credit all Hours of Service described in this paragraph to the computation period in which the absence period begins, or if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Plan Administrator shall credit these Hours of Service to the next computation period.

           2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his re-employment. An Employee who has satisfied the eligibility conditions of Section 2.01 but who terminates employment prior to his Entry Date shall become a Participant in the Plan on the later of the date of his re-employment or the aforementioned Entry Date. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Section 2.01.

           2.05 ELECTION NOT TO PARTICIPATE. An Employee eligible to participate, including any present Participant, may elect not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee must file the election in writing with the Plan Administrator not later than the last day of that Plan Year. The Plan Administrator shall have the discretion to not honor said election for any Plan Year where the election may jeopardize the continued qualification of the Plan. The Employer may not make any contribution under the Plan for the Employee for any Plan Year for which the election is in effect. An Employee who elects not to participate may later elect to participate in the Plan by filing an election in writing with the Plan Administrator not later than the end of the Plan Year for which such election is to be effective. If an Employee is a Self-Employed Individual, the Employee's election must be effective no later than the date the Employee first would have become a Participant in the Plan and the election is irrevocable (except as permitted by Treasury regulations without creating a Code section 401(k) arrangement with respect to that Self-Employed Individual). An election timely filed is effective for the entire Plan Year.

           For each Plan Year for which a Participant's election not to participate is effective, the Participant's Account, if any, shall continue to share in the allocation of Trust Fund earnings. Furthermore, the Employee electing not to participate shall receive credit for eligibility and vesting purposes for each Year of Service completed during the period the election not to participate is effective.

2.06 FAILURE OF PLAN TO MEET THE COVERAGE REQUIREMENTS OF CODE SECTION 410(b) OR 401(a)(26). If this is a Plan that would otherwise fail to meet the requirements of Code sections

           401(a)(26) or 410(b) and the Regulations thereunder, the group of Participants eligible to share in the Employer's Contribution and Forfeitures for the Plan Year shall be expanded to include the minimum number of Non-Highly Compensated Employees who would not otherwise be eligible as is necessary to satisfy such requirements. The Plan Administrator shall specify which such Non-Highly Compensated Employees shall share in the allocation of Employer Contributions and Forfeitures for the Plan Year.

           For Plan Years beginning prior to the later of January 1, 1994 or the effective date of the final regulations under Code section 410(b), if a Participant failed to receive an allocation of Employer Contributions and Forfeitures due to his failure to complete a minimum number of Hours of Service (not to exceed 1,000) during the Plan Year, or his Separation from Service prior to the end of the Plan Year, he shall be deemed to have benefited for said Plan Year under Code section 410(b).

                                   ARTICLE III

           CONTRIBUTIONS TO THE PLAN

           3.01 EMPLOYER CONTRIBUTION.

               (a) In General. The Employer Contribution for a Plan Year shall be determined under the Employer Contribution provisions in the Adoption Agreement. Any Employer Contribution to the Plan shall be conditioned on its deductibility under Code section 404.

                       The Trustee, upon request from the Employer, must return to the Employer the amount of the Employer Contribution made by a mistake of fact or disallowed as a deduction under Code section 404. The Trustee shall not return any portion of the Employer Contribution under the provisions of this Section more than one (1) year after the date on which:

                           (1)  the Employer made the contribution by
                                mistake of fact\; or

                           (2) the disallowance of the contribution as a deduction occurs.

                       The amount which may be returned to the Employer shall be the excess of the total amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or disallowance of deduction. The amount of the Employer Contribution returnable under this Section shall not be increased by any earnings attributable to the contribution but shall be decreased by any losses attributable to it.

                       In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

               (b) Profit Sharing Plan. If this Plan is a profit sharing plan, the primary limitation on the amount of Employer Contributions shall be 15% of the aggregate Compensation of the Participants for the Plan Year. If, in any Plan Year beginning before January 1, 1987, the Employer contributed less than 15% of the Participants' aggregate Compensation, the difference shall be carried forward and may be contributed in a succeeding Plan Year. However, the total contribution for any such succeeding Plan Year shall not exceed the lesser of:

                           (1)   25% of the Participants' aggregate
                                 Compensation\; or

                           (2) the sum of the amounts carried forward from the preceding Plan Years plus the primary limitation for the Plan Year.

                       An Employer Contribution received after the close of the Employer's taxable year may be credited to such year only if the contribution is treated in the same manner as a contribution received on the last day of the taxable year and either the Employer informs the Plan Administrator or Trustee in writing prior to the due date (including extensions) of the Employer's tax return that the contribution is to be applied to such year or the Employer claims the contribution as a deduction on the Employer's income tax return for such year. Unless otherwise designated in writing by the Employer the contribution for any Plan Year shall equal the contribution made for the Employer's taxable year ending within the Plan Year.

                       In addition, if this Plan is a profit sharing plan, no Employer Contribution may be made to this Plan for a Plan Year if the Employer has no current or accumulated net profits, unless the Employer elects otherwise. Net profits shall mean the Employer's net income for any taxable year determined in accordance with generally accepted accounting practices consistently applied without regard to any deductions for federal, state and local income taxes or for any contributions to this Plan or any other qualified retirement plan maintained by the Employer.

                       3.02 EMPLOYEE CONTRIBUTIONS. Employee Contributions shall be made to the Plan as permitted or required in the Adoption Agreement. In the event that this Agreement shall amend or replace a pre-existing plan which permitted any type of Employee Contribution which is no longer permitted under this Agreement, then any such Employee Contribution made by an Employee prior to the Effective Date of this Agreement shall remain a part of the Trust Fund and shall be accounted for and distributed in accordance with the terms and conditions of this Agreement. Any Employee Contributions credited for Plan Years beginning after December 31, 1986, together with any Employer Matching Contributions as defined in section 401(m) of the Code will be limited so as to meet the nondiscrimination test of section 401(m).

               (a) Voluntary Employee Contributions. If allowed under the Adoption Agreement, an Employee may elect in the manner and form prescribed by the Plan Administrator the amount of Voluntary Employee Contributions to be made to the Plan. Any Voluntary Employee Contributions must meet the requirements of the ACP and the combined ACP/ADP tests of Plan Section 3.03.

                       A Participant's Voluntary Employee Contributions to this Plan and any other Plan maintained by the Employer for the Plan Year shall not exceed an amount which, when added to the sum of all prior Voluntary Employee Contributions less the sum of all withdrawals of any such Voluntary Employee Contributions, equals 10% of the Participant's aggregate Compensation for all Plan years during which he was a Participant.

               (b) Employee Rollover Contributions. If allowed under the Adoption Agreement, any Employee may contribute cash or other property to the Trust from another eligible retirement plan if the contribution is a rollover contribution as defined in Code section 402(a)(5). The Employee Rollover Contribution must not include any voluntary or mandatory employee contributions. Before accepting a rollover contribution, the Trustee may require that an Employee furnish satisfactory evidence that the proposed transfer is in fact a rollover contribution. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, he shall be treated as a Participant for all purposes of the Plan except the Employee shall not share in the allocation of Employer Contribution and Forfeitures under Section 4.02 until after his Entry Date.

               (c) Trustee-to-Trustee Transfers. If allowed under the Adoption Agreement, the Trustee shall possess the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code section 401(a), including an elective transfer, and to accept the direct transfer of plan assets or to transfer plan assets, as a party to any such agreement.

                      The Trustee may accept a direct transfer of plan assets on behalf of an Employee whether before or after the date the Employee satisfies the Plan's eligibility condition(s). If the Trustee accepts a direct transfer of plan assets prior to the Employee's Plan Entry Date, the Plan Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee shall not share in the Employer contributions or Forfeitures under the Plan until he actually enters the Plan.

                      The Trustee after August 9, 1988 may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. A transfer is an elective transfer if:
                      (1) the transfer satisfies Section 14.07\; (2) the transfer is a voluntary fully informed election by the Participant\; (3) the Participant had an alternative to the transfer to retain his Code section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating)\; (4) the transfer satisfies the applicable spousal consent requirements of the Code\; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if applicable\; (6) the Participant had a right to an immediate distribution from the transferor plan in lieu of the elective transfer\; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's Accrued benefit under the transferor plan payable at that plan's normal retirement age\; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit\; and
                      (9) the transfer otherwise satisfies applicable Treasury regulations.

               (d) Voluntary Deductible Contributions. Although the Plan may have previously permitted Voluntary Deductible Contributions, no such contributions may be made to the Plan which are attributable to a Participant's taxable year beginning after December 31, 1986. For purposes of Sections 5.04, 6.05 and 7.04, the Participant's benefit shall not include his Voluntary Deductible Contributions for Plan Years beginning after December 31, 1988.

               (e) Mandatory Employee Contributions. If Mandatory Employee Contributions are required under the Adoption Agreement, then the Participant shall contribute the amount specified therein.

3.03       PROVISIONS APPLICABLE TO 401(k) PLANS AND TO PLANS
                  PERMITTING VOLUNTARY AND MANDATORY EMPLOYEE CONTRIBUTIONS OR EMPLOYER MATCHING CONTRIBUTIONS. If the Employer has elected in the Adoption Agreement to allow for Employee Contributions, Employer matching contributions or Elective Deferrals under a 401(k) arrangement, the following additional provisions shall apply:

               (a) Provisions Applicable to Voluntary and Mandatory Employee Contributions and Employer Matching Contributions.

                           (1) Actual Contribution Percentage Test. For each Plan Year beginning after December 31, 1986, the Actual Contribution Percentage
                                    (ACP) for Participants who are Highly
                                    Compensated Employees must satisfy one of the following tests:

                                       (i)      the ACP for the Participants who
                                                are Highly Compensated Employees
                                                shall not exceed 1.25 times the
                                                ACP for Participants who are not
                                                Highly Compensated Employees\;
                                                or

                                     (ii)       the ACP for Participants who are
                                                Highly Compensated Employees
                                                shall not exceed the lesser of
                                                two times the ACP for the
                                                Participants who are not Highly
                                                Compensated Employees or the ACP
                                                for the Participants who are not
                                                Highly Compensated Employees
                                                plus two percentage points.

                                    The ACP for a group of Participants shall be equal to the average of the actual contribution ratios calculated separately for each Participant in the group. The actual contribution ratio is the amount of Aggregate Contributions made by the Participant for the Plan Year divided by the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Aggregate Contributions shall mean the sum of the Participant's Voluntary and Mandatory Employee Contributions, and Employer Matching Contributions, and Elective Deferrals and Qualified Non-Elective Contributions, if any, that are treated as Employer Matching Contributions. Aggregate Contributions shall not include Matching Employer Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. For purposes of the ACP test only, a Participant shall be any Employee who is directly or indirectly eligible to receive an allocation of Matching Employer Contributions or to make Employee Contributions and shall include (1) an Employee who would be a Participant but for the failure to make required contributions, (2) an Employee whose right to make Employee Contributions or receive Matching Employer

                                    Contributions has been suspended because of an election (other than certain one-time elections) not to participate, and (3) an Employee who cannot make an Employee Contribution or receive a Matching Employer Contribution because Code section 415(c)(1) or 415(e) prevents the Employee from receiving additional Annual Additions. A Participant who is not credited with Aggregate Contributions for the Plan Year shall have an actual contribution ratio of
                                    0. The ACP and actual contribution ratio for each Participant shall be calculated to the nearest one-hundredth of one percent.

                                    For purposes of calculating the ACP,
                                    Voluntary and Mandatory Employee
                                    Contributions must be paid to the Trustee or other agent of the Plan by the end of the Plan Year and deposited to the Trust within a reasonable period of time thereafter. Any Employer Matching Contributions must be paid to the Trust during the Plan Year or within the 12-month period immediately following the end of the Plan Year and must be made on account of the Participant's Elective Deferrals for the Plan Year. Any excess Elective Deferral which is recharacterized as a Voluntary Employee Contribution will be treated as contributed during the Plan Year in which such excess is includable in the Participant's gross Compensation. Any Qualified Employer Matching Contribution or Qualified Non-Elective Contribution that is treated as an Elective Deferral for purposes of the ADP test shall not be included in determining the actual contribution ratio.

                                    In the event that this Plan satisfies the requirements of Code section 410(b) only if aggregated with one or more other qualified plans or if one or more other plans satisfy the requirements of such Code section only if aggregated with this Plan, then all such plans including this Plan shall be treated as a single plan for purposes of the ACP test. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph only if they have the same Plan Year. For Plan Years beginning after December 31, 1988, contributions and allocations under an ESOP plan (or the ESOP portion of a plan) may not be combined under this paragraph with the contributions and allocations under a non-ESOP plan (or the non-ESOP portion of a plan).

                           (2) Special Rules for Highly Compensated Employees. The actual contribution ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to participate under two or more plans of the Employer to which Employee Contributions, Matching Employer
                                    Contributions, or Elective Deferrals are made shall be determined by treating all such plans as one plan. Notwithstanding the foregoing, two or more plans shall be treated as separate plans if they are required to be disaggregated under regulations issued under Code section 401(m).

                                    If a Highly Compensated Employee is subject to the family aggregation rules set forth herein because such Employee is either a more than 5% owner or one of the ten most Highly Compensated Employees during the Plan Year, the combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be determined by combining the Aggregate Contributions and Compensation of all the eligible family members.

                                    The contributions for all family members used in determining the ACP for Highly Compensated Employees shall be disregarded for purposes of determining the ACP for the Participants who are not Highly Compensated Employees. In addition, if a Participant is required to be aggregated as a member of more than one family group, all Participants who are members of those family groups which include the Participant shall be aggregated as one family group for purposes of this section.

                           (3) Correction If ACP Test Is Not Satisfied. The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Employer Matching Contributions, or both, used in such test. If the ACP for the Participants who are Highly Compensated Employees does not satisfy the ACP test for a Plan Year, then any of the following methods (or a combination thereof) may be used to satisfy the ACP test:

                                       (i)      The Employer may treat Qualified
                                                Non-Elective Contributions or
                                                Elective Deferrals as Employer
                                                Matching Contributions to the
                                                extent necessary to satisfy the
                                                ACP test provided such
                                                contributions satisfy the
                                                requirements of Treasury
                                                Regulation 1.401(m)-1(b)(5).

                                     (ii)       Employer Matching Contributions
                                                (and the earnings attributable
                                                to such contributions) that are
                                                not vested (determined without
                                                regard to any increase in
                                                vesting which may occur after
                                                the date of forfeiture) may be
                                                forfeited to the extent
                                                necessary to satisfy the ACP
                                                test. Any amount so forfeited
                                                for an Employee shall not be
                                                included in the calculation of
                                                the Employee's actual
                                                contribution ratio.

                                     (iii)      The allocation of Employer
                                                Matching Contributions and
                                                Employee Contributions to a
                                                Participant's account may be
                                                limited to the extent necessary
                                                to satisfy the ACP test.

                                     (iv)       The Excess Aggregate
                                                Contributions for a Highly
                                                Compensated Employee, plus
                                                earnings thereon, may be
                                                distributed to the Highly
                                                Compensated Employee at any time
                                                during the 12-month period
                                                immediately following the end of
                                                the Plan Year in which the ACP
                                                test was not satisfied. In such
                                                event, the Employer will notify
                                                adopting
                                                employers who are required to
                                                correct the Excess Aggregate
                                                Contributions. If such Excess
                                                Aggregate Contributions are
                                                composed of both Employee
                                                Contributions and Employer
                                                Matching Contributions, the
                                                distribution shall include the
                                                Employer Matching Contributions
                                                which are attributable to the
                                                distributed Employee
                                                Contributions.

                                    Excess Aggregate Contributions shall mean, with respect to any Plan Year, the excess of
                                    (1) the total Aggregate Contributions taken into account in computing the numerator of the actual contribution ratios for the Highly Compensated Employees for such Plan Year, over (2) the maximum Aggregate Contributions permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their actual contribution ratios beginning with the highest of such ratios. The determination of Excess Aggregate Contributions shall be made after first determining Excess Contributions pursuant to
                                    Section 3.03(b)(4) of this Agreement.

                                    The amount of Excess Aggregate Contributions for each Highly Compensated Employee shall be determined by first reducing the Aggregate Contributions for the Highly Compensated Employee with the greatest actual contribution ratio to the extent which will either enable the Plan to satisfy the ACP test or cause such Highly Compensated Employee's actual contribution ratio to equal the ratio of the Highly Compensated Employee with the next highest actual contribution ratio. This process shall be repeated until the ACP test is satisfied. The amount of Excess Aggregate Contributions so determined for a family group which is treated as a single Highly Compensated Employee shall be allocated among the family members in proportion to their Aggregate Contributions.

                                    The earnings attributable to the Excess
                                    Aggregate Contributions shall be equal to the earnings allocable to the Participant's Aggregate Contributions for the Plan Year multiplied by a fraction, the numerator of which is the Participant's excess Aggregate Contributions for the Plan Year and the denominator of which is the value of the Participant's Aggregate Contributions determined without regard to any earnings for the year.

                                    For Plan Years which began prior to January
                                    1, 1992, any reasonable method for
                                    determining the earnings attributable to
                                    Excess Aggregate Contributions may be used, provided such method is applied consistently to all Participants and for all corrective distributions for such year.

               (b)     Provisions Applicable to Elective Deferrals.

                           (1) Excess Elective Deferrals Under Code Section 402(g). Excess Elective Deferrals shall mean those Elective Deferrals made by a Participant which are includable in his gross income to the extent such Elective Deferrals for the Participant's taxable year exceed the dollar limitation in effect under Code section 402(g) at the beginning of said taxable year. If a Participant's Elective Deferrals for his taxable year exceed said dollar limitation, then the Excess Elective Deferrals shall be returned to the Participant. Any such corrective distribution may only be made if the Participant designates the distribution as an excess deferral, the distribution is made after the date on which the Plan received the excess deferral, and not later than the first April 15 following the close of the taxable year and the Plan designates the distribution as a distribution of Excess Elective Deferrals. A Participant shall be deemed to have designated the distribution as an excess deferral to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only elective deferrals under the Plan and other plans of the same Employer.

                                    A corrective distribution which takes place after the end of the Employee's taxable year shall include the earnings attributable to the Excess Elective Deferrals. Said earnings shall be equal to the earnings allocable to the Participant's Elective Deferrals for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is the value of the Participant's Elective Deferrals including the Elective Deferrals for the taxable year determined without regard to any earnings for the year.

                                    For taxable years which began prior to
                                    January 1, 1992, any reasonable method for determining the earnings attributable to Excess Elective Deferrals may be used, provided that such method is applied consistently to all Participants and for all corrective distributions for such year.

                                    The amount of the Excess Elective Deferrals of a Participant that may be distributed shall be reduced by any excess contributions previously distributed or recharacterized with respect to such Participant for the Plan Year beginning with or within such taxable year.

                        (2) Actual Deferral Percentage Test. For each Plan Year, the Actual Deferral Percentage
                                    (ADP) for Participants who are Highly
                                    Compensated Employees must
                                    satisfy one of the following tests:

                                       (i)      the ADP for the Participants who
                                                are Highly Compensated Employees
                                                shall not exceed 1.25 times the
                                                ADP for Participants who are not
                                                Highly Compensated Employees\;
                                                or

                                     (ii)       the ADP for the Participants who
                                                are Highly Compensated Employees
                                                shall not
                                                exceed the lesser of
                                                two times the ADP for the
                                                participants who are not Highly
                                                Compensated Employees or the ADP
                                                for the Participants who are not
                                                Highly Compensated Employees
                                                plus two percentage points.

                                    The ADP for a group of Participants shall be equal to the average of the actual deferral ratios calculated separately for each Participant in the group. The actual deferral ratio is the amount of the Participant's Elective Deferrals credited for the Plan Year divided by the Participant's Compensation for the Plan Year. For purposes of calculating the actual deferral ratio, Elective Deferrals shall include (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees) but excluding (i) Excess Elective Deferrals of non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer and
                                    (ii) Elective Deferrals that are taken into account under the ACP test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals) and
                                    (2) at the election of the Employer,
                                    Qualified Non-Elective Contributions and
                                    Qualified Employer Matching Contributions.
                                    An Employee who would be a Participant but for the failure or inability to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made and shall have an actual deferral ratio of 0. The ADP and actual deferral ratio for each Participant shall be calculated to the nearest one-hundredth of one percent.

                                    For purposes of calculating the ADP,
                                    Elective Deferrals, Qualified Non-Elective
                                    Contributions and Qualified Employer
                                    Matching Contributions must be allocated to the Employee at any time during the Plan Year and must be contributed to the Trust no later than the end of the 12-month period immediately following the end of the Plan Year. In order to be treated as an Elective Deferral, a Qualified Non-Elective Contribution and Qualified Employer Matching Contribution must satisfy the requirements of Treasury Regulation 1.401(k)-1(b)(5). In addition, any Elective Deferral must relate to Compensation which either would have been received by the Employee in the Plan Year but for the Employee's election to defer or is attributable to Service performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half months following the end of the Plan Year but for the Employee's election to defer.

                                    In the event that this Plan satisfies the requirements of Code sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other qualified plans or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then the ADP shall be determined as if all such plans were a single plan. For Plan Years beginning after December 31, 1988, contributions and allocations under an ESOP plan (or the ESOP portion of a plan) may not be combined under this paragraph with the contributions and allocations under a non-ESOP plan (or the non-ESOP portion of a plan).

                                    The Employer shall maintain records
                                    sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Employer Matching Contributions, or both, used in such test.

                           (3) Special Rules for Highly Compensated Employees. The actual deferral ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Elective Deferrals under two or more arrangements described under Code section 401(k) which are maintained by the Employer and any Related Employer shall be determined as if such deferrals were made under a single arrangement. If the different cash or deferred arrangements have different plan years, then all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, two or more plans shall be treated as separate plans if they are required to be disaggregated under regulations issued under Code section 401(k).

                                    If a Highly Compensated Employee is subject to the family aggregation rules set forth herein because such Employee is either a more than 5% owner or one of the ten most Highly Compensated Employees during the Plan Year, the combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be determined by combining the Elective Deferrals, Compensation and any other amounts treated as Elective Deferrals of all of the eligible family members.

                                    The Elective Deferrals, Compensation, and other amounts treated as Elective Deferrals for all family members shall be disregarded for purposes of determining the ADP for the Participants who are not Highly Compensated Employees, except to the extent permitted above. In addition, if a Participant is required to be aggregated as a member of more than one family group, all Participants who are members of those family groups which include the Participant shall be aggregated as one family group for purposes of this section.

                           (4) Correction If ADP Test Is Not Satisfied. If the ADP for the Participants who are Highly Compensated Employees does not satisfy the ADP test for a Plan Year, then the Employer may use one or more of the following methods to satisfy the ADP test:

                                      (i)       Any non-matching Employer
                                                Contributions may be designated
                                                as

                                                Qualified Non-Elective
                                                Contributions and any Employer
                                                Matching Contributions may be
                                                designated as Qualified Employer
                                                Matching Contributions for the
                                                Participants who are not Highly
                                                Compensated Employees to the
                                                extent necessary to satisfy the
                                                ADP test. Said Qualified
                                                Non-Elective Contributions and
                                                Qualified Matching Contributions
                                                shall be allocated to one or
                                                more Non-Highly Compensated
                                                Employees in a nondiscriminatory
                                                manner.

                                    (ii)        The Excess Contributions for a
                                                Highly Compensated Employee,
                                                plus earnings thereon, may be
                                                distributed to the Highly
                                                Compensated Employee at any time
                                                during the 12-month period
                                                immediately following the end of
                                                the Plan Year in which the ADP
                                                test was not satisfied. The
                                                amount of the Excess
                                                Contributions for each Highly
                                                Compensated Employee shall be
                                                determined by first reducing the
                                                Elective Deferrals for the
                                                Highly Compensated Employee with
                                                the greatest actual deferral
                                                ratio to the extent which will
                                                either enable the arrangement to
                                                satisfy the ADP test or cause
                                                such Highly Compensated
                                                Employee's actual deferral ratio
                                                to equal the ratio of the Highly
                                                Compensated Employee with the
                                                next highest actual deferral
                                                ratio. This process shall be
                                                repeated until the ADP test is
                                                satisfied. The amount of Excess
                                                Contributions so determined for
                                                a family group which is treated
                                                as a single Highly Compensated
                                                Employee shall be allocated
                                                among the family members in
                                                proportion to their Elective
                                                Deferrals. The amount of
                                                earnings attributable to the
                                                Excess Contributions shall be
                                                equal to the earnings for the
                                                Plan Year attributable to the
                                                Participant's Elective Deferrals
                                                and amounts treated
                                                as Elective Deferrals multiplied
                                                by a fraction\; the numerator of
                                                which is the Participant's
                                                excess contributions for the
                                                Plan Year and the denominator of
                                                which is the subaccount of the
                                                Participant's Account as of the
                                                last day of the Plan Year which
                                                is attributable to his Elective
                                                Deferrals and amounts treated as
                                                Elective Deferrals, less any
                                                earnings allocable to such
                                                subaccount for the Plan Year.

                                                For Plan Years which began prior
                                                to January 1, 1992, any
                                                reasonable method for
                                                determining the earnings
                                                attributable to Excess
                                                Contributions may be used,
                                                provided that such method is
                                                applied consistently to all
                                                Participants and for all
                                                corrective distributions for
                                                such year. Such a method is not
                                                required to take into account
                                                any earnings between the end of
                                                the Plan Year and the date of
                                                distribution.

                                    (iii)       If Voluntary Employee
                                                Contributions are permitted
                                                under this Plan, all or any part
                                                of the Excess Contributions
                                                determined under (ii) above may
                                                be recharacterized as Voluntary
                                                Employee Contributions using the
                                                same "leveling method" used for
                                                correcting Excess Contributions
                                                under (ii) above. The amount of
                                                recharacterized Excess
                                                Contributions plus the Highly
                                                Compensated Employee's actual
                                                Voluntary Employee Contributions
                                                must satisfy the ACP test. For
                                                purposes of Code sections 72,
                                                401(a)(4), 401(k)(3) and 6047,
                                                the recharacterized
                                                contributions shall be treated
                                                as Employee contributions. For
                                                all other purposes of the Code,
                                                the recharacterized
                                                contributions shall be treated
                                                as Employer Contributions that
                                                are Elective Deferrals.

                                                Elective contributions may not
                                                be recharacterized after the
                                                later of two and one-half months
                                                following the end of the Plan
                                                Year to which the
                                                recharacterization relates or
                                                October 24, 1988.
                                                Recharacterization will be
                                                deemed to have occurred on the
                                                date on which the last of the
                                                Highly Compensated Employees
                                                with excess contributions to be
                                                recharacterized is notified in
                                                writing of the amount
                                                recharacterized and the
                                                consequences thereof.

                        Excess Contributions shall mean, with respect to any Plan Year, the excess of (1) the aggregate amount of Elective Deferrals taken into account in computing the actual deferral percentage of the Highly Compensated Employees for such Plan Year, over (2) the maximum amount of such contributions permitted by the ADP test (determined by reducing the Elective Deferrals made on behalf of the Highly Compensated Employees in order of the actual deferral percentages, beginning with the highest of such percentages).

            (c) Restrictions on Multiple Use of Alternative Limitation (Plans Subject to Both 401(k) and 401(m)). If one or more Highly Compensated Employees is eligible to make Elective Deferrals and make or receive Aggregate Contributions under any plan of the Employer including this Plan, then the sum of the ADP plus the ACP for the entire group of Highly Compensated Employees for any Plan Year shall not exceed the aggregate limit. Said aggregate limit shall be equal to the greater of:

                               (1)  1.25 times the greater of (a)
                                    the ADP of the group of non-Highly
                                    Compensated Employees for the Plan Year or
                                    (b) the ACP for such group, plus

                               (2) Two percent plus the lesser of (a) the ADP of the group of non-Highly Compensated Employees or (b) the ACP for such group. However, in no event shall this amount exceed two times the lesser of (a) or (b)\; or

                           (3) The sum obtained by substituting the word "lesser" for the word "greater" in (1) above and substituting the word "greater" for the word "lesser" in (2) above.

                       The ADP and ACP used in this limitation shall take into account any corrective measures taken without regard to this limitation.

                       If the limitations of this section are exceeded with respect to any Highly Compensated Employee, then the Employer shall reduce the actual deferral ratios or the actual contribution ratios only for those Highly Compensated Employees who are eligible to make and/or receive Elective Deferrals and Aggregate Contributions. The reduction in the Elective Deferrals shall be made in a similar manner for the purposes of satisfying the ADP test, and the reduction in Aggregate Contributions shall be made in a similar manner for satisfying the ACP test.

                 (d)   Special Top-Heavy Plan Rules. Effective for Plan
                       Years beginning after December 31, 1988, Elective Deferrals on behalf of Key Employees are treated as Employer Contributions for purposes of satisfying the minimum Top-Heavy allocation while Elective Deferrals on behalf of Non-Key Employees shall not be treated as Employer Contributions. In addition, Matching Employer Contributions allocated to Key Employees shall be treated as Employer Contributions for purposes of satisfying the minimum Top-Heavy allocation. However, if the Plan utilizes Employer Contributions allocated to Non-Key Employees on the basis of Employee Contributions (including Elective Deferrals) to satisfy the minimum Top-Heavy allocation, such Employer Contributions shall not be treated as Matching Employer Contributions for purposes of applying the requirements of Code sections 401(k) and 401(m) for Plan Years which begin after December 31, 1988.

                       Any Qualified Non-Elective Contribution may be treated as an Employer Contribution for purposes of satisfying the minimum Top-Heavy allocation.

                 (e) Definitions. For purposes of this Section, the following definitions shall apply:

                           (1) Matching Employer Contribution. Matching Employer Contribution shall mean an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution or Elective Deferral made by such Participant under a plan maintained by the Employer.

                           (2) Qualified Non-Elective Contribution and Qualified Employer Matching Contribution. A Qualified Non-Elective Contribution is an Employer Contribution other than an Elective Deferral or Employer Matching Contribution or Qualified Employer Matching Contribution which satisfies the vesting and distribution requirements of an Elective Deferral. A Qualified Employer Matching Contribution is an Employer Matching Contribution made on account of an Employee's Elective Deferrals or Employee Contributions to the Plan which satisfies the vesting and distribution requirement of an Elective Deferral.

                           (3) Compensation. Compensation shall mean Compensation as specified under Section 1.07, including any Elective Deferrals made by the Employee to this Plan or any other plan. Compensation for an Employee for purposes of the ADP and ACP tests shall exclude Compensation prior to the date on which he was first eligible to make an Elective Deferral.

                           (4) Employer. Employer shall mean the Employer adopting this Plan and any Related Employer.

             (f)  Rules Applicable to Partnership Cash or Deferred Arrangements.

                           (1) An individual partner may not make an Elective Deferral with respect to Compensation for a partnership taxable year after the last day of that year. A partner's Compensation for a partnership taxable year ending with or within a Plan Year beginning on or before October 1, 1991 is, however, deemed not to be currently available until the due date, including extensions, for filing the partnership's federal information return for such taxable year.

                           (2) Effective for contributions made for Plan Years beginning after 12/31/88, a cash or deferred arrangement includes any arrangement that directly or indirectly permits individual owners to vary the amount of contributions made on their behalf. A one-time irrevocable election to participate or not to participate in this Plan, if partners may participate, is not a cash or deferred election if the election was made on or before the later of the first day of the first Plan Year beginning after December 31, 1988 or March 31, 1989. This election may be made after the commencement of employment or after the Employee's first becoming eligible under any Plan of the Employer. The election may be made even if the one-time irrevocable election under Regulation 1.401(k)-1(a)(3)(iv) was previously made. In addition, the exclusion of a partner or other Employee from participation in the Plan due to his employment in an ineligible class is not a cash or deferred arrangement.

                           (3) If a partnership makes Employer Matching Contributions with respect to an individual partner's Elective Deferrals, then the Employer Matching Contributions are treated as Elective Deferrals made on behalf of the partner. If, on August 8, 1988, the Plan did not treat Employer Matching Contributions as Elective Deferrals, the preceding sentence only applies to Plan Years beginning after August 8, 1988.

                                   ARTICLE IV

                        PARTICIPANT'S ACCOUNTS AND ALLOCATIONS

                        4.01        PARTICIPANT'S ACCOUNTS. The Plan
                                    Administrator shall establish and maintain sufficient records to account for each Participant's and Beneficiary's individual interest in the Trust Fund. As of each Accounting Date, allocations shall be made to the individual accounts as provided for herein. In no event shall the allocations to a Participant's Account for any Plan Year exceed the limitations of Section 4.05.

                           4.02 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. The Employer Contributions and Forfeitures for each Plan Year shall be allocated pursuant to the provisions of the Adoption Agreement. In any Plan Year in which this Plan is a Top Heavy Plan, said allocation to the account of any Participant who is not a Key Employee shall not be less than three percent (3%) of said Participant's Compensation or, if less, the largest percentage of the Key Employee's Compensation allocated to the account of any Key Employee for that Plan Year.

                           4.03 ALLOCATION OF EMPLOYEE CONTRIBUTIONS. A Participant's Employee Contributions, as provided for in the Adoption Agreement, shall be allocated to the Participant's Account on the date the contributions are made. However, any Voluntary or Mandatory Employee Contribution which is deposited within 30 days following the Accounting Date may, at the option of the Participant, be allocated to the Participant's Account on such Accounting Date.

           Each type of Employee Contribution provided for in the Adoption Agreement shall be accounted for separately under its own subaccount. In addition, if the Plan permitted the withdrawal of any Voluntary Employee Contributions on May 5, 1986, then an additional subaccount shall be established for any voluntary contributions received on or before December 31, 1986.

           4.04 ALLOCATION OF THE TRUST FUND EARNINGS. Based on the Trustee's annual or interim report, the Plan Administrator shall determine the net earnings of the Trust Fund for the allocation period ending on the Accounting Date. The net earnings shall include any increase or decrease in the fair market value of the Trust Fund since the last valuation date. The earnings so determined shall be allocated to each individual Participant's Account in the proportion that the value of each such account bears to the total value of all such accounts as of the prior valuation date. The value of any Segregated Account, as provided for in Section 10.04 of this Agreement, or any separate account established as a result of a Qualified Domestic Relations Order, or any individual insurance contract, as provided for under
           Article XII, shall be deducted from the value of the Participant's Account and shall not be included in the earnings allocation. Instead, the earnings attributable to a Segregated Account or individual insurance contract shall be credited directly to the Participant's Account in whose name the Segregated Account or individual insurance contract was established.

           Prior to allocating the earnings, the Plan Administrator may adjust the value of the individual Participant's Account on the prior valuation date to take into account any withdrawals or contributions made in the interim.

           4.05   LIMITATIONS ON ANNUAL ADDITIONS.

            (a) Basic Limitation. The total Annual Additions allocated to a Participant's Account and his account under any other defined contribution plan maintained by the Employer during a Limitation Year shall in no event exceed the lesser of $30,000.00 (or, if greater, one-fourth of the defined benefit dollar limitation in effect for the Limitation Year under Code section 415(b)(1)(A)) or 25% of the Participant's Compensation for the Limitation Year. Annual Additions shall mean the sum of the following amounts:

                           (1)    Employer contributions\;

                           (2)    Forfeitures\;

                           (3)    all Voluntary and Mandatory Employee
                                  Contributions\;

                           (4) amounts allocated, after March 31, 1984, to an individual medical benefit account, as defined in Code section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e))\; and

                           (5)    allocations under a simplified employee
                                  pension.

                       Annual Additions shall also include excess Elective Deferrals, excess ADP contributions, or excess Aggregate Contributions even though such excess deferrals and contributions are corrected under the terms of the Plan.

                       Irrespective of the foregoing, excess Elective Deferrals under Code section 402(g) shall not be considered to be Annual Additions if the amount designated by the Plan Participant (or deemed to have been designated in accordance with the Plan) as an excess Elective Deferral (and any income allocable to said deferral) is distributed to the Participant after the date on which the Plan received the excess Elective Deferral and not later than the first April 15th following the close of the Participant's taxable year.

               (b) Amounts Not Considered As Annual Additions. For Limitation Years beginning prior to January 1, 1987, only the lesser of the Participant's Voluntary and Mandatory Employee Contributions in excess of 6% of said Participant's Compensation or one-half of such

                        Employee Contributions shall be treated as Annual Additions under (a)(3) above.

                        If the Employer contributes an amount to a Participant's Account because of an erroneous failure to allocate amounts in a prior Limitation Year, the contribution will be considered an Annual Addition with respect to such prior Limitation Year rather than the Limitation Year in which the contribution is made. Furthermore, the restoration of a Participant's Accrued Benefit pursuant to the provisions of Section 7.05 shall not be considered an Annual Addition for the Limitation Year.

               (c) Maximum Annual Addition in Short Limitation Year. A short Limitation Year shall be created by an amendment to the Plan changing the Limitation Year to a different 12-consecutive month period. The short Limitation Year shall be the period which begins on the first day of the current Limitation Year and ends on the day before the first day of the new Limitation Year. The maximum Annual Additions allocated to a Participant's Account during such short Limitation Year shall be the lesser of one-twelfth of the current dollar limitation in effect for the Limitation Year times the number of months in the short Limitation Year or 25% of the Participant's Compensation for the short Limitation Year.

               (d) Limitation for Present or Prior Participation in Defined Benefit Plan. If a Participant currently participates, or has ever participated, in a defined benefit plan maintained by the Employer, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant during any Limitation Year shall not exceed 1.0. If such sum exceeds 1.0 for any Limitation Year, then the Plan Administrator shall either reduce the Participant's Annual Additions under this Plan pursuant to the provisions of Section 4.06 or shall reduce the Participant's accrual under the defined benefit plan only to the extent necessary to satisfy the
                        1.0 limitation for the Limitation Year, as provided for in the Adoption Agreement.

               (e) Definitions. For purposes of this Section only, the following definitions shall apply:

                           (1) Compensation shall mean Compensation determined under Section 1.07 without regard to any elective contributions or deferred compensation under (a), (b) and (c) of that Section. For Limitation Years beginning after December 31, 1991, Compensation for a Limitation Year is the Compensation actually paid or includable in gross income during such limitation year.

                           (2) Employer shall mean the Employer that adopts this Plan and any Related Employer. Solely for the purposes of this Section, a Related Employer will be determined under Code sections 414(b) and (c) by substituting the phrase "more than 50 percent" for the phrase "more than 80%" each place it appears in Code section 1563(a)(1).

                           (3) Defined contribution plan shall mean a retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the Plan Administrator may allocate to such participant's account. The Plan Administrator shall treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of this Article IV only, the Plan Administrator shall treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Plan Administrator shall treat as a defined contribution plan an individual medical benefit account (as defined in Code section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419(d)(3)).

                           (4) Defined benefit plan shall mean a retirement plan which does not provide for individual accounts for Employer contributions. The Plan Administrator shall treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

                           (5) Defined benefit plan fraction shall mean a fraction, the numerator of which is the projected annual benefit of the Participant under the defined benefit plan(s) and the denominator of which is the lesser of (i)
                                    1.25 times the dollar limitation in effect under Code section 415(b)(1)(A) for the Limitation Year, or (ii) 1.4 times the Participant's limitation under Code section 415(b)(1)(B).

                                    The Plan Administrator shall determine the denominator of this fraction by taking into account the years of participation and the years of service the Plan Administrator reasonably can project the Participant will have at the time his projected annual benefit is payable. If the Employee was a Participant in one or more defined benefit plans maintained by the Employer which were in existence on May 5, 1986, the denominator of this fraction will not be less than 125% of the Employee's Current Accrued Benefit. An Employee's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Employee had accrued as of the end of the last Limitation Year beginning before January 1, 1987, determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. The preceding sentence only applies if the defined benefit plans individually and in the aggregate satisfied the requirements of

                                    Code section 415 as in effect at the end of the 1986 Limitation Year.

                           (6) Defined contribution plan fraction shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under the defined contribution plan(s) and welfare benefit funds (as defined in Code section 419(e)) for all Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Limitation Year: (i) 1.25 times the dollar limitation in effect under Code section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's Compensation for the Limitation Year. With respect to any defined contribution plan in existence on July 1, 1982, the denominator of the defined contribution plan fraction attributable to all Limitation Years beginning before January 1, 1983, at the election of the Plan Administrator, shall be an amount equal to:

                                       (i)      the sum of the lesser of the
                                                dollar limitation in effect
                                                under Code section 415(c)(1)(A)
                                                or 25% of the Participant's
                                                Compensation determined for each
                                                such Limitation Year\; times

                                      (ii)       the transition fraction. The
                                                transition fraction shall be
                                                equal to the lesser of $51,875
                                                or 35% of the Participant's
                                                Compensation for the Limitation
                                                Year beginning in 1981\; divided
                                                by the lesser of $41,500 or 25%
                                                of the Participant's
                                                Compensation for the Limitation
                                                Year beginning in 1981.

                                    If the Plan satisfied Code section 415 for all Limitation Years beginning before January 1, 1987, the Plan Administrator will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the Limitation Year which began in 1986, in accordance with the limitations of this Section and disregarding any other changes in the terms and conditions of the Plan made after May 5, 1986. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrator will permanently subtract from the numerator of the defined contribution plan fraction an amount equal to the product of the excess of the sum of the fractions over 1.0 times the denominator of the defined contribution plan fraction.

                                    In addition, the Plan Administrator may use any other transitional rules prescribed by law to compute a Participant's defined contribution plan fraction.

                           (7) Projected Annual Benefit shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the benefit is payable in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant determined under the terms of the defined benefit plan using the following assumptions:

                                      (i)         he continues employment until
                                                  his normal retirement age (or
                                                  current age, if later) as
                                                  stated in the defined benefit
                                                  plan,

                                     (ii)        his compensation continues at
                                                 the same rate as in effect in
                                                 the Limitation Year under
                                                 consideration until the date of
                                                 his normal retirement age, and

                                    (iii)        all other relevant factors used
                                                 to determine benefits under the
                                                 defined benefit plan as of the
                                                 current Limitation Year remain
                                                 constant for all future
                                                 Limitation Years.

               (f) Special Top Heavy Rules. If a defined benefit plan or defined contribution plan maintained by the Employer is determined to be a Top Heavy Plan for a Limitation Year, a factor of 1.0 shall be substituted for the factor 1.25 for purposes of determining the defined benefit plan fraction and the defined contribution plan fraction. In addition, for purposes of computing the transition fraction, "$41,500" shall be substituted for "$51,875". However, no substitution of factors shall be required if there are no further benefit accruals on behalf of the Participant under the defined benefit plan and there are no further contributions and forfeitures allocated to such Participant under the defined contribution plan. In addition, no substitution of factors shall be required for any Top Heavy Plan which is not a Super Top Heavy Plan if either the defined contribution plan, including this Plan, provides for a minimum allocation of Employer Contributions and Forfeitures of 7.5% of Compensation for any Participant who is not a Key Employee or the defined benefit plan provides a minimum accrued benefit percentage of 3% per year of service, up to a maximum of 10 years, for any Participant who is not a Key Employee.

               4.06 TREATMENT OF EXCESS ANNUAL ADDITIONS. In the event the Annual Additions to a Participant's Account for any Limitation Year exceed the limitations (including any earnings on said contributions) of Section 4.05, then any Voluntary or Mandatory Employee Contributions or Elective Deferrals included in the Annual Additions (including any earnings on said contributions) may be returned to the Participant. If further reductions are necessary, then the Participant's Annual Additions may be reduced to the amount necessary to satisfy the maximum limitation. If the Participant is covered by another qualified defined contribution plan maintained by the Employer, then the Annual Additions will be reduced pursuant to the provisions of the Adoption Agreement. The amount of the excess Annual Additions under this Plan shall not be distributed to the Participant (including former Participants) but shall instead be treated in accordance with one of the following methods:

               (a) The excess amount attributable to Employer Contributions and Forfeitures shall be allocated and reallocated in the Limitation Year to the other Participants. If, after the allocations are made and the limitations of Section 4.05 are met with respect to each Participant, then any remaining excess amount shall be held in an unallocated suspense account. No Employer or Employee Contributions which constitute Annual Additions may be made to the Plan in any following Limitation Year until the suspense account has been allocated to the Participant's Accounts.

               (b) The excess amount shall be used to reduce Employer Contributions for the next Limitation Year and each succeeding Limitation Year, as necessary, for the Participant provided the Participant is entitled to an allocation under Section 4.02 for such Limitation Year. If said Participant is not entitled to an allocation under Section 4.02 for such Limitation Year, then any excess amount shall be held in an unallocated suspense account. The excess amount shall be allocated in accordance with the provisions of paragraph (a) in the next Limitation Year and each succeeding Limitation Year, if necessary, and must be used to reduce Employer contributions for any such Limitation Year.

                (c) The excess amount shall be held in an unallocated suspense account and shall be allocated and reallocated to all of the Participant's Accounts in the next Limitation Year and each succeeding Limitation Year, if necessary. The excess amount must be used to reduce Employer contributions for any such Limitation Year.

                        A suspense account created under one of the above methods shall not receive any allocation of Trust Fund earnings under Section 4.04.

                                    ARTICLE V

                               RETIREMENT BENEFITS

5.01       RETIREMENT BENEFITS.

               (a) Early Retirement Benefit. Upon the separation from Service after the attainment of his Early Retirement Age, as set forth and if permitted in the Adoption Agreement, a Participant shall be entitled to receive 100% of his Accrued Benefit.

               (b) Normal Retirement Benefit. Upon the attainment of his Normal Retirement Age, as set forth in the Adoption Agreement, a Participant shall be entitled to receive 100% of his Accrued Benefit.

               (c) Deferred Retirement Benefit. A Participant who remains in the Service of the Employer after the attainment of his Normal Retirement Age shall continue to receive allocations of Employer contributions and Forfeitures under the terms of the Plan and shall be entitled to receive 100% of his Accrued Benefit at any time thereafter.

               5.02 TIME OF COMMENCEMENT OF RETIREMENT BENEFIT. At any time after the attainment of his Normal Retirement Age, or his Early Retirement Age as stated in the Adoption Agreement, the Participant can elect to receive distribution of his Retirement Benefit. The payment of a Participant's Retirement Benefit shall begin no later than the Participant's Required Distribution Date, or if earlier, the 60th day following the last day of the Plan Year which includes the latest of:

               (a) the date on which the Participant attains the earlier of his Normal Retirement Age or age 65\;

               (b) the 10th anniversary of the date the Participant commenced participation in the Plan\;

               (c) the date on which the Participant terminates his Service\; or

               (d) the date specified in a written election,filed with the Plan Administrator, which describes the benefit and the date on which the payment of such benefit shall commence.
           The Required Distribution Date for a Participant who attained age 70-1/2 prior to January 1, 1988 and who is not a 5% owner (as defined under Section 1.29(c)(3) of this Agreement) at any time during the 5-year period prior to attaining age 70-1/2 shall be the April 1st following the calendar year in which the Participant terminates his Service. The Required Distribution Date for any other Participant shall be the April 1st following the calendar year in which the Participant attains age 70-1/2.

           If a Participant does not file a written claim for the commencement of his Retirement Benefit, the payment of his Retirement Benefit shall commence on the later of age 62 or the date determined above.

           5.03   FORM OF RETIREMENT BENEFIT.

               (a) Qualified Joint and Survivor Annuity. Unless elected otherwise by the Participant with proper spousal consent, the Participant's Retirement Benefit must be distributed in the form of a Qualified Joint and Survivor Annuity. A Qualified Joint and Survivor Annuity (QJSA) is an immediate annuity which is purchased with the Participant's Nonforfeitable Accrued Benefit and which is payable for the life of the Participant with a survivor annuity payable for the life of the spouse which is equal to 50% of the amount of the annuity payable during the joint lives of the Participant and his spouse. For an unmarried Participant, a QJSA is an immediate annuity payable for the life of the Participant which is purchased with the Participant's Nonforfeitable Accrued Benefit. In determining the amount of the QJSA, the Participant's Accrued Benefit shall be reduced by any security interest held by the Plan by reason of a loan outstanding to the Participant at the time of payment, provided the security interest is treated as satisfaction of the loan.

               (b) Optional Forms of Benefit. In lieu of receiving his QJSA, a Participant may elect, with spousal consent, to receive his benefit under one of the following options:

                           (1) one single-sum payment in cash, securities or other property as the Plan Administrator shall determine\;

                           (2) payments in monthly, quarterly, semi-annual, or annual installments over a stated period of time\;

                           (3) by the purchase of a non-transferable annuity payable over the life of the Participant or the joint lives of the Participant and a designated individual. The terms of any such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan\; or

                           (4) by the payment of installments over a period certain not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and a designated individual\; such payments to be made directly from the Plan or by the purchase of a non-transferable period certain annuity. The terms of such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

               (c) Election to Receive the Retirement Benefit in a Form Other Than a Qualified Joint and Survivor Annuity.

                           (1) Written Explanation Requirement. The Plan Administrator must provide the Participant with a written explanation of the QJSA no less than 30 days and no more than 90 days before the Annuity Starting Date. The explanation shall include a general description of the terms and conditions of the QJSA\; the circumstances in which the QJSA will be provided unless the Participant has elected not to have his retirement benefit provided in that form\; the Participant's right to make, and the effect of, an election to waive the QJSA\; the rights of the Participant's spouse with respect to such an election\; the Participant's right to make, and the effect of, a revocation of such an election\; and a general explanation of the relative financial effect of the election on the Participant's annuity. For Plan Years beginning after December 31, 1988, the Participant must also be given a general description of the eligibility conditions and other material features of the optional forms of benefit available under subparagraph (b) above and an explanation of the relative values of such optional forms.

                           (2)      Participant Waiver Election. Once a
                                    Participant has received the above written explanation of the QJSA, he can elect to waive the QJSA and receive his Retirement Benefit under any of the above optional forms at any time prior to his Annuity Starting Date. The election shall be in writing and clearly indicate that the Participant is electing to receive all or part of his Retirement Benefit in a form other than that of a QJSA and also must state the specific nonspouse beneficiary, if any, who may receive a portion of his benefit. Additionally, a Participant's waiver of the QJSA shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent or the spouse expressly permits designations by the Participant without further spousal consent. Having made an election, a Participant may nevertheless revoke it or file a new election any number of times prior to his Annuity Starting Date or thereafter.

                           (3)      Spousal Consent Requirement. If a
                                    Participant is married on his Annuity
                                    Starting Date, the Participant's spouse must consent in writing to an election to waive the QJSA. The spouse's consent shall acknowledge the effect of the election and must be witnessed by either a Plan representative or notary public. If the spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent. If it is established to the satisfaction of the Plan Administrator that the spouse cannot be located or if the Participant is legally separated or has been abandoned (within the meaning of the local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. Once given, the spouse's consent cannot be revoked with respect to a given election.

                                    Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights.

               (d) Minimum Distribution Requirements. Any form of the Retirement Benefit must, as of the Participant's Required Distribution Date, satisfy the minimum distribution requirements under Code section 401(a)(9) including the minimum distribution incidental benefit requirements in the Treasury regulations thereunder including section 1.401(a)(9)-2 of the proposed regulations or the final form of said regulations. The first distribution year for the purposes of this section (d) is the calendar year immediately preceding the Participant's Required Distribution Date. The minimum distribution for that calendar year must be paid by the Required Distribution Date. The required minimum distribution for any subsequent calendar year must be paid by December 31st of that year.

                       The minimum distribution for a calendar year equals the Participant's Accrued Benefit as of the latest valuation date during the calendar year immediately preceding the distribution calendar year divided by the Participant's life expectancy or, if applicable, the joint life expectancy of the Participant and his designated Beneficiary. The Participant's Accrued Benefit as determined on the valuation date will be increased by any contributions and forfeitures allocated after the valuation date but prior to the distribution calendar year and will be decreased by any distributions made after the valuation date but prior to the distribution calendar year. Any portion of the minimum distribution for the first distribution year which is made after the close of the year will be treated as a distribution during that first year. Life expectancies shall be computed using Tables V and VI under Treasury Regulation 1.72-9 based on the attained ages of the Participant and his designated Beneficiary during the calendar year.

                       For purposes of determining his minimum distribution amount, a Participant may file an irrevocable written election with the Plan Administrator prior to his initial minimum distribution to have his life expectancy or the combined life expectancy of the Participant and his designated Beneficiary be either (i) recalculated with respect to each distribution year or (ii) be equal to the life expectancy for the initial distribution year, said life expectancy to be reduced by one for each succeeding distribution year. The life expectancy for any individual shall be based on his attained age during the applicable distribution year. However, the combined life expectancy of a Participant and a non-spouse designated Beneficiary may not be recalculated in a manner which takes into account any adjustments other than the Participant's life expectancy. Furthermore, if the Participant's spouse is not his designated Beneficiary, then any distribution to the Participant after December 31, 1988 and after his Required Distribution Date shall satisfy the minimum distribution incidental benefit ("MDIB") requirement contained in the Treasury Regulations issued under Code section 401(a)(9). To satisfy this requirement, the applicable MDIB factor will be substituted for the life expectancy factor in determining the minimum distribution. Prior to January 1, 1989, the Plan satisfies the incidental benefit requirements if the distributions to the

                       Participant satisfy the MDIB requirements or if the present value of the benefit which is payable solely to the Participant is greater than 50% of the present value of the benefit payable to the Participant and his Beneficiary.

                       If no written election is filed with respect to a Participant, his minimum distribution shall be based on recalculated life expectancy if he is single and the initial combined life expectancy reduced by one for each succeeding distribution year if he is married.

                       If the Participant receives distribution in the form of a nontransferable annuity contract, the distribution will satisfy the provisions of this section only if the terms of the annuity contract comply with the requirements of Code section 401(a)(9) and applicable proposed or final regulations.

                       5.04 RETIREMENT BENEFIT LESS THAN $3,500. Irrespective of the provisions of this Article, except for the "Direct Rollover" requirements in Section 5.06 if the Participant's Retirement Benefit immediately prior to his Annuity Starting Date is less than $3,500, then the Plan Administrator may, without Participant or spousal consent, distribute his Retirement Benefit in the form of a single-sum payment at any time prior to his Required Distribution Date.

                       5.05 DESIGNATION OF DISTRIBUTION MADE IN ACCORDANCE WITH
                       SECTION 242(b)(2) OF TEFRA. The provisions of Section
                       5.02 and Section 5.03 of this Article shall not apply to any distribution made pursuant to the provisions of a designation if the following requirements are met:

               (a) the distribution by the Plan is one which would not have disqualified the Plan under section 401(a) of the Code, as in effect on the last day of the Plan Year beginning prior to January 1, 1984\;

               (b) the distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed\;

               (c) the designation is in writing, is signed by the Participant, and is executed prior to January 1, 1984\;

               (d) the Participant whose interest is being distributed had a Participant's Account under the Plan as of December 31, 1983\;

               (e)     the method of distribution specifies the following:

                           (1)    the form of distribution,

                           (2)    the time at which distribution will commence,

                           (3) the period over which distributions will be made, and

                           (4) in the case of the Participant's death, the Beneficiaries of the Participant, listed in order of priority.

           The designation must, in and of itself, provide sufficient information to fix the timing and the formula for the definite determination of the Plan payments. The designation must be complete and not allow further choice.

           For distributions which commence before January 1, 1984, but continue after December 31, 1983, the Participant will be presumed to have designated the method of distribution under which the distribution is being made if the distribution is specified in writing and satisfies all the requirements of this section.

           If a designation herein described is revoked at any time by the Participant after December 31, 1983, then the Participant's interest must be distributed in accordance with the provisions of Section 5.02 and 5.03 of this Article. Any change in the designation will be deemed to be a revocation of the designation. However, the substitution or addition of another Beneficiary under the designation will not be considered a revocation of the designation if such substitution or addition does not alter the period over which the distributions are to be made under the designation, either directly or indirectly, nor will spousal consent, as required under the terms of this Agreement, be deemed a revocation of the designation.

           In the case of a Participant's Trustee-to-Trustee Transfer from another qualified plan under which the Participant executed a designation which satisfied the requirements of this section, such amount can be distributed under the terms of the election only if the Employee did not elect to have the amount transferred. Only the amount transferred, plus earnings thereon, may be distributed under the election.

5.06 DIRECT ROLLOVER REQUIREMENT. Effective January 1, 1993 any Distributee including an Alternate Payee under a QDRO who is entitled to receive an Eligible Rollover Distribution shall be entitled to elect (pursuant to the procedure established by the Plan Administrator) to have any portion of said distribution paid directly to an Eligible Retirement Plan specified by the Distributee as a Direct Rollover.

           Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more\; any distribution to the extent such distribution is required under Code section 401(a)(9)\; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

           Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

           Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

           Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE VI

           DEATH BENEFIT

           6.01 DEATH BENEFIT. Upon the death of a Participant who is currently employed by the Employer, the Death Benefit payable to his Beneficiary on or after the date of his death shall be 100% of his Accrued Benefit plus the proceeds of any life insurance purchased on the Participant's behalf under Article XII of this Agreement. If a Participant dies after separation from service or after starting to receive benefits under the Plan but prior to receiving his entire Plan benefit, then his Beneficiary shall receive the remaining amount of benefits to which the Participant was entitled at the time of his death. The Plan Administrator may require such proof of death and such evidence of the right of any Beneficiary to receive the Death Benefit, as the Plan Administrator deems necessary.

           6.02 DESIGNATION OF BENEFICIARY. A Participant may at any time designate, in writing, the Beneficiary or Beneficiaries to whom his Death Benefit under the Plan shall be paid. The designation, which shall be in such written form as the Plan Administrator requires, may include contingent or successive Beneficiaries. If a married Participant designates a nonspouse Beneficiary to receive his Death Benefit, such designation shall be deemed invalid to the extent it designates a nonspouse Beneficiary to receive more than 50% of his Death Benefit unless the Participant and Participant's spouse have filed an election to waive the QPSA, as provided for under Section 6.04.

           If a Participant has not designated a Beneficiary in writing or if the Beneficiary designated by the Participant predeceases him or dies before a complete distribution of his portion of the Participant's Death Benefit, then, subject to the provisions of Section 6.04, the Participant shall be deemed to have designated the estate of the Participant as his Beneficiary.

           For purposes of this Section only, a Beneficiary shall be deemed to be a Participant but shall not be subject to the waiver agreement of the QPSA under Section 6.04.

           6.03 TIME OF COMMENCEMENT OF DEATH BENEFIT. If a participant dies after the distribution of his Nonforfeitable Accrued Benefit begins but prior to receiving his entire Nonforfeitable Accrued Benefit, the remaining portion of his benefit shall continue to be distributed to his Beneficiary over a period which does not exceed the payment period which had commenced for the Participant. If a Participant dies before the distribution of his Nonforfeitable Accrued Benefit begins, then his entire Death Benefit shall be distributed within five years following the end of the calendar year in which the Participant died unless:

               (a) Any portion of the Participant's Death Benefit is payable to, or for the benefit of, his designated Beneficiary\;

               (b) Such portion will be distributed over a period of time not exceeding the life expectancy of such Beneficiary\; and

               (c) The distribution of the Participant's Death Benefit shall commence not later than one year following the end of the calendar year in which the Participant died, or, if the Beneficiary is the Participant's spouse, the date on which the Participant would have attained age 70-1/2.

           If the surviving spouse dies before the distribution of the Participant's Death Benefit is complete, then the spouse shall be treated as a Participant for purposes of this section.

           In lieu of receiving payment of the death benefit on the latest date determined above, a Beneficiary may file a written election with the Plan Administrator to have the payment of his portion of the Participant's Death benefit commence at any time following the Participant's death. If a Beneficiary does not file a written election for the commencement of his benefit, then the payment of his Benefit shall commence on the latest date determined above.

           6.04   FORM OF DEATH BENEFIT.

               (a) Qualified Pre-Retirement Survivor Annuity. Unless otherwise elected, 50% of a married Participant's Death Benefit shall be distributed in the form of a

                       Qualified Pre-Retirement Survivor Annuity. A Qualified Pre-Retirement Survivor Annuity (QPSA) is an immediate annuity payable for the life of the Participant's spouse. In determining the amount of the QPSA, the Participant's Accrued Benefit shall be reduced by any security interest held by the Plan by reason of a loan outstanding to the Participant at the time of his death, provided the security interest is treated as satisfaction of the loan.

               (b)     Election to Waive the QPSA.

                           (1) Written Explanation. The Plan Administrator shall provide the Participant with a written explanation of the QPSA by the later of the first anniversary of the Participant's Entry Date or the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34. If a Participant separates from Service prior to attaining age 35, then the explanation shall be provided to the Participant no later than one year following his date of separation. The explanation of the QPSA shall be comparable to the explanation of the QJSA, as provided under Section 5.03(c) of this Agreement.

                           (2) Participant Waiver. Once the Participant has received the above written explanation of the QPSA, he may elect to waive the QPSA at any time prior to his death. The election shall be in writing and must state the specific nonspouse beneficiary, if any, who may receive a portion of his benefit. The election to waive the QPSA for a Participant which was filed prior to the first day of the Plan Year in which the Participant attained age 35 shall become invalid on the first day of said Plan Year. The Participant must then file a new election in order for the waiver of the QPSA to be effective. Having made an election, a Participant may nevertheless revoke it or file a new election any number of times.

                           (3)      Spousal Consent Requirement. If a
                                    Participant is married, then the
                                    Participant's spouse must consent in writing to the election to waive the QPSA or any change in the nonspouse Beneficiary. The spouse's consent shall acknowledge the effect of the election and must be witnessed by either a Plan representative or notary public. If the spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent. If it is established to the satisfaction of the Plan Administrator that the spouse cannot be located or if the Participant is legally separated or has been abandoned (within the meaning of the local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order (as defined under Section 7.10) provides otherwise. Once given, the spouse's consent cannot be revoked with respect to a given election.

               (c) Optional Forms of Benefit. A Beneficiary may, at any time following the Participant's date of death, file a written election with the Plan Administrator to receive his portion of the Participant's Death Benefit under one of the following options:

                           (1) one single-sum payment in cash, securities or other property as the Plan Administrator shall determine\;

                           (2) payments in monthly, quarterly, semi-annual, or annual installments over a stated period of time\; or

                           (3) by the purchase of a non-transferable annuity payable over the life of the Beneficiary. The terms of any such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan\; or

                           (4) by the payment of installments over a period certain not extending beyond the life expectancy of the Beneficiary or the joint life expectancy of the Beneficiary and a designated individual\; such payments to be made directly from the Plan or by the purchase of a non-transferable period certain annuity. The terms of such annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

                       At any time thereafter, a Beneficiary may file a written request with the Plan Administrator to accelerate payment of his portion of the Participant's Death Benefit. If no written election to receive his portion of the Participant's Death Benefit in an optional form is filed by the Participant's spouse, then the spouse's portion of the Participant's Death Benefit shall be distributed in the form of a QPSA. If no written election is filed by a nonspouse Beneficiary, then the nonspouse Beneficiary's portion of the Participant's Death Benefit shall be distributed in one or more installments.

                       6.05 DEATH BENEFIT LESS THAN $3,500. Irrespective of the provisions of this Article, if a Participant dies prior to his Annuity Starting Date and his Death Benefit is less than $3,500, then the Plan Administrator may, without the consent of the Beneficiary, distribute his Death Benefit in the form of a single-sum payment at any time during the 5-year period following the Participant's date of death.

                       6.06 DESIGNATION OF DISTRIBUTION MADE PRIOR TO JANUARY 1, 1984. The provisions of Section 6.03 and 6.04 shall not apply to any distribution made pursuant to the provisions of a designation of a Beneficiary which meets the requirements of Section 5.05 only if the Beneficiary is treated as a Participant and the Participant filed a designation under Section 5.05 which contained the information required under 5.05(e) with respect to the distributions to be made upon the death of the Participant.

6.07 IRREVOCABLE DISTRIBUTION OPTION TO SPOUSE OR TRUST FOR BENEFIT OF SPOUSE. A Participant may (subject to the spousal consent requirements of Section 6.04) make an irrevocable election to have said Participant's death benefit distributed in equal annual installments to the Participant's spouse or to a trust established by the Participant pursuant to Code section 2056(b)(7) ("QTIP Trust")\; or to a trust established by the Participant pursuant to Code section 2056(b)(5) ("Qualified Power of Appointment Trust"). Under the aforementioned irrevocable election, the Participant's Accrued Benefit must be distributed to the aforementioned spousal or trust beneficiary over a period not exceeding the lifetime of the Participant's spouse, and the income on the undistributed portion of the Participant's account balance earned during each calendar year must be distributed to said beneficiary in one or more payments at least annually by the close of said calendar year. In the event of the death of the spousal Beneficiary during the calendar year, all undistributed income accrued to the date of said Beneficiary's death shall be distributed to the estate of said Beneficiary. On the death of the Participant's spouse, any undistributed balance of the Participant's Accrued Benefit will be distributed pursuant to the Participant's beneficiary designation form or, if applicable, pursuant to the terms of the above referenced QTIP Trust or Qualified Power of Appointment Trust, as the case may be.

           The aforementioned distributions, however, shall be increased if necessary to comply with the minimum distribution requirements of
           Section 5.03.

                                   ARTICLE VII

                       DISABILITY AND TERMINATION BENEFITS
           IN-SERVICE DISTRIBUTIONS

           7.01 DISABILITY BENEFIT. If a Participant becomes disabled, he shall be entitled to receive 100% of his Accrued Benefit. A Participant shall be considered to be disabled if he is unable to engage in any substantial and gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. A Participant shall also be considered disabled if he incurs a permanent loss of the use of a member or function of the body which causes him to separate from Service. The Plan Administrator shall require the Participant to submit to a physical examination or submit such other proof of disability as the Plan Administrator deems necessary. The determination of disability by the Plan Administrator shall be based on uniform principles consistently applied in a nondiscriminatory manner.

           7.02 TERMINATION BENEFIT. If a Participant terminates his Service for any reason other than Normal, Early or Deferred Retirement, death or disability, the Participant shall be entitled to receive the full value of his Accrued Benefit attributable to his Employee Contributions and, if applicable, Elective Deferrals plus the Nonforfeitable percentage of the remainder of his Accrued Benefit based on the vesting provisions of the Adoption Agreement.

           7.03 TIME OF COMMENCEMENT OF DISABILITY OR TERMINATION BENEFIT. At any time after the Participant is disabled or terminates his Service, he may elect to receive a distribution of his Disability or Termination Benefit. If a Participant does not file a written claim for the commencement of his benefit, then the payment of his benefit shall commence on the date determined under Section 5.02 of this Agreement.

           7.04 FORM OF DISABILITY OR TERMINATION BENEFIT. A Participant's Disability or Termination Benefit shall be distributed in a form which satisfies the requirements of

           Section 5.03 of this Agreement. If a Participant's Disability or Termination Benefit is less than $3,500 prior to his Annuity Starting Date, then the Plan Administrator may distribute his Accrued Benefit as a single-sum payment without Participant or spousal consent at any time from the date he is disabled or terminates his Service to the date determined under Section 5.02 of this Agreement.

           7.05 FORFEITURE AND RESTORATION OF ACCRUED BENEFIT. The nonvested portion of the Participant's Accrued Benefit upon separation from Service shall become a Forfeiture on the earlier of the date the Participant receives a distribution of his entire Termination Benefit or the date on which the Participant incurs 5 consecutive Breaks in Service as defined in Section 7.07. A nonvested Participant shall be deemed to have received his entire Termination Benefit on the date of his separation from Service. Any Forfeiture shall be held in suspense without Trust Fund earnings and shall be allocated under the provisions of Article IV as of the end of any Plan Year following the date on which the Forfeiture occurred, so long as the Forfeiture is allocated on or before the last day of the Plan Year in which the Participant incurs 5 consecutive Breaks in Service.

           A terminated Participant, who received a distribution of his entire Termination Benefit which was less than 100% of his Accrued Benefit and who is subsequently rehired by the Employer before incurring 5 or more Breaks in Service following the date of distribution, shall have the right to repay to the Trustee the total amount of the distribution at any time during the 5-year period commencing on his initial date of reemployment with the Employer. Only upon the repayment of his entire distribution shall the Participant's Accrued Benefit be restored to the dollar amount of his Accrued Benefit at the time of distribution, determined without regard to any subsequent gains and losses in the Trust Fund. A nonvested Participant who is deemed to have received his entire Termination Benefit and is subsequently rehired by the Employer before incurring 5 or more Breaks in Service following his date of termination shall be deemed to have repaid his entire termination benefit on his date of rehire. The restoration of the Participant's Accrued Benefit shall include all protected benefits under Code section 411(d)(6). The Trust Fund earnings during the Plan Year of repayment shall be used to restore the Participant's Accrued Benefit\; and, if such earnings are not sufficient to fully restore the Accrued

           Benefit, then the Employer Contribution and Forfeitures shall be utilized. If a deficit still remains, then the Employer shall contribute the necessary amount by the end of the following Plan Year in order to provide full restoration of the Accrued Benefit.

           7.06 PARTIAL RESTORATION OF THE TERMINATION BENEFIT. In determining the Termination Benefit at any relevant time for a Participant who has received a partial distribution of his Nonforfeitable Accrued Benefit, without forfeiting the nonvested portion of his Accrued Benefit, the following formula shall be used:

                  X = P(AB + D) - D\;

           where X is the vested portion of the Accrued Benefit attributable to Employer Contributions and Forfeitures, "P" is the vested percentage at the relevant time, "AB" is the balance of the Accrued Benefit attributable to Employer Contributions and Forfeitures, and "D" is the amount of all distributions attributable to Employer Contributions and Forfeitures received by the Participant prior to the relevant time.

           7.07 BREAKS IN SERVICE AND VESTING. A Break in Service for vesting purposes shall be a Vesting Computation Period in which the Employee completes 500 or fewer Hours of Service. In computing a Participant's Termination Benefit, all pre-break and post-break service will be counted except for the following:

               (a) In the case of an Employee who has incurred a Break in Service, Years of Service prior to the Break in Service shall not be taken into account until he has completed one Year of Service after his return\;

               (b) In the case of an Employee who has incurred 5 or more consecutive Breaks in Service, any Year of Service after the last Break in Service shall not be used in determining the vested percentage of his Accrued Benefit which accrued prior to the initial Break in Service\; and

               (c) In the case of a nonvested Participant whose number of consecutive Breaks in Service equals or exceeds the greater of 5 or his aggregate number of Years of

                       Service prior to the initial Break in Service, Years of Service prior to the initial Break in Service shall not be taken into account in determining the Participant's current vested percentage under the Plan.

               7.08 IN SERVICE DISTRIBUTIONS. A distribution may be made to an Employee while still in the Service of the Employer and prior to the attainment of the Early or Normal Retirement Age only if the form of the distribution meets the requirements of Section 5.03, and the distribution is one of the following:

               (a) Employee Contribution Withdrawal. Any portion of a Participant's Accrued Benefit which is attributable to his Employee Contributions (excluding Mandatory and 401(k) Contributions) may be withdrawn at any time by the Participant after filing a written election with the Plan Administrator.

               (b) Profit Sharing Distribution. If permitted in the Adoption Agreement, a Participant may file a written election with the Plan Administrator to withdraw any portion of his Nonforfeitable Accrued Benefit which is attributable to Employer Contributions and Forfeitures (other than Qualified Non-Elective Contributions and Qualified Employer Matching Contributions) which were allocated to his Participant's Account at least 2 years prior to the date of distribution.

               (c) Hardship Distribution. If this is a profit sharing plan and if permitted in the Adoption Agreement, a Participant shall have the right to request a distribution of any portion of his Nonforfeitable Accrued Benefit, and the Plan Administrator shall grant such request only if the Plan Administrator determines that such distribution is necessary to satisfy an immediate and heavy financial need of the Participant as determined herein and the regulations under Code section 401(k)(2)(B). Any such request shall be made in writing, shall set forth in detail the nature of such hardship and the amount of the distribution needed as a result of such hardship, and shall state that the need cannot reasonably be relieved
                       (i) through reimbursement or compensation by insurance or otherwise\; (ii) by liquidation of the Participant's assets, or (iii) by cessation of elective deferrals or by Employee contributions under the Plan or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other Employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need and shall be supplemented with such additional information as the Plan Administrator requests. Unless the Employer has actual knowledge to the contrary, the Plan Administrator may rely on the Participant's written certificate and of the amount necessary to alleviate such need. If the Plan Administrator grants such request, such application shall be processed and such distribution shall be made in a single sum as soon as administratively feasible.

               Financial Need.  An immediate and heavy financial need shall mean:

                           (1) deductible medical expenses described in Code section 213(d) previously incurred by the Participant, his spouse or his dependents (as defined in Code section 152), or necessary for those persons to obtain medical care described in Code section 213(d),

                           (2) the purchase of (but not the mortgage payments for) a principal residence of the Participant,

                           (3)      the payment of tuition and related
                                    educational fees for the next twelve months of post-secondary education for the Participant, his spouse, his children or his dependents (as defined in Code section 152), or

                           (4) the prevention of the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence.

                           Distribution Necessary to Satisfy Need. A
                                    distribution shall be deemed to be necessary to satisfy an immediate and heavy financial need only if all of the following requirements are satisfied:

                           (1) the distribution is not in excess of the amount of such need. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income tax or penalties reasonably anticipated to result from the distribution\;

                           (2)      the Participant has obtained all
                                    distributions (other than hardship
                                    distributions) and all nontaxable loans
                                    currently available under this Plan and
                                    other plans maintained by the Employer or a Related Employer\; and

                           (3) the Participant's Employee Contributions under this Plan and his deferrals and employee contributions under all other plans maintained by the Employer or a Related Employer shall be suspended for the 12 month period following the date of receipt of such hardship distribution.

                           (4) the Participant's elective deferrals under this Plan and all other plans maintained by the Employer shall for the next taxable year of the Employee be limited to the applicable limit under Code section 402(g) for that year minus the Participant's elective contributions for the year of the hardship distribution.

                           7.09 RESTRICTION ON WITHDRAWALS OF ELECTIVE DEFERRALS. A Participant's Elective Deferrals, Qualified Non-Elective
                                    Contributions and Qualified Employer
                                    Matching Contributions, plus earnings
                                    thereon, may not be distributed to a
                                    Participant prior to his Separation from Service, death, or disability, except in the following circumstances:

               (a) the termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan (as defined in Code section 4975(e) or Code section 409) or a simplified employee pension plan as defined in Code section 408(k).

               (b) the disposition of the Employer, if incorporated, of substantially all of its assets (within the meaning of Code section 409(d)(2) of the Code) to an unrelated corporation, where the Employer continues to maintain the Plan, but only with respect to Employees who become employed by the corporation acquiring the assets.

               (c) the disposition by the Employer, if incorporated, of its interest in a subsidiary (within the meaning of Code section 409 (d)(3)), where the Employer continues to maintain the Plan, but only with respect to the Employees who continue employment with the subsidiary.

               (d)     the Participant's attainment of age 59-1/2.

               (e) if elected in the Adoption Agreement and subject to the requirements of Section 7.08, the financial hardship of the Participant. Any such hardship distribution shall not include any earnings credited to the Participant's Account after the later of December 31, 1988 or the last Plan Year ending before July 1, 1989.

           All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Code sections 411(a)(11) and 417. In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

           7.10 DISTRIBUTION UNDER QUALIFIED DOMESTIC RELATIONS ORDER. Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in ERISA section 206(d)(3)(B)(i)). This Plan specifically permits distribution to an Alternate Payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under ERISA) under the Plan. "Alternate Payee" for this purpose shall be as defined under ERISA section 206(d)(3)(K). A distribution to an Alternate Payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or provides for the earlier distribution pursuant to an agreement between the Plan and the Alternate Payee\; and (2) if the present value of the Alternate Payee's benefits under the Plan exceeds $3,500, the Alternate Payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section shall permit a Participant to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the Alternate Payee to receive a form of benefit not permitted under the Plan.

           If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator shall direct the Trustee to make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Plan Administrator shall direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the Plan Administrator shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

           The reasonable costs of the Plan Administrator in determining the qualified status of the order (including the cost of counsel's opinion) shall be chargeable to the account of the Participant and shall be recoverable from the Participant and the Alternate Payee from sums due to the Alternate Payee and/or the Participant in the discretion of the Plan Administrator.

           To the extent it is not inconsistent with the provisions of the Qualified Domestic Relations Order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a separate account. Such separate account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs. The Trustee shall make any payments or distributions required under this Section by separate benefit checks or other separate distribution to the Alternate Payee.

                                  ARTICLE VIII

           BENEFIT CLAIMS AND APPEAL PROCEDURE

           8.01 CLAIMS PROCEDURE. Except as provided in Article V, VI or VII, no benefit shall be paid under this Plan unless a Participant or Beneficiary ("Claimant") shall file a claim for his benefit in writing setting forth such information as shall be reasonably requested by the Plan Administrator for the determination of the Claimant's benefit.

           8.02 CLAIMS REVIEW/APPROVAL OR DENIAL BY PLAN ADMINISTRATOR. The Plan Administrator shall inform the Claimant within 60 days (the claim review period) following receipt of the written benefit claim of the approval or denial of the benefit claim. If, due to special circumstances, an extension of time for processing the claim is required, the Plan Administrator shall provide the Claimant with a written notice of the extension prior to the end of the initial 60-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision will be rendered. In no event shall any extension of time exceed a period of 60 days from the end of the initial period.

           8.03   BENEFIT DENIAL PROCEDURE.

               (a) Notice of Denial of Benefit Claim. In the event that a claim for benefits is denied, in whole or in part, the Plan Administrator shall notify the Claimant in writing of such denial within the claims review period (or, in the event of an extension, within the extension period). Such written notice shall set forth specific reasons for such denial\; specific references to pertinent Plan provisions on which the denial is based\; a description of any additional material or information necessary for the Claimant to perfect his claim\; an explanation of why such material or information is necessary\; and an explanation of the Plan's review procedure. The notice must further advise the Claimant that his failure to appeal the action in writing within 60 days following receipt of the notice will render the denial of benefits final, binding and conclusive.

               (b) Appeal of Decision of Plan Administrator.

                           (1) Referral to Plan Administrator. Any Claimant who has been denied a benefit or has any other claim relating to the Plan shall be entitled to request the Plan Administrator to give further consideration to his claim by filing with the Plan Administrator (on a form acceptable to the Plan Administrator) a request for a hearing. Such a request, together with a written statement of the reasons the Claimant believes his claim should be allowed, shall be filed with the Plan Administrator no later than sixty (60) days after receipt of written notification of denial of his claim. The Plan Administrator shall then conduct a hearing within the next sixty (60) days, at which the Claimant may be represented by an attorney or other representative of his choosing and at which the Claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. Either the Claimant or the Plan Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Plan Administrator within sixty (60) days of hearing of the appeal. Said decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be binding and conclusive on all parties.

                           (2) Optional Referral to Arbitration. At the option of either the Claimant or the Plan

                                    Administrator, and in lieu of review of a claim by the Plan Administrator as set forth above, the Plan Administrator or the Claimant may elect arbitration of said claim in accordance with the arbitration provisions of the American Arbitration Association or under arbitration provisions under applicable state law. Said election shall be made by the Claimant when filing the appeal of his claim with the Plan Administrator, or by the Plan Administrator within thirty (30) days of receiving said written appeal. If the arbitration proceeding is invoked, it shall be binding upon the parties and shall be arbitrated before an arbitrator selected in accordance with the aforementioned procedure and the award of said arbitrator may be enforced in accordance with said provisions and in accordance with applicable state law. All fees and costs of the arbitrator shall be borne by the party electing the arbitration proceeding.

                           8.04 STANDARD OF REVIEW. The denial of a benefit claim shall be upheld upon review by either the Plan Administrator or an arbitration proceeding unless a determination is made that the Plan Administrator's denial of the benefit claim was arbitrary and capricious.

                           8.05 MISSING OR LOST PARTICIPANT OR BENEFICIARY. If, after reasonable effort, the Plan Administrator cannot locate a Participant or Beneficiary who is entitled to a benefit under the Plan, then the benefit shall either be forfeited and allocated under the provisions of Section 4.02 or be deposited in the name of the Participant or Beneficiary in an investment which meets the distribution requirements of Article V or
                                    Article VI.

           If a Participant or Beneficiary whose benefit has been forfeited under the provisions of this Section later files a claim with the Plan Administrator for the forfeited benefit, then the benefit shall be restored pursuant to the provisions of Section 7.05.

           The decision as to how to treat the benefit of a missing or lost Participant or Beneficiary shall be made by the Plan Administrator under uniform principles consistently applied in a nondiscriminatory manner and in accordance with regulations issued by the Internal Revenue Service.

                                   ARTICLE IX

           ADMINISTRATION OF THE PLAN

           9.01 DESIGNATION OF NAMED FIDUCIARY. The individual(s) or entity appointed in the Adoption Agreement as the Plan Administrator shall be the Named Fiduciary of this Plan and shall be subject to the fiduciary responsibilities set forth in Title I of ERISA. The Plan Administrator shall make such rules, interpretations, and computations and shall take such other action to administer the Plan as deemed appropriate, provided that all such action shall be done in a nondiscriminatory manner consistent with the requirements of the Code and ERISA. The Plan Administrator shall have all powers necessary to accomplish his duties under this Plan.

           9.02 DISCRETION OF PLAN ADMINISTRATOR. The Plan Administrator shall administer the Plan solely in the interests of the Plan Participants and for the exclusive purpose of providing benefits to Participants and providing for the costs of reasonable administrative expenses. The Plan Administrator shall, however, administer this Plan in accordance with the reasonable discretion of the Plan Administrator. All powers as set forth in Section 9.03 shall be exercised in accordance with the Plan Administrator's discretion, and the determination of the Plan Administrator shall be final, conclusive and binding on all parties unless shown to be arbitrary and capricious.

           9.03 POWERS AND DUTIES OF PLAN ADMINISTRATOR. The Plan Administrator shall have the following powers and duties in addition to any other power or duty granted under the Plan:

               (a) To determine the eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of such Participant's Accrued Benefit\;

               (b) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement\;

               (c) To interpret and enforce the terms of this Agreement and the rules and regulations it adopts\;

               (d) To direct the Trustee with respect to the crediting and distribution of the Trust Fund\;

               (e) To exercise discretion to review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan\;

               (f To engage the services of agents whom it may deem advisable to assist it with the performance of its duties\;

               (g) To engage the services of an Investment Manager or Managers (as defined in ERISA section 3(38)), who shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control\;

               (h) To establish procedures for determining whether any order issued by a state court shall meet the requirements for treatment as a Qualified Domestic Relations Order ("QDRO") pursuant to ERISA section 206(d)(3)(B)(i). In this connection, the procedure set forth in Section 9.04 shall apply to the determination of the validity and effect of a court order and its compliance with ERISA requirements. The Plan Administrator may treat as qualified any domestic relations order entered prior to January 1, 1985, irrespective of whether it satisfies all the requirements described in ERISA section 206(d)(3)(B)(i)\;

               (i) To take such corrective action with respect to restoration of plan accounts, coverage, allocations to accounts and such other actions as shall be in accordance with Code section 7805(b) relief under the Employee Plans Restoration Guidelines issued by the Internal Revenue Service and such other corrective action as shall be desirable in the discretion of the Plan Administrator so as to assure continued qualification of this Plan, said corrective action to be effective as of the date the deficiency arises or such earlier date as shall be necessary to assure the qualification of the Plan at all times.

               (j) To adopt such procedures as shall be necessary to allow a distributee of any Eligible Rollover Distribution to elect a Direct Rollover of such distribution to an Eligible Retirement Plan. Said procedure shall be in accordance with temporary or final regulations promulgated under Code section 401(a)(31).

9.04 PROCEDURE WITH RESPECT TO QUALIFIED DOMESTIC RELATIONS ORDERS. The Plan Administrator shall have the responsibility to determine whether any court order contains the provisions necessary to a Qualified Domestic Relations Order ("QDRO").

           Promptly upon receiving a court order which creates, assigns or recognizes the right of any party to a Participant's Benefit under this Plan, the Plan Administrator shall:

               (a) Notify the Participant and any alternate payee of the receipt by the Plan Administrator of the court order and of the procedure set forth herein.

               (b) Make a determination (within 60 days of receipt of the court order) of whether the court order complies with the requirements of ERISA section 206(d)(3)(B)(i). The Plan Administrator may obtain the assistance of counsel in making the determination, including the obtaining of a written opinion of counsel if deemed necessary by the Plan Administrator.

               (c) After receipt of the court order, the Plan Administrator shall direct the Trustee to separately account for the sum which would be payable under the order if said order were determined to be a QDRO. To the extent it is not inconsistent with the provisions of the Qualified Domestic Relations Order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a separate account. Such separate account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs. The Trustee shall make any payments or distributions required under this Section by separate benefit checks or other separate distribution to the Alternate Payee.

               (d) Within 60 days from receipt of the court order, the Plan Administrator shall notify (in a manner consistent with Department of Labor Regulations) the Participant and each Alternate Payee of the Plan Administrator's determination as to the qualification of the court order as a QDRO.

           A determination that the order is a QDRO shall state that the Plan Administrator will commence any payments currently due under the Plan to the person or persons entitled thereto after the expiration of a period of 60 days commencing on the day of the mailing of the notice unless prior thereto the Plan Administrator receives a notice of the institution of legal proceedings disputing the determination. The Plan Administrator shall, as soon as practical after such 60 day period, ascertain the dollar amount currently payable to each payee pursuant to the Plan and, if the order is determined to be a QDRO, disburse any such amounts.

           18 Month Determination Period--Treatment of Segregated Account:
           During the 18 month period beginning with the date on which the first payment would be required to be made under the order the segregated account shall be treated as follows:

               (a) If, within the 18 month period, the order is determined to be a QDRO the Plan Administrator shall pay the segregated sum and earnings thereon to the person entitled thereto under the order.

               (b) If, within said period the order is determined not to be a QDRO or the issue as to whether the order is a QDRO is not resolved, then the Plan Administrator shall pay the segregated sum and earnings thereon to those persons who would be entitled thereto had there been no order.

               (c) Any determination that an order is a QDRO which is made after the close of the 18 month period shall be applied prospectively.

           The reasonable costs of the Plan Administrator in determining the qualified status of the order (including the cost of counsel's opinion) shall be chargeable to the account of the Participant and shall be recoverable from the Participant and the Alternate Payee from sums due to the Alternate Payee and/or the Participant in the discretion of the Plan Administrator.

9.05  INFORMATION TO PLAN ADMINISTRATOR. The Employer shall supply information to the Plan Administrator as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrator considers necessary to perform the above powers and duties. The Employer's records as to such information shall be conclusive as to all persons.

9.06 FUNDING POLICY. The Plan Administrator shall direct the Trustee to invest the Trust Assets in a manner which shall satisfy the Plan's short-term and long-term financial needs. This funding policy shall be consistent with the objectives of the Plan and the requirements of ERISA.

9.07 ADMINISTRATIVE COMMITTEE. In the event an administrative committee has been appointed as the Plan Administrator, a decision of the majority of the committee shall be final and binding on all parties and on committee members as to all matters upon which they may act hereunder. Any action may be taken either by a vote at a meeting or in writing without a meeting.

     The committee shall appoint a Secretary, who shall be one of the committee, to keep all records of its meetings and actions. Unless the committee decides otherwise, the Secretary shall be authorized to execute and deliver on behalf of the committee any instrument required or deemed necessary under this Agreement.

     9.08 RESIGNATION AND REMOVAL OF PLAN ADMINISTRATOR. The Plan Administrator, or any member of the administrative committee, may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than 15 days from the date of delivery, unless such notice shall be waived.

     The Employer may remove the Plan Administrator, or any member of the administrative committee, with or without cause, by delivery of a written notice of removal to take effect at a date specified therein, which shall not be less than 15 days from the date of delivery, unless such notice shall be waived.

     Upon the resignation or removal of the Plan Administrator or member of the administrative committee, the Employer may name a successor Plan Administrator or successor administrative committee member who must acknowledge acceptance of this position in writing. In the event no successor Plan Administrator is appointed, the Employer shall be the Plan Administrator until a new Administrator has been nominated and has accepted such appointment.

     9. INDEMNITY OF PLAN ADMINISTRATOR. The Employer shall indemnify and hold harmless the Plan Administrator from and against any and all loss resulting from liability to which the Plan Administrator may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in the administration of this Plan, including all expenses reasonably incurred for defense of any legal claim, in case the Employer fails to provide such defense.

     9.10 COMPENSATION AND EXPENSES OF THE PLAN ADMINISTRATOR. The Plan Administrator shall be permitted to receive from the Trust Fund reasonable compensation and reimbursement of expense for services rendered as Plan Administrator. In addition the Plan Administrator is authorized to direct the Trustee to pay the fees and costs from the Trust Fund in connection with the administration of the Plan. However, no full time employee of the Employer may be compensated for services rendered as Plan Administrator or as an agent of the Plan Administrator.

                                    ARTICLE X

           TRUST AGREEMENT

           10.01 ESTABLISHMENT OF TRUST/APPOINTMENT OF TRUSTEE. The Trust Agreement set forth in this Article shall govern the duties and responsibilities of the Trustee appointed in the Adoption Agreement or any successor Trustee. All assets of the Plan shall be held in trust, pursuant to the provisions hereof. The Trustee may be one or more individuals, a bank, trust company or any other corporation authorized under state law to have trustee powers.

           10.02 DUTIES OF TRUSTEE. The sole duty of the Trustee shall be to assume title and to hold all assets of the Plan and to invest said assets at the direction of the Plan Administrator and in accordance with the funding policy adopted by the Plan Administrator. In addition, the Trustee shall render an accounting of the assets of the Trust as of each Accounting Date. The Trustee shall furnish to the Employer and the Plan Administrator a statement of account as of each Accounting Date showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the period covered by the statements and also stating the fair market value of the Trust Fund on the Accounting Date. Such statement shall be conclusive on all persons with respect to valuation of the Trust Fund. The Employer or Plan Administrator may file with the Trustee written exceptions with respect to any transaction, act or computational error within 90 days of the receipt of the statement or such longer period as authorized under ERISA.

             The Trustee and Employer may agree, by separate instrument, for the assumption of additional duties by the Trustee, including the assumptions of investment responsibilities. The Trustee shall be accountable to the Employer for the funds contributed to it by the Employer, but shall have no duty to see that the contributions received comply with the provisions of the Plan. The Trustee shall not be obliged to collect any contributions from the Employer. Except as set forth in this Agreement no additional duties shall be imposed on the Trustee.

     10.03 TRUSTEE POWERS. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:
                  (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, and to buy or sell options with or without holding the underlying stock and other securities, corporate bonds, debentures, convertible debentures, commercial paper, and any direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of the United States, limited partnerships, insurance contracts of any type and life insurance policies pursuant to the provisions of Article XII herein, mortgages, notes or other property of any kind, real or personal, as a prudent man would do under like circumstances with due regard for the purposes of this Plan\;

                  (b) In the case of a profit sharing plan in any amount and in the case of a money purchase or target benefit plan in an amount of up to 10% of the Trust Fund, the Trustee is specifically authorized to invest in qualifying Employer real property and in qualifying Employer securities within the meaning of Section 407(d)(4) and (5) of ERISA\;

                  (c) To retain any cash held in the Trust Fund in an account at reasonable interest. If a bank is acting as Trustee, specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee) within the meaning of Code section 414(b) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code section 584 which the Trustee (or an affiliate of the Trustee, as defined in Code section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as Trustee and which conforms to the rules of the Comptroller of the Currency\;

                  (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee shall decide\;

                  (e) To credit and distribute the Trust as directed by the Plan Administrator. The Trustee shall not be obligated to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee shall be accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator\;

                  (f) To compromise, contest, arbitrate or abandon claims and demands in its discretion:

                  (g) To have with all respect to all assets of the Trust all of the rights of an individual owner including the power to give proxies, to participate in any voting trusts, mergers, consolidations of liquidations, and to exercise or sell stock subscriptions or conversion rights\;

                  (h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation\; to pool or unitize interests in oil, gas and other minerals\; and to enter into operating agreements and to execute division and transfer orders\;

                  (i) To hold any securities and other property in the name of the Trustee or its nominee, with depositories or agent depositories or in other form as it may deem best, with or without disclosing the trust relationship\;

                  (j) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust Fund\;

                  (k) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction\;

                  (l)    To file all tax returns required of the Trustee\;

                  (m) To begin, maintain or defend any litigation necessary in connection with the administration of the Trust, except that the Trustee shall not be obliged or required to do so unless indemnified to its satisfaction\;

                  (n) To make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee\;

                  (o) To employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary.

                  10.04  ALLOCATION OF FIDUCIARY RESPONSIBILITY.

                  (a) As Between Co-Trustees. In the event that two or more Trustees have been appointed, they shall jointly manage and control the assets of the Plan, however, the Trustees may allocate specific duties, responsibilities and obligations among themselves by filing a written agreement with the Plan Administrator. The signature of the specified number of trustees in the Adoption Agreement may be accepted by an interested party as conclusive evidence that all Trustees have duly authorized the actions therein set forth. No interested party acting in good faith and in reliance on the Adoption Agreement shall be obliged or held liable to ascertain the validity of such action.

                  (b) As Between the Trustee and the Plan Administrator or Any Other Person. The Plan Administrator shall be the Named Fiduciary with respect to the Plan. In addition, the Plan Administrator, the Trustee or any other person may make such additional allocation or delegation of responsibilities or assumption of duties as shall be provided by written instrument subsequent to the date of this

                         Agreement and agreed upon by the parties and filed with the Plan Administrator.

                  (c) Appointment of Investment Manager. In the event that an Investment Manager (or Managers) is appointed by the Plan Administrator or Trustee to manage the assets of the Plan (including the power to acquire and dispose of any assets of the Plan), then no Trustee shall be liable for the acts or omissions of such Investment Manager or Managers.

                  (d) Segregated Account/Participant Direction of Investment. If permitted under the Adoption Agreement, a Participant may file a written election with the Plan Administrator to have the right to direct the Trustee with respect to the investment of all or a portion of the assets comprising the Participant's Accrued Benefit. That portion of the Trust Fund under the direction of the Participant shall constitute a Segregated Account. In addition, the Plan Administrator may adopt a written policy allowing for Participant control over all or a portion of the assets comprising the Participant's Accrued Benefit in compliance with the provisions of section 404(c) of ERISA. In the event of establishment of said policy the Participant shall not be deemed to be a fiduciary by reason of his exercise of control over investment of said assets and no person who is otherwise a fiduciary shall be liable for any loss which results from said exercise of control.


                  10.05 INVESTMENT IN GROUP TRUST FUND. The Plan Administrator may direct the Trustee, for collective investment purposes, to combine into one (1) trust fund the Trust Fund created under this Plan with the trust fund created under any other qualified retirement plan. However, the Plan Administrator shall maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the Plan in which he is a Participant.

10.06        RESIGNATION/REMOVAL/APPOINTMENT OF SUCCESSOR TRUSTEE.

                  (a) Resignation. A Trustee may resign upon thirty (30) days written notice to the Employer. Concurrent with the effective date of resignation, the Trustee shall furnish to the Plan Administrator a written statement of account as to all assets of the Trust held by the Trustee as of the effective date of resignation.

                  (b) Removal. A Trustee may be removed upon five (5) days written notice from the Employer.

                  (c) Appointment of Successor Trustee. The Employer may, by written instrument, appoint a Successor Trustee in the event of the resignation or removal of an incumbent Trustee, or in the event that an incumbent Trustee shall be unable for any reason to continue to serve as Trustee. Said appointment shall become effective on or before the effective date of the resignation, removal or other termination of service of the incumbent Trustee. In the event the Employer shall fail to appoint a successor Trustee, the Employer shall be treated as having appointed the Employer (or in the case of an incorporated Employer, the board of directors) as Trustee.


                  10.07 FEES AND EXPENSES FROM FUND. The Trustee shall receive reasonable compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee shall pay all fees and expenses reasonably incurred by the Plan Administrator and Trustee in the administration of the Plan from the Trust Fund unless the Employer pays the fees and expenses. The Employer shall have the discretion to treat any fee or expense paid, directly or indirectly, by the Employer as an Employer Contribution. However, no person so serving who already receives full-time pay from an employer or an association of employers, whose employees are participants in the Plan, or from an employee organization whose members are Participants in the Plan shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

                  10.08 INDEMNIFICATION. The Employer will indemnify and hold the Trustee harmless from any liability, loss, cost or expense arising from or in any way connected with his acting upon the directions of the Plan Administrator, Investment Manager, or Participant or for failing to act because of the lack of any direction from the Plan Administrator, Investment Manager, or Participant, except due to the willful misconduct of the Trustee or to the extent such indemnification is prohibited by law or where the Trustee has assumed the role of Investment Manager and/or Plan Administrator.

                                   ARTICLE XI

                        PARTICIPANT AND BENEFICIARY LOANS
                    ADOPTION OF LOAN ADMINISTRATION POLICIES

                11.01 ELECTIVE ALLOWANCE OF PARTICIPANT AND BENEFICIARY LOANS. The loan provisions herein apply only in the event that the Employer has elected in the Adoption Agreement to allow loans to Participants and Beneficiaries based upon their benefit under the Plan. If the Employer has not elected in the Adoption Agreement to allow for Participant and Beneficiary loans, then this Article shall not be implemented, and no such loans shall be allowed under this Plan.

                11.02 LIMIT ON AMOUNT OF OUTSTANDING LOAN BALANCE AFTER DECEMBER 31, 1986. The aggregate amount of all loans granted to a Participant or Beneficiary (hereinafter referred to as "Borrower") on January 1, 1987 and thereafter (or any renegotiation of a loan outstanding prior to said date) shall not exceed the greater of:

                   (a)   $10,000\; or

                   (b) one-half of the Borrower's Nonforfeitable Accrued Benefit calculated on the date a loan is to be made, up to a maximum of $50,000, with said maximum to be reduced by the excess (if any) of:

                           (1) The highest outstanding balance of loans from the Plan during the one year period ending on the day before the date on which such loan was made, over

                           (2) The outstanding balance of loans from the Plan on the date on which such loan was made.

             In determining whether the limitations of this section have been exceeded at any date, all loans made at any time from the Plan (or from any other qualified plans maintained by the Employer or by a Related Employer) to the Borrower and still outstanding on such date shall be aggregated, and the Borrower's vested interest in all qualified plans maintained by the Employer or a Related Employer, shall be aggregated.

             11.03 LOAN TERMS. All loans granted under this Article shall be evidenced by the Borrower's promissory note and shall be based upon the following terms:

                (a) The loan shall bear a reasonable rate of interest. In this regard, the interest rate determined by the Plan Administrator under the procedures established in
                         Section 11.05 herein shall be deemed to be a reasonable rate of interest.

                (b) The loan agreement shall call for at least substantially level amortization with payments, inclusive of principal and interest, not less frequently than quarterly.

                (c) Said loan shall, by its terms, be required to be repaid within a period not greater than five (5) years from the date of the loan unless the Borrower shall demonstrate to the satisfaction of the Plan Administrator that said loan shall be used to acquire a principal residence of the Borrower within a reasonable period of time after the date the loan is made. In such case the loan may, at the discretion of the Plan Administrator, bear a maturity date commensurate with the maturity dates of loans made by institutional lenders located in the geographic area in which the borrower resides.

                (d) Said loan shall be adequately secured by the Borrower's vested interest under the Plan or by any real or personal property that is acceptable to the Plan Administrator. In the event that a Borrower's vested interest under the Plan is to be used as security, the provisions of Section 11.04 herein shall be complied with in all respects.

                (e) The Borrower shall satisfy the Plan Administrator that he is creditworthy and financially able to repay such loan.

                11.04    USE OF NONFORFEITABLE ACCRUED BENEFIT AS LOAN SECURITY.

                (a) In General. Pursuant to the restrictions herein, a loan may be secured by the Nonforfeitable Accrued Benefit of the Borrower. However, after October 19, 1989 no more than 50% of the Nonforfeitable Accrued Benefit of the Borrower may be used as security. Said security arrangement shall be pursuant to a written assignment or other instrument sufficient to create the security interest under state law, and shall be perfected in the manner called for under the Uniform Commercial Code as adopted under state law.

                         The loan shall be a lien on all interests of the Borrower in the Trust. If a Borrower's benefit becomes payable under Articles V, VI or VII prior to repayment in full of any such loan and interest due thereon, the full amount of the loan shall be due and payable pursuant to the terms of the promissory note. In the event the loan is not repaid in full, the amount to be paid to the Borrower under Articles V, VI or VII shall be reduced by the outstanding balance of any such loan and interest due thereon.

                         In the event of default, the Participant's
                         Nonforfeitable Accrued Benefit will be offset at the time the Trustee otherwise would distribute the Participant's Nonforfeitable Accrued Benefit.

                (b) Married Participant. The use of the Nonforfeitable Accrued Benefit by a Participant who is married on the date of the loan (or any renegotiation of said loan) shall be subject to the following additional restrictions:

                             (1) The Participant may not pledge any portion of the Accrued Benefit as security for a loan made after August 18, 1985, unless, within the 90 day period ending on the date the pledge becomes effective the Participant's spouse, at the time of the loan or any modification thereof consents to the security or, by separate consent, to an increase in the amount of security. Any such Spousal Consent shall acknowledge the possibility that a subsequent amount to be paid under Articles V, VI or VII might be reduced as set forth above by the amount of the outstanding balance of the loan and interest due thereon. If such Spousal Consent is given at the time that the loan is made, any such subsequent reduction of a distribution shall be made (without any Spousal Consent), even if the Borrower is married to a different spouse at the time of the subsequent reduction. If an unmarried Borrower agrees to a subsequent reduction of a distribution at the time that the loan is made, any such reduction shall be valid, even if the Borrower is married when the distribution is reduced.

                             (2) The Spousal Consent called for herein shall be in writing and shall comply with the Spousal consent requirements set forth in Article VI with respect to spousal consent to a Participant's waiver of the QPSA.

11.05      LOAN ADMINISTRATION POLICIES. This Article specifically
                             authorizes the Trustee, when directed
                             by the Plan Administrator, to grant loans to Participants and Beneficiaries on a nondiscriminatory basis in accordance with the loan policy established under this Section. Loans shall be made available to all Participants on a reasonably equivalent basis. For Plan Years beginning in 1989 and thereafter, the loan policy of the Plan Administrator shall include and be governed by the administrative policies set forth herein:

                (a) The Plan Administrator shall administer the Participant Loan program. In this respect, the Plan Administrator may adopt such additional written loan guidelines, including establishment of a minimum loan restriction, as shall be consistent with Department of Labor Regulations, Section 2550.408.

                (b) Any Plan Participant or Beneficiary may make application for a loan with the Plan Administrator.

                (c) Loans shall be approved on a nondiscriminatory basis, based upon the information provided by the Borrower as well as any information bearing upon the creditworthiness of the Borrower.

                (d) The Plan Administrator shall determine the interest rate to be charged for the loan. Said interest rate shall be commensurate with the interest rates being charged at the date of the loan by financial institutions in the immediate geographic area of the Borrower for loans comparable to the proposed loan.

                (e) All loans shall be adequately secured. In this connection, both real and personal property may be used as collateral for a loan.

                (f) A loan shall be in default if the terms set forth in the promissory note have not been met and the Plan Administrator has determined that the principal and interest will not be repayable to the Trust. The Plan Administrator shall take possession of the collateral for the loan in accordance with the terms of the security agreement. In the case of a loan secured by the Nonforfeitable Accrued Benefit of the Borrower, the Plan Administrator shall reduce the Borrower's Accrued Benefit in full discharge of the loan on the earliest date a distribution may be made.

                11.06 PARTICIPANT LOANS PRIOR TO 12/31/86. Participant loans prior to December 31, 1986 shall be governed by the rules in effect on the date of said loan. Any such loan which is modified or extended after December 31, 1986 shall be treated as a new loan as of the date of modification or extension.

                11.07 PARTICIPANT LOANS TO OWNER-EMPLOYEE OR SHAREHOLDER-EMPLOYEE PROHIBITED WITHOUT
                             ADMINISTRATIVE EXEMPTION. If the Employer is an unincorporated trade or business, a Participant who is an Owner-Employee may not receive a loan from the Plan. Further, if the Employer is an "S Corporation", a Participant who is a shareholder-employee (an employee or an officer who, at any time during the Employer's taxable year, owns more than 5%, either directly or by attribution under Code section 318(a)(1), of the Employer's outstanding stock) may not receive a loan from the Plan.

                                   ARTICLE XII

                PROVISIONS RELATING TO LIFE INSURANCE

                12.01 INSURANCE BENEFIT. The Employer may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company forms.

             The Plan Administrator shall direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the type of insurance contract. Each application for a policy, and the policies themselves, shall designate the Trustee as sole owner and beneficiary, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. Proceeds of insurance contracts paid to the Participant's Account under this Article XII shall be subject to the distribution requirements of Article VI. The Trustee shall not retain any such proceeds for the benefit of the Trust. In the event of any conflict between the terms of this Plan and Trust Agreement and the terms of any life insurance contract purchased hereunder, the provisions of this agreement shall control.

             The premiums on any life insurance contract covering the life of a Participant shall be deducted from the Participant's Account during the Plan Year in which the premiums are paid. The Trustee shall hold all insurance contracts issued under the Plan as assets of the Trust. The cash surrender value of the policy shall be considered to be a part of the Participant's Account.

12.02 INCIDENTAL INSURANCE BENEFITS. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, must be less than the following percentages of the aggregate of the Employer's Contributions and Forfeitures allocated to the Participant's Account: (i) 50% in the case of the purchase of ordinary life insurance contracts\; or (ii) 25% in the case of the purchase of term life insurance contracts. If the Trustee purchases a combination of an ordinary life insurance contract and a term life insurance contract on behalf of the Participant, then the sum of one-half of the premiums paid for the ordinary life insurance contract and the premiums paid for the term life insurance contract must be less than 25% of the aggregate Employer Contributions and Forfeitures allocated to the Participant's Account.

             If the Trustee purchases another form of life insurance contract on behalf of a Participant, such contract shall be considered a term life insurance contract, but only with respect to the term insurance portion of the contract.

             Notwithstanding anything to the contrary contained above, if this is a Profit Sharing Plan, contributions and forfeitures which have remained in the Trust for two (2) or more years may be used for the purchase or continuation of life insurance policies without regard to the above limitations.

             12.03 DISTRIBUTION OR DISCONTINUANCE OF LIFE INSURANCE PROTECTION. The Trustee shall not continue any life insurance protection for any Participant beyond notification from the Plan Administrator of termination of employment. If the Trustee holds any insurance contract on the life of a Participant when he terminated his employment (other than by reason of death), the Participant shall be given the option to retain such insurance contract by:

                (a) transferring ownership of the insurance contract to the Participant as part of his distribution under the Plan, or

                (b) allowing the Participant to purchase the policy by paying the Trustee the cash surrender value of the policy at the time of the purchase.

             The Trustee shall not distribute any contract without satisfying the provisions of Section 5.03.

             If the Participant chooses not to retain the insurance contract, then the Trustee shall surrender the contract, and the proceeds, if any, shall be credited to the Participant's Account.

             The Employer shall have the right to discontinue the purchase of insurance at any time, and the Participant shall be given the right to purchase the policy as above. If the Participant does not purchase the contract, then the insurance policy shall be surrendered and the proceeds credited to the Participant's Account.

                                  ARTICLE XIII

             AMENDMENT OR TERMINATION OF THE PLAN AND TRUST

             13.01 AMENDMENT BY EMPLOYER/AMENDMENT PROCEDURE. The Employer shall have the right at any time to amend this Agreement in any manner, including any amendment deemed necessary or advisable in order to qualify or maintain the qualification of the Plan and Trust under the appropriate provisions of the Code.

             Plan amendments shall be effected by a resolution by the board of directors if the Employer is a corporation. If the Employer is a sole proprietor or partnership, amendments shall be effected by a declaration of a sole proprietor, or in the case of a partnership, a resolution of the requisite members of said partnership.

             Any amendment adopted by the Employer shall be in writing and shall state the date on which it is effective. The Employer shall not make any amendments which affect the rights, duties or responsibilities of the Trustee or the Plan Administrator without the written consent of the Trustee or Plan Administrator.

                (a) Code Section 411(d)(6) Protected Benefits. An amendment (including the adoption of this Agreement as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code section 412(c)(8), and may not reduce or eliminate Code section 411(d)(6) protected benefits by either eliminating or reducing an early retirement benefit or a retirement-type subsidy, as defined in Treasury Regulations, or eliminating an optional form of benefit, except to the extent permitted under Treasury Regulations. The Plan Administrator must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Plan Administrator must disregard an amendment because the amendment would violate the provisions of this paragraph, then the Plan shall continue to provide the early retirement options or other optional forms of benefit for the affected Participants.

                (b) Computation of Nonforfeitable Percentage. If an amendment affects the computation of the Nonforfeitable percentage of a Participant's Accrued Benefit, then in no event shall the Nonforfeitable percentage for any Employee who is a Participant on the later of the amendment's adoption date or effective date be less than his percentage computed on such date without regard to the amendment.

                         In addition, any Participant who has completed 3 Years (or, for Plan Years beginning before January 1, 1989, 5 Years) of Service prior to 60 days following the later of:

                             (1)  the date the amendment is adopted\;

                             (2)  the date the amendment is effective\; or

                             (3) the date the Participant receives written notice of the Plan amendment,

                         shall have his Nonforfeitable percentage calculated with or without regard to the Plan amendment, whichever produces the greatest percentage.

                         If an amendment changes the Vesting Computation Period, then the first Vesting Computation Period established under the amendment must begin before the last day of the preceding Vesting Computation Period. An Employee who is credited with the minimum required Hours of Service in both the Vesting Computation Period under the Plan before the amendment and the first Vesting Computation Period established under the amendment must receive credit for 2 Years of Service with respect to such computation periods.

                         13.02 DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. If this Plan is a profit sharing plan, the Employer shall have the right to completely discontinue Employer Contributions to the Plan at any time. Upon the complete discontinuance of Employer Contributions, the rights of each affected Participant to benefits accrued to the date of discontinuance, to the extent funded, or the rights of each affected Participant to the amounts credited to his Participant's Account as of the date of discontinuance, shall be Nonforfeitable. If the Employer is a single employer, the discontinuance shall be effective no later than the last day of the Employer's taxable year following the last taxable year for which a substantial Employer Contribution was made. If more than one employer maintains this Plan, then the discontinuance shall be effective no later than the last day of the Plan Year following the Plan Year in which a substantial contribution was made. The determination as to whether a complete discontinuance of Employer Contributions has occurred (and the date thereof) shall be made by the Plan Administrator with regard to all the facts and circumstances in a particular case.

                         13.03 PARTIAL TERMINATION. Upon the partial termination of the Plan, the rights of each affected Participant to benefits accrued to the date of partial termination, to the extent funded, or the rights of each affected Participant to the amounts credited to his Participant's Account as of the date of partial termination, shall be Nonforfeitable. The determination as to whether a partial termination of the Plan has occurred (and the date thereof) shall be made by the Plan Administrator with regard to all the facts and circumstances in a particular case.

                         13.04 TERMINATION OF THE PLAN AND TRUST. The Employer (or in the event of the liquidation of the Employer, the Plan Administrator) shall have the right to terminate this Plan and Trust at any time by written resolution. If this Plan is a money purchase or target benefit pension plan and it is terminated on a date any time prior to the last day of a Plan Year, then the Employer shall not be required to make a contribution for said Plan Year.

             Upon the termination of the Plan, the rights of each affected Participant to benefits accrued to the date of termination, to the extent funded, or the rights of each affected Participant to the amounts credited to his Participant's Account as of the date of termination, shall be Nonforfeitable. Any unallocated Trust Fund assets which are required to be used to satisfy the liabilities with respect to the Participants and their Beneficiaries shall be allocated in a nondiscriminatory manner specified by an amendment executed by the Employer prior to the termination of the Plan. If no such amendment is adopted, then the unallocated amounts will be allocated under the provisions of Article IV. If, upon the satisfaction of all liabilities with respect to the Participants and their Beneficiaries, there still remains any unallocated Trust Fund assets, including any suspense account created pursuant to the provisions of Section 4.06, such assets may be returned to the Employer pursuant to a written resolution adopted by the Employer at the time of termination.

             The distribution of the Participants' and Beneficiaries' Plan benefits shall be made in accordance with the provisions of Articles V, VI and VII. If a Participant or Beneficiary has elected a form of payment other than an immediate single sum, the Trustee may purchase an annuity contract from an insurance carrier to provide the Plan benefit. Upon the complete distribution of the Trust Fund assets, the Trust shall be deemed terminated.

                                   ARTICLE XIV

             MISCELLANEOUS

             14.01 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Plan Administrator shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under the Plan. Furthermore, the Plan does not require the Trustee to collect any contributions required under the Plan, or determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Plan Administrator need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer shall be by its Board of Directors or its duly authorized designate.

             14.02 FIDUCIARIES NOT INSURERS. The Trustee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

             14.03 SUCCESSORS. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Plan Administrator, and their successors.

             14.04 EMPLOYMENT AND RIGHTS NOT GUARANTEED. Nothing contained in this Agreement including any modification or amendment hereto shall give any Employee or any Beneficiary any right to continued employment or any legal or equitable right against the Employer, any Employee of the Employer, the Trustee, including its agents or employees, or the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

             14.05 ASSIGNMENT OR ALIENATION. Except as provided in Code section 414(p) relating to qualified domestic relations orders and Article XI relating to Participant and Beneficiary loans, neither a Participant nor a Beneficiary shall anticipate, assign or alienate (either by law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process or subject to liability for the Participant's debts, liabilities or other obligations.

             14.06 EXCLUSIVE BENEFIT. Except as provided under Article III and
             Article XIII, the Employer shall have no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to the Employer, either directly or indirectly, nor shall any part of the corpus or income of the Trust Fund, or any asset of the Trust, be at any time used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan.

             14.07 MERGER/DIRECT TRANSFER. The Trustee shall not consent to, nor be a party to, any merger or consolidation with another plan, nor to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit (as if such Plan had then been terminated) equal to or greater than the benefit each Participant would have received had this Plan terminated immediately before the merger or consolidation or transfer.

             14.08 LIABILITY OF EMPLOYER. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act, or failure to act, on the part of the Trustee, or the Plan Administrator unless, under the Adoption Agreement, the Employer has been designated as the Plan Administrator.

             14.09 RIGHTS AND REMEDIES LIMITED. No person shall have any legal or equitable right or claim against the Employer, the Plan Administrator, or the Trustee unless the right or claim is specifically provided for in this Plan and Trust Agreement or in applicable provisions of ERISA or the Code. No interested party may bring any action in any court on any matter concerning this Plan and Trust, the determination of which is provided for in this Agreement, until the procedure provided for herein has been exhausted and a decision made with respect thereto.

             14.10 CONSTRUCTION OF THE PLAN AND TRUST AGREEMENT. For all matters affecting its validity and construction, this Plan and Trust Agreement shall be governed by the laws of the State of the Employer's principal place of business, except to the extent inconsistent with the Code or ERISA.

             If any provision of this Agreement or any amendment thereto shall be judged unenforceable or cause the Plan and Trust to be disqualified, said provision shall be deemed to be not in effect and all other provisions of the Agreement and any amendment thereto shall nevertheless remain in effect.

             14.11 HEADINGS AND GENDER. The headings of articles and the subheadings and sections in this Plan and Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction thereof. Any words used in this Agreement in the masculine gender shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and any words used herein in the singular form shall be construed as though they were also used in the plural form in all cases where they would so apply.

                                CEMAX-ICON, INC.

                    EMPLOYEES' 401(k) SAVINGS PLAN AND TRUST

                               ADOPTION AGREEMENT



The undersigned Employer hereby establishes a 401(k) profit sharing plan and trust as set forth herein pursuant to the following action by unanimous consent:

RESOLVED, the Plan and Trust Agreement, consisting of this Adoption Agreement and the CDA Benefit Consultants, Inc. Defined Contribution Plan and Trust Agreement attached as Exhibit A hereto, is hereby adopted for the benefit of all qualified employees of the Employer.

RESOLVED FURTHER, that any officer or director of the Employer is authorized and directed for and on behalf of the Employer to take all actions necessary to implement this Plan and this Trust and to prepare, execute and file all such documents as are necessary to establish and operate the Plan and Trust and to take whatever steps deemed necessary or advisable to ensure the qualification of the Plan and Trust under the Internal Revenue Code.

RESOLVED FURTHER, that for purposes of section 415 of the Internal Revenue Code, the Limitation Year shall be the 12-consecutive-month period designated hereunder.

RESOLVED FURTHER, that the adoption of this Plan and Trust shall constitute a total amendment and restatement of the CEMAX, Inc. 401(k) Savings Plan and Trust which were effective February 15, 1990.



                 PROVISIONS RELATING TO ARTICLE I (DEFINITIONS)


 1.  COMPENSATION (1.07).

     Compensation shall include only Compensation actually received by the Employee.

     Compensation shall include elective contributions that are made by the Employer on behalf of the Employee that are not includable in income under Code sections 125, 402(a)(8)/402(e)(3), 402(h), or 403(b).

     The determination period for Compensation shall be the Plan Year.

 2.  EFFECTIVE DATE (1.09).

     The Effective Date of this Plan and Trust is June 13, 1995.

 3.  EMPLOYER (1.12).  Employer shall mean:

     Name of Employer:  CEMAX-ICON, Inc. (formerly CEMAX, Inc.)
     EIN:  77-0103865

     Date of Incorporation:  March 9, 1982
     Employer Fiscal Year:  January 1st to December 31st.

     For purposes of crediting Hours of Service for vesting and eligibility, Employer shall also include ICON Medical Systems, Inc.

 4.  HIGHLY COMPENSATED EMPLOYEE (1.14).

     In determining the Highly Compensated Employees for the Plan Year, the Employer shall use the Plan Year as the determination period.

 5.  HOUR OF SERVICE (1.15):  EQUIVALENCY METHOD FOR CERTAIN JOB CATEGORIES.

     If the Employer does not maintain hourly records for a classification of Employees, then Hours of Service shall be credited on the basis of days worked. An Employee shall be credited with 10 Hours of Service for each day in which he is credited with at least one Hour of Service.

 6.  PLAN NAME (1.22).

     The name of the Plan shall be the CEMAX-ICON, Inc. Employees' 401(k) Savings Plan. For identification purposes the Employer has assigned the following three digit number to this Plan: 001.

 7.  PLAN ADMINISTRATOR (1.23).

     The Plan Administrator shall be the Employer.

 8.  PLAN YEAR (1.24).

     The Plan Year shall be the period beginning on February 15, 1990 and ending on December 31, 1990 and each 12-consecutive-month period ending on December 31st thereafter.

9. TRUST (1.30). The name of the Trust shall be the CEMAX-ICON, Inc. Employees' 401(k) Savings Trust. The tax identification number assigned to the Trust by the Internal Revenue Service is 77-0242695.

10.  TRUSTEE (1.32). The following individual is hereby appointed as the
     Trustee: Greg Patti.

11. ELAPSED TIME METHOD. (1.33) Service shall not be determined under the Elapsed Time Method under Section 1.33 of the Plan.



                PROVISIONS RELATING TO ARTICLE II (PARTICIPATION)

 1.  ELIGIBLE EMPLOYEES/INELIGIBLE CATEGORY OF EMPLOYMENT (2.01).

     An Employee who is an Employee who is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives (within the meaning of Code section 7701(a)(46)) and one or more employers, including the Employer, under which retirement benefits have been the subject of good faith bargaining between such Employee representatives and such employer or employers shall be excluded from participation in the Plan. Any other Employee who meets the Participation Requirements shall be eligible to participate in the Plan. An Employee who moves from an ineligible category of employment to an eligible category of employment shall participate in the Plan in accordance with the provisions of Section 2.01.

 2.  PARTICIPATION REQUIREMENTS (2.01).

       (a) ELIGIBILITY TO MAKE ELECTIVE DEFERRALS.

           An Eligible Employee may elect to make Elective Deferrals at any time following his date of hire.

           The above eligibility requirements shall apply only to persons who are Employees on September 30, 1995. Any other Employee may elect to make Elective Deferrals at any time following the first day of the calendar quarter which is coincident with or next following his date of hire.

       (b) ELIGIBILITY TO SHARE IN THE ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

           An Eligible Employee shall be eligible to share in the allocation of Employer Contributions (other than Employer Matching Contributions) on the first day of the calendar quarter which is coincident with or next following the date on which he completes 1 Year of Service.

       (c) YEAR OF SERVICE.

           For purposes of eligibility, a Year of Service shall mean the completion of 1,000 or more Hours of Service during the Eligibility Computation Period.

 3.  ELIGIBILITY COMPUTATION PERIOD (2.01 AND 2.02).

     For purposes of determining Years of Service and Breaks in Service with regards to eligibility, the initial computation period shall be the 12 consecutive month period which began on the date the Employee first performed an Hour of Service. Thereafter, the computation period shall be the Plan Year, commencing with the Plan Year in which the initial computation period ends. For purposes of crediting Years of Service for eligibility, Plan Year shall be determined as though the Plan had been in effect at all times.

 4.  ENTRY DATE (2.01).

     An Eligible Employee shall enter the Plan on the earlier of the date he first makes an Elective Deferral to the Plan or the date on which he is eligible to share in the allocation of Employer Contributions and Forfeitures.

 5.  ELECTION NOT TO PARTICIPATE (2.05).

     An Employee shall not be permitted to file an election not to participate in this Plan.




               PROVISIONS RELATING TO ARTICLE III (CONTRIBUTIONS)

 1.  ELECTIVE DEFERRALS.

     Elective Deferrals shall be permitted under this Plan. Unless otherwise specified in this Plan, Elective Deferrals shall be deemed to be Employer Contributions.

     An Employee shall elect in the manner and form prescribed by the Plan Administrator the amount of Elective Deferrals to be made to the Plan. Such election must specify the percentage or amount of the Elective Deferral. Having made an election, an Employee may nevertheless revoke it or modify it at least once each calendar year according to rules established by the Plan Administrator which are applied in a uniform and nondiscriminatory manner.

     Any Elective Deferral must meet the requirements of Plan Section 3.03.

 2.  EMPLOYER CONTRIBUTIONS (3.01).

     EMPLOYER MATCHING CONTRIBUTION:

     For each Plan Year, the Employer shall contribute an Employer Matching Contribution on behalf of each Participant who is eligible to receive an allocation of Employer Matching Contributions for the Plan Year in an amount equal to a percentage of each Participant's Elective Deferrals, subject to a maximum dollar amount, for the Plan Year. Said percentage and maximum dollar amount shall be determined at the discretion of the Employer.

     Said Employer Matching Contribution shall be reduced by forfeitures, if any, to be applied for the Plan Year.

     EMPLOYER DISCRETIONARY CONTRIBUTION:

     The Employer shall determine any additional amount of Employer contributions to be deposited to the Trust fund with respect to such Plan Year.

 3.  EMPLOYEE CONTRIBUTIONS (3.02) (3.03).

       (a) VOLUNTARY EMPLOYEE CONTRIBUTIONS

           Voluntary Employee Contributions shall not be permitted under this Plan.

       (b) EMPLOYEE ROLLOVER CONTRIBUTIONS

           Employee Rollover Contributions shall be permitted under this Plan.

       (c) TRUSTEE-TO-TRUSTEE TRANSFERS

           Trustee-to-Trustee Transfers shall be permitted under this Plan.





                 PROVISIONS RELATING TO ARTICLE IV (ALLOCATIONS)

 1.  ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES (4.02).

     Any Employer Matching Contributions shall be allocated during the Plan Year on a monthly, quarterly, semi-annual or annual basis to any Participant who has Elective Deferrals during the period for which the matching contributions are being made, regardless of the Participant's Hours of Service during the Plan Year.

     NON-INTEGRATED ALLOCATION.

     NON-TOP HEAVY PLAN. If this Plan is not a Top Heavy Plan for a Plan Year, then, after the restoration of any benefits required under Section 7.05 and matching the Participant's Elective Deferrals within the limits set forth in Section III(2) of this Adoption Agreement, any remaining Employer Contributions and Forfeitures for the Plan Year shall be allocated in the same ratio that each Covered Participant's Compensation bears to the total Compensation of all Covered Participants for the Plan Year.

     TOP HEAVY PLAN. If this Plan is a Top Heavy Plan for a Plan Year, then, after the restoration of any benefits required under Section 7.05, any remaining Employer Contributions and Forfeitures for the Plan Year shall be allocated in the following manner:

       (1) in the same ratio that each Covered Participant's Compensation for the Plan Year bears to the total Compensation of all Covered Participants for the Plan Year, up to a maximum allocation of 3% of each Participant's Compensation. For purposes of this initial allocation only, Covered Participant shall include any Participant who is still employed on the last day of the Plan Year, regardless of the number of Hours of Service credited during the Plan Year. This initial Top Heavy Plan allocation shall be reduced by any allocation on behalf of a Covered Participant on the accounting date under any other qualified retirement plan maintained by the Employer.

       (2) after matching the Participant's Elective Deferrals within the limits set forth in Section III(2) of this Adoption Agreement, any remaining Employer Contributions and Forfeitures will be allocated in the same ratio that each Covered Participant's Compensation bears to the total Compensation of all Covered Participants for the Plan Year.

     COMPENSATION for purposes of the allocation of Employer Contributions and Forfeitures shall mean the Participant's Compensation for the determination period.

     COVERED PARTICIPANT shall mean any Participant who has completed 1,000 or more Hours of Service during the Plan Year and who is employed with the Employer on the last day of the Plan Year. Covered Participant shall also include any Participant who became disabled or died during the Plan Year, regardless of the number of Hours worked during the Plan Year. For Plan Years beginning after December 31, 1993, Covered Participant shall also include nonhighly compensated Participants who have completed more than 500 Hours of Service during the Plan Year, but only to the extent the Plan Administrator determines is necessary to satisfy the requirements of Code sections 401(a)(26) and 410(b) in accordance with the procedure in Plan
     Section 2.06.

 2.  LIMITATION YEAR (4.05).

     The Limitation Year shall be each 12-consecutive-month period ending on December 31st.

 3.  LIMITATION FOR PARTICIPATION IN DEFINED BENEFIT PLAN (4.05).

     If the sum of a Participant's defined benefit plan fraction plus the defined contribution plan fraction exceeds 1.0 during a Limitation Year, then the Participant's Annual Additions under this Plan for the Limitation Year shall be reduced to the extent necessary to prevent the limitation from being exceeded.

 4.  EXCESS ANNUAL ADDITIONS (4.06).

     If a Participant's Annual Additions during a Limitation Year exceed the limitations of Section 4.05 and the Participant is covered by another qualified defined contribution plan maintained by the Employer, then his Annual Additions under this Plan shall be reduced to the extent necessary to prevent the limitations from being exceeded.



             PROVISIONS RELATING TO ARTICLE V (RETIREMENT BENEFITS)


 1.  EARLY RETIREMENT AGE (5.01).

     Early Retirement Age shall be the later of age 55 or the completion of 7 Years of Service for vesting purposes.

 2.  NORMAL RETIREMENT AGE (5.01).

     Normal Retirement Age shall be the later of age 65 or the Participant's age on the 5th anniversary of his Entry Date.



                       PROVISIONS RELATING TO ARTICLE VII
               (TERMINATION BENEFITS AND IN-SERVICE DISTRIBUTIONS)


 1.  VESTING (7.02).

     A Participant shall always be fully vested in that portion of his Accrued Benefit which is attributable to his Employee Contributions, Elective Deferrals, Qualified Non-Elective Contributions, and Employer Matching Contributions. The remaining portion of his Accrued Benefit shall vest under the following schedule:

           Years of Service                Nonforfeitable Percentage
           ----------------                -------------------------
                 1                                      0%
                 2                                     20%
                 3                                     40%
                 4                                     60%
                 5                                     80%
                 6 or more                            100%.

     Irrespective of the above schedule, a Participant who was an Employee on September 30, 1995 shall have his Nonforfeitable percentage calculated under the following schedule:



              Years of Service                Nonforfeitable Percentage
              ----------------                -------------------------
                      1                                 30%
                      2                                 60%
                 3 or more                             100%.

 2.  YEAR OF SERVICE FOR VESTING PURPOSES.

     A Year of Service for vesting purposes shall mean a Vesting Computation Period in which the Employee completes 1,000 or more Hours of Service. The Vesting Computation Period shall be the Limitation Year.

 3.  YEARS OF SERVICE TAKEN INTO ACCOUNT FOR VESTING PURPOSES.

     In computing the Employee's Nonforfeitable percentage, all Years of Service shall be credited.

 4.  IN-SERVICE DISTRIBUTIONS (7.08).

     In-service distributions other than withdrawals of Employee Contributions shall not be permitted under the Plan.

 5.  WITHDRAWALS OF ELECTIVE DEFERRALS (7.09).

     Financial hardship distribution of a Participant's Elective Deferrals will be allowed.



                        PROVISIONS RELATING TO ARTICLE X


 1.  SIGNATURE OF TRUSTEE [10.04(a)].

     If more than one Trustee has been appointed under this Adoption Agreement, then the signature of one Trustee may be accepted by an interested party as conclusive evidence that all Trustees have duly authorized the actions set forth therein.

 2.  SEGREGATED ACCOUNTS [10.04(d)].

     Segregated Accounts shall be permitted under this Plan.

              PROVISIONS RELATING TO ARTICLE XI (PARTICIPANT LOANS)


 1.  PARTICIPANT LOANS (11.01).

     Participant loans shall be permitted under this Plan.

                   SIGNATURES BY ADOPTING EMPLOYER AND TRUSTEE


On behalf of the Employer, this Plan and Trust Agreement is hereby adopted this ______ day of October, 1995 to be effective as of the date specified in this Adoption Agreement.


                                             __________________________________
                                             TERRY ROSS
                                             President








                 CONSENT TO TERMS OF TRUST AGREEMENT BY TRUSTEE



The undersigned hereby accepts the terms of this Plan and Trust Agreement as of the Effective Date.


                                            __________________________________
                                            GREG PATTI
                                            Trustee